Exhibit 10.1

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
 COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AIRBUS A320 FAMILY PURCHASE AGREEMENT

Dated as of March 18, 2013

between

Airbus S.A.S.

and

Hawaiian Airlines, Inc.

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CLAUSE	TITLE

0	DEFINITIONS AND INTERPRETATION

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	BUYER’S TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVES SERVICES

16	TRAINING SUPPORT AND SERVICES

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	ASSIGNMENTS AND TRANSFERS

21	TERMINATION

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22	MISCELLANEOUS PROVISIONS

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C O N T E N T S

EXHIBITS	TITLES

Exhibit A	STANDARD SPECIFICATION

Exhibit B1	FORM OF SPECIFICATION CHANGE NOTICE

Exhibit B2	FORM OF MANUFACTURER SPECIFICATION CHANGE NOTICE

Exhibit B3	[…***…]

Exhibit C	SELLER SERVICE LIFE POLICY – LIST OF ITEMS COVERED

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	TECHNICAL DATA INDEX

Exhibit G1	SELLER PRICE REVISION FORMULA

Exhibit G2	PROPULSION SYSTEMS PRICE REVISION FORMULA

Exhibit H	MATERIAL SUPPLY AND SERVICES

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This A320 Family Purchase Agreement is entered into as of March 18, 2013

BETWEEN

Airbus S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814

(hereinafter referred to as the “Seller”);

and

Hawaiian Airlines, Inc., a corporation, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Suite G-350, Honolulu, Hawaii, 96819, United States of America

(hereinafter referred to as the “Buyer”);

WHEREAS, subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft (as hereinafter defined) to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

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0 -        DEFINITIONS

For all purposes of this Agreement (defined below), except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

A321 NEO Aircraft – any or all of the sixteen (16) firm A321-200 aircraft with the New Engine Option installed, for which the delivery schedule is set forth in Clause 9.1.1, as amended from time to time, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

A321 Standard Specification – the A321 standard specification document reference […***…], published by the Seller, a copy of which is annexed as Exhibit A1.

AACS – Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its office at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, or any successor thereto.

AET – Airbus Equivalent Thrust.

Affiliate – with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Agreement – this Airbus A320 Family Purchase Agreement, including all exhibits and appendixes attached hereto, as the same may be amended or modified and in effect from time to time.

Airbus BFE Catalog – The Seller’s catalog of approved BFE Suppliers and approved BFE products that can be selected for installation onto the Aircraft, as amended, modified or updated from time to time.

AirbusWorld – Airbus’ online customer services portal.

Aircraft – any or all of A321 NEO Aircraft, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Aircraft Training Services – all on-aircraft training courses and training support provided to the Buyer pursuant to this Agreement, including flight training, line training, flight assistance, line assistance, and maintenance support.

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Airframe – the Aircraft, including nacelles and thrust reversers, but excluding Propulsion Systems therefor.

AOG and Repair Guide – the AOG and repair guide published by the Seller and revised from time to time.

ATA Specification – recommended specifications developed by the Airlines for America (formerly known as Air Transport Association of America) reflecting consensus in the commercial aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.

Aviation Authority – when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Aviation Authority Directive – a directive, issued by an Aviation Authority, having legal force.

Balance of the Final Contract Price – the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft and not applied, pursuant to Clause 5.6, to any other amount owed by the Buyer to the Seller.

Base Price – the base price for any Aircraft, Airframe, NEO, Sharklets, Master Charge Engine, SCNs, or Propulsion Systems, as more completely described in Clause 3.1.

BFE Data – as defined in Clause 14.3.2.1.

BFE Definition – as defined in Clause 18.1.2.

BFE Supplier – an approved supplier of BFE, listed in the Airbus BFE Catalog.

Bill of Sale – as defined in Clause 9.2.2.

Business Day – with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in Toulouse, France or Honolulu, Hawaii, United States.

Buyer Furnished Equipment or BFE – for any Aircraft, all the items of equipment that shall be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

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Cape Town Treaty – collectively the Convention and the Protocol, together with the Regulations and Procedures for the International Registry, and all other rules, amendments, supplements, and revisions thereto.

CDF Date – as defined in Clause 2.4.2.

Certificate – as defined in Clause 16.3.3.

Certificate of Acceptance – as defined in Clause 8.3.

CFM Price Revision Formula – the price revision formula set forth in Part 1 of Exhibit G2.

CFM Propulsion Systems – as defined in Clause 2.3.

Change in Law – as defined in Clause 7.3.1.

COC Data – as defined in Clause 14.8.

Commitment Fee – each of the commitment fee amounts described in Clause 5.2.

Convention – the Convention on International Interests in Mobile Equipment signed in Cape Town, South Africa on November 16, 2001, as ratified by the United States.

COC Data – as defined in Clause 14.8.

Confidential Information – as defined in Clause 22.11.

Contractual Definition Freeze or CDF – as defined in Clause 2.4.2.

CS Catalog – as defined in Clause 14.5.

Customization Milestones Chart – as defined in Clause 2.4.1.

Declaration of Design and Performance or DDP – the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery – the transfer of title to an Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date – the date on which Delivery occurs.

Delivery Location – the facilities of the Seller at the location of final assembly of the Aircraft.

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Delivery Schedule – as defined in Clause 9.1.1.

Development Changes – as defined in Clause 2.2.2.

DGAC – the Direction Générale de l’Aviation Civile of France, or any successor thereto.

EASA – European Aviation Safety Agency, or any successor thereto.

End-User License Agreement for Airbus Software – as defined in Clause 14.9.4.

Excusable Delay – as defined in Clause 10.1.

Export Certificate of Airworthiness – an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA – the U.S. Federal Aviation Administration, or any successor thereto.

Federal Aviation Regulations – regulations issued by the FAA from time to time.

Final Contract Price – as defined in Clause 3.2.

First Quarter or 1st Quarter or 1Q – January, February and March of any given calendar year.

Fourth Quarter or 4th Quarter or 4Q – October, November and December of any given calendar year.

Goods and Services – any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or its designee.

GTC – as defined in Clause 14.10.3.

Holdings – Hawaiian Holdings, Inc., a Delaware corporation.

Indemnitee – as defined in Clause 19.3.

Indemnitor – as defined in Clause 19.3.

Inexcusable Delay – as defined in Clause 11.1.

In-house Warranty Labor Rate – as defined in Clause 12.1.7.5(b).

In-House Warranty Repair – as defined in Clause 12.1.7.1.

Interface Problem – as defined in Clause 12.4.1.

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International Registry – as defined in the Cape Town Treaty.

LIBOR – the London Interbank Offered Rate for each stated interest period, determined on the basis of the offered rates for six-month deposits in US dollars, appearing on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Business Day on which banking institutions are authorized to close in London) before the first day of an interest period.  If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period shall be the arithmetic mean of such offered rates rounded to the nearest one hundred thousandth of a basis point. If only one (1) offered rate appears, the rate for that interest period shall be “LIBOR” as quoted by the bank listed on the Reuters Screen LIBO Page.

Losses – as defined in Clause 19.1.

Manufacturer Specification Change Notice or MSCN – as defined in Clause 2.2.3

MLW – maximum landing weight.

MTOW – maximum take-off weight.

MWE – manufacturer’s weight empty.

MZFW – maximum zero fuel weight.

New Engine Option or NEO – as defined in Clause 2.1.1

Options Catalogue – as defined in Clause 2.4.1.

Other Indebtedness – as defined in Clause 21.5(d).

PEP – as defined in Clause 14.13.1.

Predelivery Payment or PDP – any of the payments determined in accordance with Clause 5.3.

Predelivery Payment Reference Price – as defined in Clause 5.3.2.

Propulsion Systems – either or both of the CFM Propulsion Systems and/or the PW Propulsion Systems, as applicable, provided that once the Buyer has selected either the CFM Propulsion Systems or the PW Propulsion Systems for installation on the Airframe in accordance with the terms hereof, then the term Propulsion Systems shall be deemed to refer to the Propulsion Systems selected by the Buyer.

Propulsion System Manufacturer – either or both of CFM International, Inc. ("CFM") and/or Pratt and Whitney ("PW"), as applicable, provided that once the Buyer has

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selected either the CFM Propulsion Systems or the PW Propulsion Systems for installation on the Airframe in accordance with the terms hereof, then the term Propulsion System Manufacturer shall be deemed to refer to the manufacturer of the Propulsion Systems selected by the Buyer.

Propulsion System Price Revision Formula – either or both of the CFM Price Revision Formula and/or the PW Price Revision Formula, as applicable, provided that once the Buyer has selected either the CFM Propulsion Systems or the PW Propulsion Systems for installation on the Airframe in accordance with the terms hereof, then the term Propulsion System Price Revision Formula shall be deemed to refer to the Propulsion System Price Revision Formula for the Propulsion Systems selected by the Buyer.

Protocol – the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment signed in Cape Town, South Africa on November 16, 2001, as ratified by the United States.

PW Price Revision Formula – the propulsion systems price revision formula set forth in Part 2 of Exhibit G2.

PW Propulsion Systems – as defined in Clause 2.3.

Quarter – the First Quarter, Second Quarter, Third Quarter or Fourth Quarter, as applicable.

[…***…]

Reference Price – as set forth in Clause 3.1.2.

Regulations and Procedures for the International Registry – the Regulations and Procedures for the International Registry issued, from time to time, pursuant to Article 17(2)(d) of the Convention and Article XVIII of the Protocol.

Reuters Screen LIBOR Page – the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or any successor to such page or service).

Revision Service Period – as defined in Clause 14.5.

Scheduled Delivery Month or SDM – as defined in Clause 9.1.1.

Scheduled Delivery Quarter or SDQ – as defined in Clause 9.1.1.

SEC – as defined in Clause 21.5(a).

Second Quarter or 2nd Quarter or 2Q – April, May and June of any given calendar year.

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Seller Price Revision Formula – the price revision formula set forth in Exhibit G1.

Seller’s Representatives – as defined in Clause 15.

Seller’s Service Bulletin – a Service Bulletin issued by the Seller.

Seller’s Training Center – as defined in Clause 16.2.1.

Service Bulletin – as defined in the Federal Aviation Regulations.

Service Life Policy – as defined in Clause 12.2.

SFE – means Seller furnished equipment.

Sharklets – a new large wingtip device, currently under development by Airbus, which is part of the New Engine Option.

Software Services – as defined in Clause 14.

Specification – either (a) the A321 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A321 Standard Specification, as amended by all applicable SCNs.

Specification Change Notice or SCN – as defined in Clause 2.2.1.

Standard Specification – the A321 Standard Specification.

Successor – as defined in Clause 20.4.

Supplier – any supplier of Supplier Parts.

Supplier Part – any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

Supplier Product Support Agreement – an agreement between the Seller and a Supplier containing, among other things, enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements) and, to the extent that any are assignable, indemnities.

Taxes – as defined in Clause 5.5.3.

Technical Acceptance Flight – as defined in Clause 8.1.2(iv).

Technical Acceptance Process  – as defined in Clause 8.1.1.

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Technical Data – as defined in Clause 14 and Exhibit F.

Termination Event – as defined in Clause 21.1.

Third Quarter or 3rd Quarter or 3Q – July, August and September of any given calendar year.

Total Loss – as defined in Clause 10.4

Training Conference – as defined in Clause 16.1.3.

Type Certificate – as defined in Clause 7.1

VAT – as defined in Clause 5.5.1.

Warranted Part – as defined in Clause 12.1.1.

Warranty Claim – as defined in Clause 12.1.5.

Warranty Period – as defined in Clause 12.1.3.

The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof.  The definition of a singular in this Clause 0 shall apply to plurals of the same words.

References in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement unless otherwise indicated.

Each agreement defined in this Clause 0 shall include all appendixes, exhibits and schedules thereto.  If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

References in this Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.

The term “including” when used in this Agreement means “including among other things” except when used in the computation of time periods.

Technical and trade terms not otherwise defined herein shall have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

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1 -                                                                               SALE AND PURCHASE

The Seller shall sell and deliver to the Buyer, and the Buyer shall purchase and take delivery of the Aircraft from the Seller, subject to the terms and conditions in this Agreement.

2 -                                                                               SPECIFICATION

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2.1.1                                                                Specification

The Aircraft shall be manufactured in accordance with the Standard Specification, as amended to include (i) the Propulsion Systems set forth in Clause 2.3, (ii) the MWE modifications set forth in Clause 2.1.2 corresponding to the Propulsion Systems selected by the Buyer, (iii) SCNs as agreed by the Parties in accordance with the terms hereof, (iv) Sharklets, (v) airframe structural adaptations, (vi) the design weights as follows:

an MTOW of […***…] metric tons, MLW of […***…] metric tons and MZFW of […***…] metric tons, and

(vii)  aircraft systems and software adaptations required to operate an A321 NEO aircraft (the “New Engine Option” or “NEO”).

2.1.2                                                                The MWE set forth in the Standard Specification at § 13-10.01.00 will be amended to include the following:

Propulsion System as per Clause 2.3	A321-200 NEO aircraft
PW1133G-JM	[…***…] kg
CFM LEAP-1A33	[…***…] kg

2.1.3                                                             Certain options listed in the Airbus catalog from time to time may not be applicable to or certified for NEO aircraft.

2.2                                                                            Specification Amendment

The Seller and Buyer understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.2.

2.2.1                                                                Specification Change Notice

(i)                The Specification may be amended by written agreement between the Seller and Buyer in a SCN.  Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out such SCN’s scope of implementation and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, or Scheduled Delivery Month of the Aircraft affected thereby, two-way interchangeability or replaceability requirements of the Specification and/or the text of the Specification. A SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, shall be specified in the SCN.

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[…***…]

2.2.2                                                                Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth hereunder.

2.2.3                Manufacturer Specification Changes Notices

(i)                The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“Manufacturer Specification Change Notice” or “MSCN”), which shall be substantially in the form set out in Exhibit B2 hereto and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Base Price, Delivery Date of the Aircraft affected thereby, two-way interchangeability or replaceability requirements under the Specification and/or the text of the Specification.

(ii)            Except when the MSCN is necessitated by an Aviation Authority Directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN.  If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.4                                                               In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.3(ii) above, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer will have access to the details of such changes through the relevant application in AirbusWorld.

2.2.5                                                               The Seller is considering turning certain items, which are currently BFE in the Specification, into SFE and the parties agree that such BFE items shall be excluded from the provisions of Clauses 2.2.3 and 2.2.4 above and, should they become SFE, shall furthermore be chargeable to the Buyer.

[…***…]

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2.3                                                                        Propulsion Systems

The Airframe will be equipped with either (i) a set of two (2) CFM LEAP-1A33 engines, including standard equipment for installed engines of such type (the “CFM Propulsion Systems”), or (ii) a set of two (2) PW1133G-JM engines, including standard equipment for installed engines of such type (the “PW Propulsion Systems”), each as set forth in detail below:

Aircraft Type	CFM	PW
for A321-200 NEO Aircraft	"LEAP-1A33" (AET […***…] lbf)	"PW1133G-JM" (AET […***…] lbf)

[…***…]

2.4                                                                            Milestones

2.4.1                                                                Customization Milestones Chart

No later than […***…] before the first Aircraft Delivery, the Seller and the Buyer will meet to discuss and develop a preliminary customization milestones chart and thereafter the Seller shall, upon the Buyer’s reasonable request, cooperate with the Buyer in updating such preliminary customization milestones chart prior to finalizing such preliminary customization milestones chart.  No later than […***…] before the first Aircraft Delivery, the Seller shall provide the Buyer with a definitive customization milestones chart (the “Customization Milestones Chart”) setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogue of Specification change options (the “Options Catalogue”).  All such items requested by the Buyer must be by the date of implementation of the SCN certified for incorporation into the Aircraft.

2.4.2                                                                Contractual Definition Freeze

Included on the Customization Milestones Chart shall be the date by which the contractual definition of the Aircraft must be finalized and all relevant SCNs executed (the “Contractual Definition Freeze” or “CDF”), in order to assure delivery of the Aircraft in the Scheduled Delivery Month. Such date shall be referred to as the “CDF Date.”

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3 -                                                                               PRICE

3.1                                                                            Base Price of the Aircraft

The Base Price of each Aircraft is the sum of:

[…***…]

3.1.1                                                                Base Price of the Airframe

The Base Price of the Airframe is the sum of:

[…***…]

3.1.2                                                                Base Price of the Propulsion Systems

The Base Price of a set of two (2) Propulsion Systems for the A321 NEO Aircraft is:

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[…***…]

Upon the Buyer’s selection of the Propulsion Systems to be installed on the Airframe, the Base Price and Reference Price for the Propulsion Systems shall be deemed to refer to the Base Price and Reference Price of the Propulsion Systems selected by the Buyer.

3.2                                                                            Final Contract Price of the Aircraft

Final Contract Price of each Aircraft shall be the sum of:

[…***…]

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[…***…]

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4 -                                                       PRICE REVISION

4.1                                                    Seller Price Revision Formula

The Base Price of the Airframe as defined in the Standard Specification, the Base Price of the SCN for selection of the New Engine Option, the Base Price of the SCN for installation of Sharklets, the Base Price of any and all SCNs relating to the Airframe, and the Base Price of the Master Charge Engine are subject to revision up to and including the Delivery Date in accordance with the Seller Price Revision Formula.

4.2                                                    Propulsion Systems Price Revision

4.2.1                                        The Reference Price for each of the Propulsion Systems is subject to revision up to and including the Delivery Date of the Aircraft on which such Propulsion Systems are installed, in accordance with the applicable Propulsion System Price Revision Formula.

4.2.2                                    The Reference Price of the Propulsion Systems, the prices of the related equipment and the Propulsion System Price Revision Formulas are based on information received from the Propulsion System Manufacturers and are subject to amendment by the Propulsion System Manufacturers at any time prior to Delivery.  If the Propulsion System Manufacturers make any such amendment, the amendment will be deemed to be incorporated into this Agreement and the Reference Price of the Propulsion Systems, the prices of the related equipment and the Propulsion System Price Revision Formulas will be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from the Propulsion System Manufacturers.

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5 -                                                       PAYMENT TERMS

5.1                                                    Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to:

[…***…]

or to such other account as may be designated by the Seller.

5.2                                                    Commitment Fee

The Seller acknowledges that it has received from the Buyer the sum of […***…] (the “Commitment Fee”).  The Commitment Fee paid with respect to an Aircraft shall be credited without interest against the first Predelivery Payment for such Aircraft.

5.3                                                    Predelivery Payments

5.3.1                                        […***…]

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All Predelivery Payments that are past due pursuant to this clause 5.3.3 on signature of this Agreement shall be paid at signature of this Agreement.

5.3.4                                        The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to the obligation (subject to the provisions of Clause 5.6) to deduct an amount equal to Predelivery Payments from the Final Contract Price, when calculating the Balance of the Final Contract Price. The Seller shall be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

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5.4                                                    Payment of Balance of the Final Contract Price

Concurrent with the Delivery of each Aircraft, the Buyer shall pay to the Seller the Balance of the Final Contract Price for such Aircraft. The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.8, are a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.5                                                    Taxes

5.5.1                                        The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) chargeable under the laws of any jurisdiction and accordingly the Buyer shall pay any VAT chargeable with respect to any Aircraft, component, accessory, equipment or part delivered or furnished under this Agreement.

5.5.2                                        The Seller will pay all other Taxes (except for Taxes based on or measured by the income of the Buyer or any Taxes levied against the Buyer for the privilege of doing business in any jurisdiction), levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, assembly, sale and delivery to the Buyer under this Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (except Buyer Furnished Equipment).

5.5.3                                        The Buyer shall pay all Taxes not assumed by the Seller under Clause 5.5.2, except for Taxes based on or measured by the income of the Seller or any Taxes levied against the Seller for the privilege of doing business in any jurisdiction.

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

5.6                                                    Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and its Affiliates on the one hand and the Seller and its Affiliates on the other hand, and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller shall have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount.  The Seller shall promptly notify the Buyer in writing after such debiting and application, and the Buyer shall immediately pay to the Seller the amount required to comply with Clause 5.3.3.

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5.7                                                    Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments to the Buyer, the Seller will have the right to deduct from any such payments an amount equal to any other amounts due and owing by any Buyer Party to the Seller or any Affiliate thereof under any agreement between a Buyer Party and the Seller or any of its Affiliates.

5.8                                                    Overdue Payments

If any payment due to the Seller is not received by the Seller on the date or dates due, the Seller will have the right to claim from the Buyer, and the Buyer will promptly pay to the Seller on receipt of such claim, interest at the rate of […***…] on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller.  The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.9                                                    Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10                                            Payment in Full

The Buyer’s obligation to make payments to the Seller hereunder shall not be affected by and shall be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments shall be made without deduction or withholding of any kind. The Buyer shall ensure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding shall equal the amounts that would have been received in the absence of such deduction or withholding.

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6 -                                                       MANUFACTURE PROCEDURE - INSPECTION

6.1                                                    Manufacture Procedures

The Airframe shall be manufactured in accordance with the requirements of the laws of the jurisdiction of incorporation of the Seller and of its relevant Affiliates and subcontractors as enforced by the Aviation Authority of such jurisdiction.

6.2                                                    Inspection

6.2.1                                  Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19.4(a), the Buyer or its duly authorized representatives (the “Buyer’s Inspectors”) will be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe (the “Inspection”) during business hours by duly authorized representatives of the Buyer or its designee at the respective works of the relevant manufacture facility of the Seller or the Affiliates of the Seller and, if possible, at the works of their respective subcontractors; provided that the Seller shall use commercially reasonable efforts to secure the Buyer’s access to the Seller’s and its Affiliates’ respective subcontractors. These representatives shall have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Seller or its Affiliates or its subcontractors shall be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof shall take place only in the presence of the relevant inspection department personnel or other authorized personnel of the Seller, its Affiliates, or their subcontractors. The procedures for such inspections shall be agreed on by the parties acting reasonably before any inspection.

6.2.2                                        All inspections, examinations and discussions with the Seller’s, its Affiliate’s or their respective subcontractors’ engineering or other personnel by the Buyer and its representatives shall be performed in such a manner as not to delay or hinder either the work to be carried out on the Aircraft or the proper performance of this Agreement.

6.3                                                    Representatives of the Buyer

For the purposes of Clause 6.2, starting at a mutually agreed date until Delivery of the last Aircraft, the Seller shall furnish free-of-charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyer during the aforementioned period.  The Seller shall provide access to electronic mail, facsimile and a telephone free of charge.

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7 -                                                       CERTIFICATION

Except as set forth in this Clause 7, the Seller shall not be required to obtain any certificate or approval with respect to the Aircraft.

7.1                                                    Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller shall obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) for the aircraft type prior to Delivery to allow the issuance of the Export Certificate of Airworthiness.

7.2                                                    Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, the Aircraft shall be delivered to the Buyer with an Export Certificate of Airworthiness and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller shall have no obligation to make and shall not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, except as may be provided for in this Agreement, whether before, at or after Delivery of any Aircraft.

[…***…]

7.3                                                    Specification Changes Before Delivery

7.3.1                                        If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA or the FAA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller shall make the required modification and the parties hereto shall sign an SCN.

7.3.2                                        The Seller shall as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3 (ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

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7.3.3                                        […***…]

7.3.4                                        Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems (including engine accessories or quick engine change units, which quick engine change units for the avoidance of doubt do not include nacelles or thrust reversers) the costs related thereto shall be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller shall have no obligation with respect thereto.

7.4                                                    Specification Changes after Aircraft Ready For Delivery

Nothing in Clause 7.3 shall require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3.

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8 -                                                       TECHNICAL ACCEPTANCE

8.1                                                    Technical Acceptance Process

8.1.1                                        Prior to Delivery, the Aircraft shall undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Successful completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to complete the Technical Acceptance Process satisfactorily, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to the Technical Acceptance Process to the extent necessary to demonstrate full compliance with the requirements of the Technical Acceptance Process.

8.1.2                                        The Technical Acceptance Process shall:

(i)                                                          commence on a date no sooner than 10 days following the date of the notice provided by the Seller to the Buyer in accordance with Clause 9.1.1,

(ii)                                                      take place at the Delivery Location,

(iii)                                                  be carried out by the personnel of the Seller, and

(iv)                                                  include a technical acceptance flight (the “Technical Acceptance Flight”) that shall not exceed three (3) hours.

8.2                                                    Buyer’s Attendance

8.2.1                                        The Buyer is entitled to attend and observe the Technical Acceptance Process.

8.2.2                                        If the Buyer attends the Technical Acceptance Process, the Buyer

(i)                                                          shall comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within five (5) Business Days, and

(ii)                                                      may have a maximum of four (4) of its representatives (no more than three (3) of whom shall have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3                                        If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1 without the Buyer’s attendance, and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been satisfactorily completed, in all respects.

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8.3                                                    Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4                                                    Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft shall constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5                                                    Aircraft Utilization

The Seller shall, without payment or other liability, be entitled to use the Aircraft before Delivery to obtain the certificates required under Clause 7. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.

[…***…]

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9 -                                                                               DELIVERY

9.1                                                                            Delivery Schedule

9.1.1                                                                Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following quarters (each a “Scheduled Delivery Quarter” or “SDQ”).  The schedule set forth below is hereinafter referred to as the “Delivery Schedule”:

Aircraft Rank	Aircraft Type	Delivery Year	Quarter

Aircraft N°1	A321 NEO	2017	[…***…]
Aircraft N°2	A321 NEO	2017	[…***…]
Aircraft N°3	A321 NEO	2017	[…***…]
Aircraft N°4	A321 NEO	2018	[…***…]
Aircraft N°5	A321 NEO	2018	[…***…]
Aircraft N°6	A321 NEO	2018	[…***…]
Aircraft N°7	A321 NEO	2018	[…***…]
Aircraft N°8	A321 NEO	2018	[…***…]
Aircraft N°9	A321 NEO	2018	[…***…]
Aircraft N°10	A321 NEO	2019	[…***…]
Aircraft N°11	A321 NEO	2019	[…***…]
Aircraft N°12	A321 NEO	2019	[…***…]
Aircraft N°13	A321 NEO	2019	[…***…]
Aircraft N°14	A321 NEO	2019	[…***…]
Aircraft N°15	A321 NEO	2019	[…***…]
Aircraft N°16	A321 NEO	2020	[…***…]

The Seller shall communicate to the Buyer the scheduled delivery month of each Aircraft (each a “Scheduled Delivery Month” or “SDM”) no later than […***…] before the first day of the Scheduled Delivery Quarter specified above for such Aircraft. Subject to the then industrial and commercial constraints of the Seller, the Seller shall communicate to the Buyer the Scheduled Delivery Month of the respective Aircraft as close as possible to the Buyer’s request within the Scheduled Delivery Quarter. The Seller shall give the Buyer at least thirty (30) days’ written notice of the anticipated date on which the Aircraft shall be Ready for Delivery.  Such notice shall also include the starting date and the planned schedule of the Technical Acceptance Process set forth in Clause 8. Thereafter the Seller shall notify the Buyer of any change to such dates.

9.1.2                                                                […***…]

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9.2                                                                            Delivery Process

9.2.1                                                                The Buyer shall send its representatives to the Delivery Location to take Delivery within […***…] after the date on which the Aircraft is Ready for Delivery.

9.2.2                                                                The Seller shall transfer title to the Aircraft to the Buyer free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3.  The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer.  Title to and risk of loss of or damage to the Aircraft shall pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

9.2.3                                                                If by the last day of the period set forth in Clause 9.2.1 above, the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller, or (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller, then the Buyer shall be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, the Seller shall retain title to the Aircraft and the Buyer shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer’s rejection, it being understood that the Seller will be under no duty to the Buyer to store, park, or otherwise protect the Aircraft.  These rights of the Seller shall be in addition to the Seller’s other rights and remedies in this Agreement.

9.3                                                                            Flyaway

9.3.1                                                                The Buyer and the Seller shall cooperate to obtain any licenses that may be required by the relevant Aviation Authority for the purpose of exporting or importing the Aircraft.

9.3.2                                                                All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer.  The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

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10 -                                                                       EXCUSABLE DELAY AND TOTAL LOSS

10.1                                                                    Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s, or any Affiliate’s control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to:  (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment.

10.2                                                                    Consequences of Excusable Delay

10.2.1                                                        If an Excusable Delay occurs the Seller will

(i)                                                                               notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)                                                                           not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)                                                                       not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)                                                                      as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

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10.3                                                                    Termination on Excusable Delay

10.3.1                                                        If any Delivery is delayed as a result of an Excusable Delay for a period of more than […***…] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within […***…] after the expiration of such […***…] period.  However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.1 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.2                                                        If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than […***…] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft.  Termination will be made by giving written notice to the other party within […***…] after the Buyer’s receipt of the notice of a revised Scheduled Delivery Month. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.2 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.3                                                        If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller will be entitled to reschedule Delivery.  The Seller will notify the Buyer of the new Scheduled Delivery Month after the […***…] period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4                                                                    Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within […***…] of such occurrence.  The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than […***…] after the last day of the original Scheduled Delivery Month then this Agreement will terminate with respect to said Aircraft unless:

(i)                                                                                  the Buyer notifies the Seller within thirty (30) days of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

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(ii)                                                                         the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft.

10.5                                                                    Termination Rights Exclusive

If this Agreement is terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

10.6                                                                    Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE.  THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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11 -                                                                       INEXCUSABLE DELAY

11.1                                                                    Liquidated Damages

Should an Aircraft not be Ready for Delivery […***…] (as such month may be changed pursuant to Clauses 2, 7 or 10) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.”  In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of […***…] for each day of delay in the Delivery, […***…].

In no event will the amount of liquidated damages exceed the total of […***…].

The Buyer’s right to liquidated damages in respect of an Aircraft is conditioned on the Buyer’s submitting a written claim for liquidated damages to the Seller not later than thirty (30) days after the last day of the Scheduled Delivery Month.

11.2                                                                    Renegotiation

If, as a result of an Inexcusable Delay, Delivery does not occur within […***…] after the last day of the Scheduled Delivery Month the Buyer will have the right, exercisable by written notice to the Seller […***…], to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.3                                                                    Termination

If, as a result of an Inexcusable Delay, Delivery does not occur within […***…] and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then both parties will have the right exercisable by written notice to the other party, given between […***…], to terminate this Agreement in respect of the affected Aircraft.  In the event of termination, neither party will have any claim against the other, except that the Seller will pay to the Buyer any amounts due pursuant to Clause 11.1 and will pay the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of the Aircraft as to which this Agreement has been terminated.

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11.4                                                                    Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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12                                                                                WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1                                                                    Standard Warranty

12.1.1                                                        Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” will mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)                                                                               which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)                                                                              which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at Delivery to the Buyer be free from defects:

(i)                                                                                  in material;

(ii)                                                                              in workmanship, including without limitation processes of manufacture;

(iii)                                                                          in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)                                                                          arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates or approximations or design aims.

12.1.2                                                        Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)                                                                                  any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

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(ii)                                                                              any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, will constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

12.1.3                                                        Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within […***…] (the “Warranty Period”).

12.1.4                                                        Limitations of Warranty

12.1.4.1                                            The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2                                            In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) or 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)                                                                                  that the Seller shall not be responsible, nor be deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further

(ii)                                                                              that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3                                            Cost of Inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs incurred by the Buyer in performing

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inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)                                                                               such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)                                                                           the reimbursement will not apply for any inspections performed as an alternative to accomplishing corrective action as recommended by the Seller prior to the date of such inspection;

(iii)                                                                          the labor rate for the reimbursement will be the In-house Warranty Labor Rate; and

(iv)                                                                          the man hours used to determine such reimbursement will not exceed the Seller’s estimate of the man hours required for such inspections.

12.1.5                                                        Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)                                                                                  the defect having become apparent within the Warranty Period;

(ii)                                                                              the Buyer having filed a Warranty Claim within 90 days of discovering the defect;

(iii)                                                                          the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter covered under the provisions of this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)                                                                          the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6.5 below.

12.1.6                                                        Warranty Administration

The warranties set forth in Clause 12.1 will be administered as hereinafter provided for:

12.1.6.1                                            Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be made by the Seller and will be based upon the claim

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details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2                                            Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer.

12.1.6.3                                            Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, the Seller will bear the direct costs of fuel and landing fees to and from the Seller’s facilities for such return of the Aircraft. The Buyer will make reasonable efforts to minimize the duration of the corresponding flights.

12.1.6.4                                            On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or more Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed a repair or correction, then the labor costs for such on-Aircraft work will be borne by the Seller at the In-House Warranty Labor Rate.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

12.1.6.5                                            Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 will contain at least the following data:

(a)                                                                               description of defect and action taken, if any;

(b)                                                                              date of incident and/or removal date;

(c)                                                                               description of Warranted Part claimed to be defective;

(d)                                                                             part number;

(e)                                                                               serial number (if applicable);

(f)                                                                                position on Aircraft;

(g)                                                                              total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)                                                                              time since last shop visit at the date of defect appearance;

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(i)                                                                                  Manufacturer Serial Number of the Aircraft and/or its registration number;

(j)                                                                                  Aircraft total flying hours and/or number of landings at the date of defect appearance;

(k)                                                                              Warranty Claim number;

(l)                                                                                  date of Warranty Claim;

(m)                                                                          Delivery Date of Aircraft or Warranted Part to the Buyer;

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

12.1.6.6                                            Replacements

Replaced components, equipment, accessories or parts will become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that:

(i)                                                                                  when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use; and

(ii)                                                                              title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

12.1.6.7                                            Rejection

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The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer will refund to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim.

12.1.6.8                                            Inspection

The Seller will have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7                                                        In-house Warranty

12.1.7.1                                            Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“In-house Warranty Repair”) subject to the terms of this Clause 12.1.7.

12.1.7.2                                            Conditions for Seller’s Authorization

The Buyer will be entitled to repair such Warranted Parts:

- provided the Buyer notifies the Seller Representative of its intention to perform In-house Warranty repairs before any such repairs are started […***…]. The Buyer’s notification will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller shall use all reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization;

- provided adequate facilities and qualified personnel are available to the Buyer;

- provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

- only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

12.1.7.3                                            Seller’s Rights

The Seller will have the right to require the return of any Warranted Part, or any part removed therefrom that is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return will be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller will have the right to have a representative present during the disassembly,

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inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

12.1.7.4                                            In-house Warranty Claim Substantiation

Claims for In-house Warranty Repair credit must be submitted to the Seller within the time period set forth in 12.1.5 (ii) and must comply with the requirements for Warranty Claims under Clause 12.1.6.5 and in addition will include:

(a)                                                                               a report of technical findings with respect to the defect,

(b)                                                                              for parts required to remedy the defect:

 - part numbers,

 - serial numbers (if applicable),

 - parts description,

 - quantity of parts,

 - unit price of parts,

 - copies of related Seller’s or third party’s invoices (if applicable),

 - total price of parts,

(c)                                                                               detailed number of labor hours,

(d)                                                                             In-house Warranty Labor Rate,

(e)                                                                               total claim value.

12.1.7.5                                            Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to In-house Warranty Repair claims will be a credit to the Buyer’s account in an amount equal to the mutually agreed direct labor costs expended in performing such repair, plus the direct costs of materials incorporated in said repair.  Such costs shall be determined as set forth below.

(a)                                                                            To determine direct labor costs, only man hours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, final inspection and test of the Warranted Part and reinstallation thereof on the Aircraft will be counted. Any man hours required for maintenance work concurrently being carried out on the Aircraft or the Warranted Part will not be included.

(b)                                                                              The man hours counted as set forth in Clause 12.1.17.5(a) above will be multiplied by an agreed labor rate of […***…] (“In-house Warranty Labor Rate”), […***…]

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The In-house Warranty Labor Rate is subject to annual adjustment by multiplication by the ratio […***…]. For the purposes of this Clause 12.1.7.5 only, […***…] is equal to the Labor Index defined in the Seller Price Revision Formula and […***…] is equal to […***…].

(c)                                                                               Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

12.1.7.6                                            Limitation on Credit

The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part in […***…] of the Seller’s then-current catalogue price for a replacement of such defective Warranted Part.

12.1.7.7                                            Scrapped Material

The Buyer will retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either […***…] after the date of completion of the repair or […***…] after submission of a claim for In-house Warranty Repair credit relating thereto, whichever is longer. Such parts will be returned to the Seller within […***…] to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation, with the agreement of the Seller Representative(s).

A record of scrapped Warranted Parts, certified by an authorized representative of the Buyer, will be kept in the Buyer’s file for at least the duration of the applicable Warranty Period.

12.1.8                                                        Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 20.1, the warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable laws or regulations.

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12.1.9                                                        Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, will be […***…].

If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10                                                Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the applicable Propulsion System Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear or to:

(i)                                                                                  any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)                                                                              any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

(iii)                                                                          any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.11                                                DISCLAIMER OF SELLER LIABILITY

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED,

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ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER

12.2                                                                    Seller Service Life Policy

12.2.1                                                        In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined below) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2:

(i)                                                                                  “Item” means any item listed in Exhibit “C”;

(ii)                                                                              “Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2                                                        Periods and Seller’s Undertakings

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item […***…] the Seller will, at its discretion, as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either :

- design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

- replace such Item.

12.2.3                                                    Seller’s Participation in the Cost

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller’s then current sales price therefore, less the Seller’s financial participation determined in accordance with the following formula:

[…***…]

where:

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P:         financial participation of the Seller,

C:        Seller’s then current sales price for the required Item or Seller designed parts,

(i)                                                                                  T : […***…]

and,

N : […***…]

or,

(ii)                                                                              T : […***…]

and,

N : […***…]

or,

(iii)                                                                          T : […***…]

and,

N : […***…]

12.2.4                                                        General Conditions and Limitations

12.2.4.1                                            The undertakings set forth in this Clause 12.2 will be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2                                            The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)                                                                               the Buyer will maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3;

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(ii)                                                                           the Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)                                                                          the Buyer will comply with the conditions of Clause 12.1.10;

(iv)                                                                       the Buyer will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be, to the extent possible, compatible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense. Reports relating thereto will be regularly furnished to the Seller;

(v)                                                                              the Buyer will report any breakage or defect in a Item in writing to the Seller within sixty (60) days after such breakage or defect becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer will have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3                                            Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4                                            If the Seller has issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5                                       THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN A CREDIT FOR GOODS AND SERVICES (NOT INCLUDING AIRCRAFT), LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH

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NON-PERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3                                                                    Supplier Warranties and Service Life Policies

12.3.1                                                        Seller’s Support

Prior to or at Delivery of the first Aircraft, the Seller will provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

12.3.2                                                        Supplier’s Default

12.3.2.1                                            If any Supplier, under any standard warranty obtained by the Seller pursuant to this Clause 12.3, defaulting in the performance of any material obligation with respect thereto and subject to (i) the Buyer using its best efforts to enforce its rights under such Supplier Service Life Policy and (ii) the Buyer submitting in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.1 of this Agreement shall apply to the extent (i) the same would have been applicable had such Supplier Part been a Warranted Part, and (ii) the Seller can reasonably perform said Supplier’s obligations, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement will apply.

12.3.2.2                                            If any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to this Clause 12.3, defaulting in the performance of any material obligation with respect thereto and subject to (i) the Buyer using its best efforts to enforce its rights under such Supplier Service Life Policy and (ii) the Buyer submitting in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 of this Agreement shall apply to the extent (i) the same would have been applicable had such Supplier Item been listed in Exhibit C, Seller Service Life Policy, and (ii) the Seller can reasonably perform said Supplier’s obligations, except that the Supplier’s Service Life Policy period as indicated in the Supplier Product Support Agreement will apply.

12.3.2.3                                            At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect

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to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4                                                                    Interface Commitment

12.4.1                                                        Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller will, if so requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2                                                        Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3                                                        Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4                                                        Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

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The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5                                                        General

12.4.5.1                                            All requests under this Clause 12.4 will be directed to both the Seller and the affected Suppliers.

12.4.5.2                                            Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3                                         All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.11.

12.5                                                                    Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

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(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)

ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

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FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

12.6                                                                    Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7                                                                    Negotiated Agreement

The Parties each acknowledge that:

(i)                                                                               the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)                                                                           this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)                                                                       the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8                                                                    Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer will notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and will cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9                                                                    Transferability

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Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which will not be unreasonably withheld.

Any transfer in violation of this Clause 12.9 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

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13 -                                   PATENT AND COPYRIGHT INDEMNITY

13.1                                                                    Indemnity

13.1.1                                                        Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe of

(i)                                                                                  any British, French, German, Spanish or U.S. patent; and

(ii)                                                                           any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

(1)                                       the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(2)                                       the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii)                                                                       in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2                                                       Clause 13.1.1 will not apply to

(i)                                                                                 Buyer Furnished Equipment;

(ii)                                                                             the Propulsion Systems;

(iii)                                                                         Supplier Parts; or

(iv)                                                                         software not developed by the Seller.

13.1.3                                                       If the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller will at its expense either

(i)                                                                                 procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

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(ii)                                                                             replace the infringing part or software as soon as possible with a non-infringing substitute.

13.2                                                                    Administration of Patent and Copyright Indemnity Claims

13.2.1                                                     If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will

(i)                                                                               forthwith notify the Seller, giving particulars thereof;

(ii)                                                                           furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)                                                                       refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv)                                                                       fully cooperate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)                                                                            act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

13.2.2                                                   The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s opinion, it deems proper.

13.2.3                                                   The Seller’s liability hereunder will be conditioned on compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR

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REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT.  THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

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14 -                                                                       TECHNICAL DATA AND SOFTWARE SERVICES

14.1                                                                    Scope

This Clause 14 covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1                                                        The Technical Data will be supplied in the English language using the aeronautical terminology in common use.

14.1.2                                                       Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit F.

14.2                                                                    Aircraft Identification for Technical Data

14.2.1                                                     For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers in the form of block of numbers selected in the range from 001 to 999.

14.2.2                                                     The sequence will not be interrupted unless two (2) different Propulsion Systems or two (2) different models of Aircraft are selected.

14.2.3                                                     The Buyer will indicate to the Seller the fleet serial number allocated to each Aircraft corresponding to the Delivery Schedule no later than twelve (12) months before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such fleet serial numbers nor the subsequent allocation of the fleet serial numbers to manufacturer serial numbers for the purpose of producing certain customized Technical Data will constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided in this Agreement.

The customized Technical Data that are affected thereby are the following:

(i)          Aircraft Maintenance Manual,

(ii)      Illustrated Parts Catalogue,

(iii)  Trouble Shooting Manual,

(iv)  Aircraft Wiring Manual,

(v)      Aircraft Schematics Manual,

(vi)  Aircraft Wiring Lists.

14.3                                                                    Integration of Equipment Data

14.3.1                                                        Supplier Equipment

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Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Seller Service Bulletins thereafter, will be introduced into the customized Technical Data to the extent necessary for understanding of the affected systems, at no additional charge to the Buyer.

14.3.2                                                        Buyer Furnished Equipment

14.3.2.1                                            The Seller will introduce data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (“BFE Data”) into the customized Technical Data, at no additional charge to the Buyer for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2                                            The Buyer will supply the BFE Data to the Seller at least six (6) months prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3                                            The Buyer will supply the BFE Data to the Seller in English and in compliance with the then applicable revision of ATA iSpecification 2200, Information Standards for Aviation Maintenance.

14.3.2.4                                            The Buyer and the Seller will agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance” including timeframe, media and format in which the BFE Data will be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5                                            The BFE Data will be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.6                                         All costs related to the delivery to the Seller of the applicable BFE Data will be borne by the Buyer.

14.4                                                                 Supply

14.4.1                                                     Technical Data will be supplied on-line and/or off-line, as set forth in Exhibit F hereto.

14.4.2                                                     The Buyer will not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

14.4.3                                                        Delivery

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14.4.3.1                                            Technical Data provided off-line and corresponding revisions will be sent to up to two (2) addresses as indicated by the Buyer.

14.4.3.2                                            Technical Data provided off-line will be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivery at Place and DAP is used herein as defined in Incoterms 2010: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce.

14.4.3.3                                         The Technical Data will be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer will provide no less than sixty (60) days notice when requesting a change to such delivery schedule.

14.4.4                                                     It will be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data will be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference will be given to the on-line access to such Buyer’s Technical Data through AirbusWorld.

14.5                                                                    Revision Service

For each firmly ordered Aircraft, revision service for the Technical Data will be provided […***…] (each a “Revision Service Period”).

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog (the “CS Catalog”).

14.6                                                                    Service Bulletins Incorporation

During the Revision Service Period, upon any request of the Buyer, made within two years after issuance of the applicable Service Bulletin, Seller Service Bulletin information will be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post Service Bulletin status will be shown.

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14.7                                                                    Technical Data Familiarization

Upon request by the Buyer, the Seller will provide up to one (1) week of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8                                                                    Customer Originated Changes

If the Buyer wishes to introduce Buyer originated data (“COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer will notify the Seller of such intention.

The incorporation of any COC Data will be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9                                                                    AirN@v Family products

14.9.1                                                        The Technical Data listed herebelow are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.9.2                                                        The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

(i)          AirN@v / Maintenance,

(ii)      AirN@v / Planning,

(iii)  AirN@v / Repair,

(iv)  AirN@v / Workshop,

(v)      AirN@v / Associated Data, and

(vi)  AirN@v / Engineering.

14.9.3                                                        Further details on the Technical Data included in such products are set forth in Exhibit F.

14.9.4                                                        The licensing conditions for the use of AirN@v Family integrated software will be set forth in a separate agreement (the “End-User License Agreement for Airbus Software”), as set forth from time to time in the CS Catalog, which End-User License Agreement for Airbus Software, as in effect from time to time, is incorporated by reference herein.

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14.9.5                                                     The revision service and the license to use AirN@v Family products will be […***…]. Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.10                                                            On-Line Technical Data

14.10.1                                             The Technical Data specified in Exhibit F as being provided on-line will be made available to the Buyer through AirbusWorld.

14.10.2                                                […***…]

14.10.3                                             Access to AirbusWorld will be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth from time to time in the CS Catalog, which GTC, as in effect from time to time, is incorporated by reference herein.

14.10.4                                             The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data that is or becomes available on-line, the Seller reserves the right to eliminate other formats for the concerned Technical Data.

14.10.5                                                Access to AirbusWorld will be granted free of charge for an unlimited number of the Buyer’s users (including two (2) of Buyer’s administrators) for the Technical Data related to the Aircraft that will be operated by the Buyer.

14.10.6                                                For the sake of clarification, Technical Data accessed through AirbusWorld - which access will be covered by the terms and conditions set forth in the GTC – will remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software is subject to the license conditions as set forth in the End-User License Agreement for Airbus Software, as set forth from time to time in the CS Catalog, which End-User License Agreement for Airbus Software, as in effect from time to time, is incorporated by reference herein.

14.11                                                            Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their development. Should any Technical Data prepared by the Seller contain a non-conformity or defect, the sole and exclusive liability of the Seller will be to take all reasonable and proper steps to correct such Technical

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Data. Irrespective of any other provisions herein, no warranties of any kind will be given for the Customer Originated Changes, as set forth in Clause 14.8.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.                                ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.                                 ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.                                 ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.                                ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.                                  ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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14.12                                                            Proprietary Rights

14.12.1                                             All proprietary rights relating to Technical Data, including but not limited to patent, design and copyrights, will remain with the Seller and/or its Affiliates, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2                                             Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as any express or implicit endorsement or approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data will not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof, including any spare part.

14.13                                                            Performance Engineer’s Program

14.13.1                                             In addition to the Technical Data provided under Clause 14, the Seller will provide to the Buyer Software Services, which will consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases, and its use is subject to the license conditions as set forth in the End-User License Agreement for Airbus Software, as set forth from time to time in the CS Catalog, which End-User License Agreement for Airbus Software, as in effect from time to time, is incorporated by reference herein.

14.13.2                                             Use of the PEP will be limited to one (1) copy to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and will not be placed or installed on board the Aircraft.

14.13.3                                             The license to use the PEP and the revision service will be provided […***…].

14.13.4                                             At the end of such PEP Revision Service Period, the PEP will be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.14                                                            Future Developments

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The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller will implement and the Buyer will accept such new developments, it being understood that the Buyer will be informed in due time by the Seller of such new developments and their application and of the date by which the same will be implemented by the Seller.

14.15                                                            Confidentiality

14.15.1                                             This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, except as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2                                                If the Seller authorizes the disclosure of this Clause 14 or of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization and specifically, where the Buyer intends to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer will notify the Seller of such intention prior to any disclosure of this Clause 14 and/or the Technical Data and/or the Software Services to such Third Party.

The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and will in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.16                                                            Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

Any transfer in violation of this Clause 14.16 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

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15                                                                                SELLER REPRESENTATIVE SERVICES

The Seller will provide, […***…] to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1                                                                    Customer Support Representative(s)

15.1.1                                                     The Seller will provide […***…] to the Buyer the services of Seller customer support representative(s), set forth in Appendix A to this Clause 15 (each a “Seller Representative”), at the Buyer’s main base or such other locations as the parties may agree.

15.1.2                                                     In providing the services as described hereabove, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees, contractors or agents, either directly or indirectly.

15.1.3                                                     The Seller will provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance specified in Appendix A to this Clause 15. Such accounting will be deemed final and accepted by the Buyer unless the Seller receives a written objection from the Buyer […***…].

15.1.4                                                     If a need for aircraft-on-ground (“AOG”) technical assistance after the end of the Seller Representative’s assignment referred to in Appendix A to this Clause 15, the Buyer will have non-exclusive access to:

(a)                   AIRTAC (Airbus Technical AOG Center); or

(b)                  The Seller representative network closest to the Buyer’s main base. A list of contacts of the Seller Representatives closest to the Buyer’s main base will be provided to the Buyer.

As a matter of reciprocity, the Buyer agrees that Seller Representative(s) may provide services to other airlines during any assignment with the Buyer.

15.1.5                                                        Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

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15.1.6                                                        The Seller will cause similar services to be provided by representatives of the Propulsion System Manufacturer and Suppliers, when necessary and applicable.

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15.2                                                                    Buyer’s Support

15.2.1                                                        From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer will provide free of charge a suitable, lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs will be borne by the Seller upon receipt by the Seller of all relevant justifications; however the Buyer will not impose on the Seller any charges other than the direct cost of such communications.

15.2.2                                                     The Buyer will reimburse the Seller for the costs of the initial and termination assignment travel of the Seller Representatives, which will consist of one (1) confirmed ticket […***…] to and from the place of assignment and Toulouse, France.

15.2.3                                                     […***…]

15.2.4                                                     If the Buyer requests any Seller Representative to travel on business to a city other than his usual place of assignment, the Buyer will be responsible for all related transportation costs and expenses.

15.2.5                                                     Absence of an assigned Seller Representative during normal statutory vacation periods will be covered by other seller representatives on the same conditions as those described in Clause 15.1.4, and such services will be counted against the total allocation provided in Appendix A hereto.

15.2.6                                                     The Buyer will assist the Seller in obtaining from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country. Failure of the Seller to obtain the necessary documents will relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.1.

15.2.7                                                     The Buyer will reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by the authorities of the Buyer’s country upon:

(i)                                  the entry into or exit from the Buyer’s country of the Seller Representatives and their families,

(ii)                              the entry into or the exit from the Buyer’s country of the Seller Representatives and their families’ personal property,

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(iii)                       the entry into or the exit from the Buyer’s country of the Seller’s property, for the purpose of providing the Seller Representatives services.

15.3                                                                    Withdrawal of the Seller Representative

The Seller will have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, that are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

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APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is set forth below.

1                                        The Seller will provide to the Buyer one (1) Seller Representative at the Buyer’s main base or at other locations to be mutually agreed […***…].

2                                        Seller Representative services will include initial Aircraft entry into service assistance and sustaining support services.

3                                        The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed […***…].

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16 -                                                                       TRAINING SUPPORT AND SERVICES

16.1                                                                    General

16.1.1                                                        This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2                                                        The range, quantity and validity of training to be provided […***…] under this Agreement are covered in Appendix A to this Clause 16.

16.1.3                                                        Scheduling of training courses covered in Appendix A will be mutually agreed during a training conference (the “Training Conference”) that will be held no later than […***…] prior to Delivery of the first Aircraft.

16.2                                                                    Training Location

16.2.1                                                        The Seller will provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or will designate an affiliated training center in Miami, U.S.A., or Beijing, People’s Republic of China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2                                                        If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller will ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3.1                                            Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. […***…]

16.2.3.2                                            If the Buyer requests training at a location as indicated in Clause 16.2.3.1 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities will be approved prior to the performance of such training. The Buyer will, as necessary and with adequate time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

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16.3                                                                    Training Courses

16.3.1                                                        Training courses will be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

All training requests or training course changes made outside of the scope of the Training Conference will be submitted by the Buyer with a minimum of […***…] prior notice.

16.3.2                                                        The following terms and conditions will apply to training performed by the Seller:

(i)                      Training courses will be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses.  For the avoidance of doubt, such training equipment does not include provision of aircraft for the purpose of performing training,

(ii)                  The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel will not be fully customized but will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)              Training data and documentation for trainees receiving the training at the Seller’s Training Centers will be provided free of charge. Training data and documentation will be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation will not be revised.

16.3.3                                                        When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller will deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation will not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller will cause such training provider to deliver a Certificate or Attestation, which will not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

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16.3.4.1                                         Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer will place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A of the present Agreement as follows:

(i)                     flight operations training courses listed in Article 1 of Appendix A may be exchanged for any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)                 maintenance training courses listed in Article 3 of Appendix A may be exchanged for any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)             should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer will be entitled to exchange flight operations or maintenance training courses as needed against the remaining allowances.

The exchange value will be based on the Seller’s “Training Course Exchange Matrix” applicable at the time of the request for exchange and provided to the Buyer at such time.

It is understood that the above provisions will apply to the extent that training allowances granted under Appendix A remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses will be submitted by the Buyer with a minimum of […***…] prior notice. The requested training will be subject to the Seller’s then existing planning constraints.

16.3.4.2                                            Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature will be provided.

16.3.5.1                                         Should the Buyer decide to cancel or reschedule a training course, fully or partially, and irrespective of the location of the training, a minimum advance notification of at least sixty (60) calendar days prior to the relevant training course start date is required.

16.3.5.2                                            If the notification occurs less than sixty (60) but more than forty-five (45) calendar days prior to such training, a cancellation fee corresponding […***…] will be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

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16.3.5.3                                         If the notification occurs less than forty five (45) calendar days prior to such training, a cancellation fee corresponding to […***…] will be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.4                                         All courses exchanged under Clause 16.3.4.1 will remain subject to the provisions of this Clause 16.3.5.

16.4                                                                    Prerequisites and Conditions

16.4.1                                                     Training will be conducted in English and all training aids used during such training will be written in English using common aeronautical terminology.

16.4.2                                                     The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3                                                     Trainees will have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1                                         The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2                                         The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.4.3                                         The Seller will provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer will provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than sixty (60) calendar days before the start of the training course. The Buyer will return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee will be withdrawn from the program or directed through a relevant entry level training (ELT) program, which will be at the Buyer’s expense.

16.4.4.4                                            If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee will be withdrawn from the program or, upon the Buyer’s request, the Seller may be

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consulted to direct the above mentioned trainee(s), if possible, to any other required additional training, which will be at the Buyer’s expense.

16.4.5                                                        The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5                                                                    Logistics

16.5.1                                                        Trainees

16.5.1.1                                            […***…]

16.5.1.2                                         It will be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas will be subject to the provisions of Clauses 16.3.5.1 thru 16.3.5.3.

16.5.2                                                     Training at External Location - Seller’s Instructors

16.5.2.1.1                             In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors will be borne directly by the Seller.

16.5.2.1.2                                In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, the Buyer will reimburse the Seller for all the expenses related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.2                                            Living Expenses

Except as provided for in Clause 16.5.2.1.1 above, the Buyer will reimburse the Seller the living expenses for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, covering the entire period from his day of departure from his main base to day of return to such base at the perdiem rate set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

Such perdiem will include, but will not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

16.5.2.3                                           Air Travel

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Except as provided for in Clause 16.5.2.1.1 above, the Buyer will reimburse the Seller for the airfares for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, […***…] to and from the Buyer’s designated training site and the Seller’s Training Centers, as such airfares are set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

16.5.2.4                                            Buyer’s Indemnity

Except in case of gross negligence or willful misconduct of the Seller, the Seller will not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Clause 16.5.2, and the Buyer will indemnify and hold harmless the Seller from any such delay and/or cancellation and any consequences arising therefrom.

16.5.3                                                        Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller will be provided by the Buyer at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision will be at the Buyer’s expense.

16.6                                                                    Flight Operations Training

The Seller will provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1                                                        Flight Crew Training Course

The Seller will perform a flight crew training course program for the Buyer’s flight crews, each of which will consist of […***…] crew members, who will be either captain(s) or first officer(s).

16.6.2                                                        Base Flight Training

16.6.2.1                                            The Buyer will provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which will consist of one (1) session per

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pilot, performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

16.6.2.2                                            Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training will take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field will not be deducted from the Base Flight Training time.

16.6.2.3                                            If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training will take place will be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3                                                        Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) will be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller’s pilot Instructors will only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4                                                        Type Specific Cabin Crew Training Course

The Seller will provide type specific training for cabin crews at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course will be performed no earlier than […***…] before the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.5                                                       Training on Aircraft

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During any and all flights performed in accordance with this Clause 16.6, the Buyer will bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer will assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7                                Performance / Operations Courses

The Seller will provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses will be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8                                                                    Maintenance Training

16.8.1                                                        The Seller will provide maintenance and engineering training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses will be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training will be performed on the training devices in use in the Seller’s Training Centers.

16.8.2                                                        Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Seller’s Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer will provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training will be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, will be borne by the Buyer.

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The provision of a Seller Instructor for the Practical Training will be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9                                                                    Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller will provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the Propulsion System Manufacturer on their respective products.

16.10                                                            Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation will remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11                                                            Confidentiality

The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer will cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12                                                            Transferability

Without prejudice to Clause 20.1, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

16.13                                                            Indemnities and Insurance

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INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER WILL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

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APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the […***…], unless otherwise specified.

The contractual training courses defined in this Appendix A will be provided […***…] under this Agreement.

[…***…]

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1                                                                                        FLIGHT OPERATIONS TRAINING

1.1                                                                            Flight Crew Training (standard transition course)

[…***…]

1.2                                                                            Flight Crew Line Initial Operating Experience

[…***…]

1.3                                                                            Type Specific Cabin Crew Training Course

[…***…]

1.4                                                                            Airbus Pilot Instructor Course (APIC)

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[…***…]

2                                                                                        PERFORMANCE / OPERATIONS COURSE(S)

[…***…]

3                                                                                        MAINTENANCE TRAINING

[…***…]

4                                                                                        TRAINEE DAYS ACCOUNTING

[…***…]

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17 -                                                                       EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1                                                                    Equipment Supplier Product Support Agreements

17.1.1                                                        The Seller shall at no charge to the Buyer transfer to the Buyer the Supplier Product Support Agreements transferable to the Buyer from Suppliers of seller furnished equipment listed in the Specification. These agreements are based on the “World Airlines Suppliers Guide” and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:

(i)                      Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts that shall (a) be prepared in accordance with the provisions of the applicable ATA Specification in accordance with Clause 14, (b) include revision service, and (c) be published in English.

(ii)                  Warranties, guarantees and, to the extent that any are assignable, indemnities, including Suppliers’ standard warranties […***…] and in the case of Suppliers of landing gear, service life policies for selected landing gear structures,

(iii)              Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel,

(iv)              Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and expedite deliveries, and

(v)                  Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2                                                                    Supplier Compliance

The Seller shall monitor Supplier compliance with and performance of support commitments defined in the Supplier Product Support Agreements through a dedicated supplier monitoring department.

17.3                                                                    Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Supplier Parts selected by the Buyer to be installed on the Aircraft.

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17.4                                                                    Supplier Part Repair Stations

The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside these countries. As a result, most Supplier Parts are repairable in the United States and Canada. The repair stations in the network are listed in the AOG and Repair Guide.

Supplier Parts that have to be forwarded to a repair station for repair shall be sent back to the Buyer with proper tagging as required by the FAA.

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18 -                                                                       BUYER FURNISHED EQUIPMENT

18.1                                                                    Administration

18.1.1                                                        In accordance with the Specification and […***…], the Seller shall install the Buyer Furnished Equipment, provided that the Buyer Furnished Equipment is included in the Airbus BFE Catalog valid at the time the BFE Supplier is selected.

18.1.2                                                        The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the DDP), (the “BFE Definition”). The BFE Definition shall include the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof, including when available 3D computer models compatible with the Seller’s systems. The Buyer shall furnish or cause the BFE Suppliers to furnish such BFE Definition by the dates specified. Thereafter, no information, dimensions or weights shall be revised except by an SCN executed in accordance with Clause 2.

18.1.3                                                        The Seller shall also provide the Buyer in due time with a schedule of dates and shipping addresses for delivery of BFE, including additional spare BFE (if such spare BFE has been requested by the Seller) in order to permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the Seller’s industrial schedule.

The Buyer shall also arrange, when requested by the Seller, at the Seller’s facilities as applicable and needed, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.4                                                        Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Definition, the Seller will organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

[…***…]

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18.1.5                                                        The BFE shall be imported into France or into Germany by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered at Place Unpaid (DAP) (as defined in Incoterms 2010: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS OPERATIONS GmbH

Kreetslag 10

21129 HAMBURG

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GERMANY

or such other location as may be specified by the Seller.

18.2                                                                    Requirements

The Buyer hereby warrants that BFE shall:

(i)                                  be manufactured by a BFE Supplier,

(i) meet the requirements of the applicable Specification,

(ii)                              comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

(iii)                          be approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft.

The Seller shall be entitled to refuse any item of BFE that it reasonably considers incompatible with the Specification, the BFE Definition or the certification requirements.

18.3                                                                    Buyer’s Obligation and Seller’s Remedies

18.3.1                                                        Any delay or failure in

(i)                                  furnishing the BFE in serviceable condition at the requested delivery date,

(ii)                              complying with the warranty in Clause 18.2 or in providing the BFE Definition, required documents (as identified and defined at the initial technical coordination meeting among the Seller, the Buyer and the BFE Suppliers) or field service support mentioned in Clause 18.1.3, or

(iii)                          in obtaining any required approval for such equipment under the above-mentioned Aviation Authority’s regulations,

[…***…]

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may delay the performance of any act to be performed by the Seller and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, and result in additional costs to be incurred by the Seller. Any costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation shall be borne by the Buyer.

18.3.2                                                        In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1

(i)                                  To the extent necessary to make the affected Aircraft Ready for Delivery, the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft shall also be increased by the purchase price of such equipment, and the Buyer shall be responsible for the reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

(ii)                              if the BFE is delayed more than thirty (30) days beyond, or unapproved within thirty (30) days of the date specified in Clauses 18.1.2 and/or 18.1.3, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such equipment, notwithstanding the terms of Clause 7.2 insofar as such terms may otherwise have applied, whereon the Seller shall be relieved of all obligations to install such equipment.

18.4                                                                    Title and Risk of Loss

Title to and risk of loss of BFE shall at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5                                                                    Disposition of BFE Following Termination

18.5.1                                                        If a termination of this Agreement pursuant to the provisions of Clause 21 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller shall be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller’s damages resulting from the termination.

18.5.2                                                        The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and shall be responsible for all reasonable costs incurred by the

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Seller in removing and facilitating the sale of such BFE. The Buyer shall reimburse the Seller for all such costs within five (5) Business Days of receiving documentation of such costs from the Seller.

18.5.3                                                        The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’s facility within thirty (30) days of the date of such notice. The Buyer shall have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4                                                        The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

18.5.5                                                        The Buyer shall grant title to the Seller for any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

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19 -                                                                       INDEMNITIES AND INSURANCE

The Seller and the Buyer shall each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1                                                                    Seller’s Indemnities

The Seller shall, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)                                                                               claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)                                                                              claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the flights during the Technical Acceptance Process.

19.2                                                                    Buyer’s Indemnities

The Buyer shall, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)                                                                               claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)                                                                              claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15 or (ii) the provision of Aircraft Training Services to the Buyer.

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19.3                                                                    Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee shall promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) shall assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor shall deem prudent.  Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and shall be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee shall have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and shall have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor shall be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4                                                                    Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer shall:

(a)                                                                               cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance or War Risks insurance as may be obtained by the Buyer from the US Government pursuant to Chapter 443 of Title 49  of the United States Code), and

(b)                                                                              to the extent any Aircraft Training Services are provided on an Aircraft that has been Delivered to the Buyer, with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible shall be borne by the Buyer.  The Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of

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liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)                                                                             under the Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)                                                                            such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)                                                                        under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

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20 -                                                                       ASSIGNMENTS AND TRANSFERS

20.1                                                                    Assignments

Except as hereinafter provided, neither party may sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

20.2                                                                    Assignments on Sale, Merger or Consolidation

The Buyer shall be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller.  The Buyer shall provide the Seller with no less than 90 days notice if the Buyer wishes the Seller to provide such consent.  The Seller shall provide its consent if:

(i)                                                                                  the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)                                                                           the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)                                                                       at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or shall have occurred and be continuing;

(iv)                                                                       there exists with respect to the surviving or acquiring entity no basis for a Buyer Termination Event;

(v)                                                                           the surviving or acquiring entity, or a subsidiary of either, is an airline holding an operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(vi)                                                                       following the sale, merger or consolidation, the surviving or acquiring entity is in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

20.3                                                                    Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of AACS or any Affiliate of the Seller at which or by whom the services to be performed under this Agreement shall be performed. Notwithstanding such designation, the Seller shall remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement and the Seller hereby unconditionally guarantees the full, prompt and complete performance by AACS or

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such Affiliate of the Seller of the obligations of the Seller so designated.  If the Buyer notifies the Seller that AACS or such Affiliate of the Seller has failed to perform such obligations of the Seller hereunder, the Seller shall promptly perform or cause such obligations to be promptly performed.

20.4                                                                    Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing.  The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs shall be binding upon the Buyer.

20.5                                                                    Cape Town Convention

The Buyer will not and it will not permit any lender or financier to register any interests in any undelivered Aircraft or in any Propulsion Systems installed thereon at the International Registry.

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21 -                                                                       TERMINATION

21.1                                                                    Termination Events

Each of the following will constitute a “Termination Event”

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21.2                                                                    Remedies In Event of Termination

21.2.1                                                        […***…]

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21.2.4                                                     The parties to this Agreement are commercially sophisticated parties acting within the same industry, and represented by competent counsel and the parties expressly agree and declare as follows:

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21.3                                                                    Definitions

For purposes of this Clause 21, the terms “Affected Aircraft”, “Applicable Date and “Escalated Price” are defined as follows:

(i)                                                                          “Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21.2.1(iv),

(ii)                                                                      “Applicable Date” – for any Affected Aircraft the date of the Termination Event specified in the Seller’s notice and demand for payment of liquidated damages delivered under Clause 21.2.3.

(iii)                                                                  “Escalated Price” – […***…]

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21.4.                                                                Notice of Termination Event

Promptly upon becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

21.5                                                                    Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following, it being understood that this covenant with respect to Clauses 21.5 (a), (b) and (e) will be deemed satisfied if the information requested in those clauses is filed, with un-redacted financial statements, with the U.S. Securities and Exchange Commission and is publicly available on EDGAR (or any successor online resource).

(a)                                                                               Annual Financial Statements.  As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

(b)                                                                              Quarterly Financial Statements.  As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

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(c)                                                                               Debt Rescheduling.  (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(d)                                                                             Acceleration of other indebtedness.  Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

(e)                                                                               Other Information.  Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 21, (x) an “Authorized Officer” of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

21.6                                                                    Nothing contained in this Clause 21 will be deemed to waive or limit the Seller’s rights or ability to request adequate assurance under Article 2, Section 609 of the Uniform Commercial Code (the “UCC”).  It is further understood that any commitment of the Seller or any Propulsion System Manufacturer to provide financing to the Buyer shall not constitute adequate assurance under Article 2, Section 609 of the UCC.

22 -                                                                       MISCELLANEOUS PROVISIONS

22.1                                                                    Data Retrieval

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On the Seller’s reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2                                                                    Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below.  The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, shall be deemed to be the effective date of such notice or request.

The Seller shall be addressed at:

Airbus S.A.S.

1, Rond Point Maurice Bellonte

31707 Blagnac Cedex,

France

Attention: Senior Vice President Contracts

Telephone:  +011 33 561934385

Facsimile:    +011 33 561934727

The Buyer shall be addressed at:

3375 Koapaka Street, Suite G-350

Honolulu, Hawaii 96819

USA

Attention: Executive Vice President and Chief Financial Officer

Attention: Executive Vice President and General Counsel

Telephone: (+1-808) 835-3700

Telecopy:  (+1-808) 835-3695

From time to time, the party receiving the notice or request may designate another address or another person.

22.3                                                                    Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be

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construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4                                                                    International Supply Contract

The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth hereof were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and remunerations by the Buyer set out herein.

22.5                                                                    Certain Representations of the Parties

22.5.1                                                        Buyer’s Representations

The Buyer represents and warrants to the Seller:

(i)                                                                                  the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)                                                                              neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)                                                                          this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

22.5.2                                                        Seller’s Representations

The Seller represents and warrants to the Buyer:

(i)                                                                                  the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)                                                                             neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor

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the performance by the Seller of the obligations there under, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)                                                                      this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

22.6                                                                    Export Laws

The Buyer acknowledges that the commodities, technology, software and/or services provided by the Seller or its Affiliates under this Agreement may be subject to export control laws and regulations, and that use, disclosure or diversion contrary to such laws is prohibited.

22.7                                                                    Interpretation and Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the State of New York, New York County, of the United States District Court for the Southern District of New York, in either case located in the Borough of Manhattan, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.7.1                                                    The Buyer for itself and its successors and assigns hereby designates and appoints Corporation Service Company as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.7 may be served with the same effect as if the Buyer were a corporation organized under the

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laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments shall become effective without further action on the part of Corporation Service Company.

The Seller for itself and its successors and assigns hereby designates and appoints CT Corporation as its legal agent and attorney-in-fact upon whom all processes against the Seller in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.7 may be served with the same effect as if the Seller were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments shall become effective without further action on the part of CT Corporation.

22.7.2                                                    The assumptions in Clause 22.7.1 made for the purpose of effecting the service of process shall not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.7.3                                                    Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under this Clause 22.7 (i) may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, 111 Eighth Avenue, New York, NY 10011, as agent for the Seller, it being agreed that service upon CT Corporation shall constitute valid service upon the Seller, or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid to, Corporation Service Company, 80 State Street, Albany, New York 12207-2543, as agent for the Buyer, it being agreed that service upon Corporation Service Company shall constitute valid service upon the Buyer, or by any other method authorized by the laws of the State of New York.

22.7.4                                                        Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.8                                                                    Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

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22.9                                                                    Waiver of Consequential Damages

In no circumstances shall either party claim or receive incidental or consequential damages under this Agreement.

22.10                                                            No Representations Outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein shall be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.11                                                            Confidentiality

Subject to any legal or governmental requirements of disclosure, including disclosure by Holdings or the Buyer in its publicly filed disclosures pursuant to U.S. federal or state securities laws and regulations promulgated thereunder or pursuant to mandatory process or discovery requirements, the parties (which for this purpose shall include their employees, advisors and legal counsel) shall maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing (the “Confidential Information”).  If the Buyer intends to designate (i) a thirty party (a “Third Party Entity”) to administer Clause 12 or (ii) a maintenance and repair organization (an “MRO”) to perform the maintenance of the Aircraft, the Buyer shall (x) notify the Seller of such intention prior to disclosure of Clause 12 to the selected Third Party Entity or the disclosure of Clause 12, Clause 14, the Technical Data and/or the Software Services to the selected MRO and (y) cause such Third Party Entity or MRO, as applicable, to (I) enter into a confidentiality agreement and, in the case of the Software Services, a licensing agreement with the Seller, each in form and substance reasonably satisfactory to the Seller, and (II) commit to use any disclosures, including the Technical Data and the Software Services, solely for the purpose of maintaining the Buyer’s Aircraft or administering the warranties provided under Clause 12, as applicable. Without limiting the generality of the foregoing, the Buyer shall use commercially reasonable efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made by the Buyer with any governmental agency and shall make such applications as shall be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of

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any future addendum hereto. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and shall give the Seller a reasonable period of time as is practicable under the circumstances in which to review said document. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.11 shall survive any termination of this Agreement.

22.12                                                            Severability

If any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

22.13                                                            Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement shall not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.14                                                            Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit.  For the purpose of this Clause 22.14, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.15                                                            Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.16                                                            Counterparts

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

		By:	/s/ Patrick De Castelbajac

		Its:	Vice President Contracts

Accepted and Agreed,

HAWAIIAN AIRLINES, INC.

By:	/s/ Hoyt H. Zia

Its:	Sr. Vice President, General Counsel & Corporate Secretary

HAL_A320 Family

HAL A321 PA

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EXHIBIT A

E X H I B I T    A

S P E C I F I C A T I O N

The Standard Specification is contained in a separate folder.

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Exhibit A - Page 1/1

EXHIBIT B

E X H I B I T   B

Exhibit B-1: Form of a Specification Change Notice

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Exhibit B - Page 1 of 4

For

SPECIFICATION CHANGE NOTICE	SCN Number
Issue
(SCN)	Dated
Page

Title :

Description :

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided approval is received by

Buyer approval		Seller approval

By	:	By	:

Date	:	Date	:

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Exhibit B - Page 2 of 4

For

SPECIFICATION CHANGE NOTICE	SCN Number
Issue
(SCN)	Dated
Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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Exhibit B - Page 3 of 4

For

SPECIFICATION CHANGE NOTICE	SCN Number
Issue
(SCN)	Dated
Page

Scope of change (FOR INFORMATION ONLY)

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Exhibit B - Page 4 of 4

EXHIBIT B

E X H I B I T   B

Exhibit B-2: Form of a Manufacturer’s Specification Change Notice

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Exhibit B - Page 1 of 3

EXHIBIT B-2

For

MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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Exhibit B - Page 2 of 3

For

MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page

Scope of change (FOR INFORMATION ONLY)

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Exhibit B - Page 3 of 3

EXHIBIT B3

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HAL - A320 Family	Exh. B3 - 1 of 3

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EXHIBIT B3

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HAL - A320 Family	Exh. B3 - 2 of 3

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EXHIBIT B3

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HAL - A320 Family	Exh. B3 - 3 of 3

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EXHIBIT C

EXHIBIT C

S E R V I C E    L I F E    P O L I C Y

L I S T   O F   I T E M S

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EXHIBIT C

SELLER SERVICE LIFE POLICY

1                                                                    The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

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EXHIBIT C

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EXHIBIT C

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EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [•]] of the purchase agreement dated [day] [month] [year] and made between [insert name of the party to the Purchase Agreement] (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[•]-[•] aircraft, bearing manufacturer’s serial number [•], and registration mark [•] together with two (2) [•] engines installed thereon with serial numbers [•] and [•] (the “Aircraft”) have taken place in [Blagnac/Hamburg].

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorised representative this            day of [month], [year] in [Blagnac/Hamburg].

CUSTOMER [as agent of OWNER]

Name:

Title:

Signature:

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Exhibit D - Page 1/1

EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the full legal and beneficial title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], [excluding buyer furnished equipment (“BFE”),] incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:

AIRBUS Model A3[•]-[•]	[Insert name of engine or propulsion system manufacturer] Model [•]

MANUFACTURER’S	ENGINE SERIAL NUMBERS:
SERIAL NUMBER: [•]	LH: [•]
RH: [•]

REGISTRATION MARK: [•]

[and [had] such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated        [month] [year] (the “BFE Bill of Sale”)].

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this        day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had [(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this            day of [month], [year] in [Blagnac/Hamburg].

AIRBUS S.A.S.

Name:
Title:
Signature:

STD - Exhibit E - FRL	Draft 5.0 - Dated December 2008

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Exhibit E - Page 1/1

EXHIBIT F

TECHNICAL DATA & SOFTWARE

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EXHIBIT F

TECHNICAL DATA & SOFTWARE

Where applicable, data shall be established in general compliance with the ATA 100 Information Standards for Aviation Maintenance and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The Seller shall provide the Buyer with the following Technical Data (or such other equivalent Technical Data as may be applicable at the time of their provision to the Buyer).

1-                               Airbus Flight Operations Data Package

The Airbus Flight Operations Data Package encompasses the following customized operational manuals required to operate the Aircraft:

-                   Flight Manual (FM),

-                   Flight Crew Operating Manual (FCOM),

-                   Flight Crew Training Manual (FCTM),

-                   Quick Reference Handbook (QRH),

-                   Cabin Crew Operating Manual (CCOM),

-                   Master Minimum Equipment List (MMEL),

-                   Weight and Balance Manual (WBM).

1.1-                   Format of Data

The Flight Operations Data Package shall be available on-line through the Seller’s customer portal AirbusWorld in eXtensible Mark-up Language (XML), for downloading and further data processing and customization, and/or in Portable Document Format (PDF), as applicable.

In addition, the Seller shall make available up to a maximum of two (2) QRH sets per Aircraft in paper format.

Upon the Buyer’s request, a back-up copy of the manuals of the Flight Operations Data Package may be provided off-line on CD or DVD.

1.2-                 Availability Schedule

The Airbus Flight Operations Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer […***…] before the Scheduled Delivery Month of the first Aircraft.

A preliminary customized MMEL shall be available […***…] prior to the Scheduled Delivery Month of the first Aircraft.

The final issue of WBM and FM shall be made available at the time of each Aircraft Delivery.

2-                               Airbus Maintenance Technical Data Package

The Airbus Maintenance Technical Data Package encompasses the following customized maintenance data required for on-aircraft maintenance to ensure the continued airworthiness of the Aircraft:

-                   Aircraft Maintenance Manual (AMM),

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EXHIBIT F

-                   Aircraft Wiring Manual (AWM),

-                   Aircraft Schematics Manual (ASM),

-                   Aircraft Wiring Lists (AWL),

-                   Illustrated Part Catalog (IPC),

-                   Trouble Shooting Manual (TSM).

2.1-                 Format of Data

The Airbus Maintenance Technical Data Package shall be available in the  Airn@v/Maintenance module of the AirN@v software and shall be accessible on-line through the Seller’s customer portal AirbusWorld.

In addition, if so requested by the Buyer, the corresponding raw data in Standard Generalized Mark-up Language (SGML) format shall also be made available for download from the Seller’s customer portal AirbusWorld.

Upon the Buyer’s request, a back-up copy of the data of the Airbus Maintenance Technical Data Package may be provided off-line on CD or DVD.

2.2-                 Availability Schedule

The Airbus Maintenance Technical Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer […***…] before the Scheduled Delivery Month of the first Aircraft.

Upon the Buyer’s request, where applicable, preliminary customized maintenance data may be available […***…] prior to the Scheduled Delivery Month of the first Aircraft.

3-                             Non-customized Technical Data

Non-customized Technical Data, provided as part of the Maintenance Technical Data Package, shall be made available to the Buyer either in the corresponding Airn@v software module, as detailed in Clause 14.9 of the Agreement, or in PDF format, as applicable.

The Technical Data belonging to each AirN@v module and/or available in PDF format shall be as listed in the Seller’s Customer Services Catalog current at the time of the delivery of the Technical Data.

Non-customized Technical Data shall be made available to the Buyer in accordance with a schedule to be mutually agreed between the Buyer and Seller […***…] prior to the Scheduled Delivery Month of the first Aircraft.

4-                             Additional Technical Data

4.1                      In addition to the Flight Operations Data Package and the Maintenance Technical Data Package, the Seller shall provide, at Delivery of each Aircraft, on-line access to the Aircraft mechanical drawings that cover installation of structure and systems fitted on the Buyer’s Aircraft at Delivery.

4.2                      […***…] after the Delivery of each Aircraft, the Seller shall provide:

-                  the weighing report, for integration into the WBM by the Buyer,

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EXHIBIT F

-                        the Electrical Load Analysis (ELA), in a format allowing further updating by the Buyer.

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EXHIBIT G1

SELLER PRICE REVISION FORMULA

1                                                                                     BASE PRICE

Each amount stated in the Agreement to be subject to revision in accordance with the Seller Price Revision Formula is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

2                                                                                     BASE PERIOD

The amounts referred to in Paragraph 1 of this Exhibit G1 have been established in accordance with the average economic conditions prevailing in [...***...] and corresponding to a theoretical delivery in [...***...] as defined by [...***...] index values indicated in Paragraph 4 of this Exhibit G1.

3                                                                                     INDEXES

Labor Index: [...***...]

Material Index: [...***...]

4                                                                                     REVISION FORMULA

[...***...]

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EXHIBIT G1

SELLER PRICE REVISION FORMULA

5                                                                                     GENERAL PROVISIONS

5.1                                                                         Roundings

The [...***...] will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient [...***...] shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor [...***...] will be rounded to the nearest ten-thousandth (4 decimals).

The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2                                                                           Substitution of Indexes for Seller Price Revision Formula

If:

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EXHIBIT G1

SELLER PRICE REVISION FORMULA

(i)                                                                                 the United States Department of Labor substantially revises the methodology of calculation of the labor index [...***...] or the material index [...***...] as used in this Exhibit, or

(ii)                                                                             the United States Department of Labor discontinues, either temporarily or permanently, such labor index [...***...] or such material index [...***...], or

(iii)                                                                         the data samples used to calculate such labor index [...***...] or such material index [...***...] are substantially changed, the Seller will select a substitute index for inclusion in the Seller Price Revision Formula (the “Substitute Index”).

The Substitute Index will reflect as closely as possible the actual variance of the labor costs or of the material costs used in the calculation of the original labor index [...***...]or material index [...***...] as the case may be.

As a result of the selection of the Substitute Index, the Seller will make an appropriate adjustment to the Seller’s Price Revision Formula in this Exhibit G1 to combine the successive utilization of the original labor index [...***...] or material index [...***...] (as the case may be) and of the Substitute Index.

5.3                                                                         Final Index Values

The index values as defined in paragraph 4 herein shall be considered final and no further adjustment to the Base Prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published index values.

5.4                                                                            Limitation

Should the sum [...***...] be less than 1, [...***...] will be equal to [...***...].

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EXHIBIT G2

PROPULSION SYSTEMS PRICE REVISION FORMULA

Part 1                        CFM PRICE REVISION FORMULA

1.1                                              Reference Price of the Engines

The Reference Price for a set of two (2) CFM International:

[…***…]

The Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 1.4 and 1.5 hereof.

1.2                                              Reference Period

The Reference Price for a set of two (2) CFM International LEAP-1A series Engines has been established in accordance with the economic conditions prevailing for a theoretical delivery in […***…] as defined by CFM International by the […***…].

1.3                                              Indexes

Labor Index: […***…]

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EXHIBIT G2

PROPULSION SYSTEMS PRICE REVISION FORMULA

Material Index:  […***…]

1.4                                              Revision Formula

[…***…]

1.5                                                        General Provisions

1.5.1                                            Rounding

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EXHIBIT G2

PROPULSION SYSTEMS PRICE REVISION FORMULA

(i)                                  The Material index average […***…] will be rounded to the nearest second decimal place and the labor index average […***…] will be rounded to the nearest first decimal place.

(ii)                              […***…] will be rounded to the nearest second decimal place.

(iii)                          The final factor […***…] will be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. After final computation […***…] will be rounded to the nearest whole number (0.5 rounds to 1).

1.5.2                                            Final Index Values

The revised Reference Price at the date of Aircraft Delivery will not be subject to any further adjustments in the indexes.

1.5.3                                            Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, AIRBUS will reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

1.5.4                                            Annulment of the Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the […***…] prior to the scheduled month of Aircraft Delivery.

1.5.5                                            Limitation

Should the ratio […***…] as relevant be lower than 1, […***…] will be equal to […***…].

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EXHIBIT G2

PROPULSION SYSTEMS PRICE REVISION FORMULA

Part 2                                    PW PRICE REVISION FORMULA

2.1                                                          Reference Price of the Engines

The Reference Price for a set of two (2) Pratt and Whitney:

[…***…]

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.2                                                          Base Period

The Reference Price has been established in accordance with the average economic conditions prevailing in […***…] and corresponding to a theoretical delivery in […***…] as defined by […***…] index values indicated hereafter.

2.3                                                          Indexes

Labor Index: […***…]

Material Index: […***…]

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EXHIBIT G2

PROPULSION SYSTEMS PRICE REVISION FORMULA

Metal Index: […***…]

2.4                                                    Revision formula

[…***…]

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EXHIBIT G2

PROPULSION SYSTEMS PRICE REVISION FORMULA

2.5                                                          General Provisions

2.5.1                                              Rounding

The Labor Index average, the Material Index average, and the Metal Index average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

Each quotient […***…] will be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

The final factor will be rounded to the nearest ten-thousandth (4 decimals).

The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

2.5.2                                              Substitution of Indexes for Price Revision Formula

If:

(i)     the United States Department of Labor substantially revises the methodology of calculation of the Labor Index , the Material Index, or the Metal Index  as used in the Price Revision Formula, or

(ii)     the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index , such Material Index, or such Metal Index, or

(iii)    the data samples used to calculate such Labor Index, such Material Index, or such Metal Index are substantially changed;

Pratt and Whitney will select a substitute index for inclusion in the Price Revision Formula (the “Substitute Index”) and Airbus will reflect such Substitute Index.

The Substitute Index will reflect as closely as possible the actual variance of the labor costs, of the material costs, or of the metal costs used in the calculation of the original Labor Index, Material Index, or Metal Index as the case may be.

As a result of the selection of the Substitute Index, an appropriate adjustment to the Price Revision Formula will be performed, to combine the successive utilization of

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EXHIBIT G2

PROPULSION SYSTEMS PRICE REVISION FORMULA

the original Labor Index, Material Index or Metal Index  (as the case may be) and of the Substitute Index.

2.5.3                                              Final Index Values

The Index values as defined in Paragraph 3.4 above will be considered final and no further adjustment to the adjusted Reference Price as revised at Aircraft Delivery (or payment of such revised amounts, as the case may be) will be respectively made after Aircraft Delivery (or payment of such adjusted amounts, as the case may be) for any subsequent changes in the published Index values.

2.5.4                                              Limitation

Should the sum of […***…] be less than 1, […***…] will be equal to […***…].

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 1

As of March 18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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CONTENTS

PARAGRAPHS

0 -	DEFINITIONS

1 -	GENERAL

2 -	INITIAL PROVISIONING

3 -	STORES

4 -	DELIVERY

5 -	PRICE

6 -	PAYMENT PROCEDURES AND CONDITIONS

7 -	TITLE

8 -	PACKAGING

9 -	DATA RETRIEVAL

10 -	BUY-BACK

11 -	WARRANTIES

12 -	LEASING

13 -	TERMINATION

14 -	ASSIGNMENT

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0.                                                                                                                                    DEFINITIONS

Aircraft:	[…***…]

AACS:	as defined in Paragraph 3.1.

ASC:	as defined in Paragraph 2.3.1.

Expedite Service:	as defined in Paragraph 4.2.3.

Initial Provisioning Conference:	as defined in Paragraph 2.5.

Initial Provisioning Data:	as defined in Paragraph 2.1.

Initial Provisioning Period:	[…***…]

Leased Parts:	as defined in Paragraph 12.

Lessor:	as defined in Paragraph 12.

Lessee:	as defined in Paragraph 12.

Lease:	as defined in Paragraph 12.

Lease Term:	as defined in Paragraph 12.

Leased Charges:	as defined in Paragraph 12.

BER:	as defined in Paragraph 12.1.

Material:	as defined in Paragraph 1.1.

Material Support:	as defined in Paragraph 1.1.

MRO:	a maintenance and repair organization certified under Part 142 of the Federal Aviation Regulations.

Preprovisioning Meeting:	as defined in Paragraph 2.3.1.

Term:	as defined in Paragraph 1.2.3.

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1.                                                                                    GENERAL

1.1                                                                            Material

This Letter Agreement covers the terms and conditions for the services (“Material Support”) offered by the Seller to the Buyer in respect of the Aircraft spare parts listed below in Paragraphs 1.1(a) through 1.1(f) (“Material”) and is intended by the parties to be and will constitute an agreement of conditional sale of all Material furnished to the Buyer by the Seller pursuant hereto, except as to Material leased to the Buyer pursuant to Paragraph 12 of this Letter Agreement.

The Material will comprise:

(a)                                                                               Seller Parts (defined as industrial proprietary components, equipment, accessories or parts of the Seller manufactured to the detailed design of the Seller or a subcontractor of it and bearing official part numbers of the Seller or material for which the Seller has exclusive sales rights in the United States).

(b)                                                                              Supplier Parts classified as Repairable Line Maintenance Parts in accordance with SPEC 2000 (which shall include nacelles and thrust reversers).

(c)                                                                               Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPEC 2000.

(d)                                                                             Ground Support Equipment and Specific (To-Type) tools.

(e)                                                                               Hardware and standard material as a package.

(f)                                                                                Consumables and raw material as a package.

It is expressly understood that Seller Parts will not include parts manufactured pursuant to a parts manufacturing authority.

Material covered under Paragraphs 1.1(e) and 1.1(f) is available only as a package when supplied as part of the Initial Provisioning, as defined in Paragraph 1.2 below.

1.2                                                                            Scope of Material Support

1.2.1                                                                The Material Support to be provided by the Seller hereunder covers the following:

(a)                                                                               all Material purchased by the Buyer from the Seller during the Initial Provisioning Period  (the “Initial Provisioning”) and all items in Paragraphs 1.1(a) through 1.1(d) for purchases additional to the Initial Provisioning, and

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(b)                                                                              the Seller’s leasing of Seller Parts to the Buyer for the Buyer’s use on its Aircraft in commercial air transport service as set forth in Paragraph 12 of this Letter Agreement.

1.2.2                                                                Propulsion Systems, engine exchange kits, their accessories and parts, including associated parts and spare parts therefore, which for the avoidance of doubt do not include nacelles and thrust reversers, are not covered under this Letter Agreement and will be subject to direct negotiations between the Buyer and the Propulsion Systems manufacturer(s).

1.2.3                                                                During a period commencing […***…] (the “Term”), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable based upon its reasonable commercial judgment and historical statistical records and will furnish at reasonable prices Seller Parts adequate to meet the Buyer’s needs for maintenance of the Aircraft.  Such Seller Parts will be sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyer’s orders.

1.3                                                                            Purchase Source of Material

The Buyer agrees to purchase from the Seller’s designee, AACS, the Seller Parts required for the Buyer’s own needs during the Term, provided that the provisions of this Paragraph 1.3 will not in any way prevent the Buyer from resorting to the stocks of Seller Parts of other operators using the same aircraft type or model or from purchasing Seller Parts from said operators or from distributors, or from MROs, so long as said Seller Parts have been originally designed and manufactured by the Seller.

1.4                                                                            Manufacture of Material by the Buyer

1.4.1                                                             The provisions of Paragraph 1.3 of this Letter Agreement notwithstanding, the Buyer may manufacture or have manufactured Seller Parts for its own use in the following cases:

(a)                                                                            after expiration of the Term, provided that such time the Seller is out of stock of a required Seller Part;

(b)                                                                           at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can procure said Seller Parts from another source, provided the Buyer will sell or lease such Seller Parts only if they are assembled in an Aircraft that is sold or leased;

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(c)                                                                               at any time, if  the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Paragraph 1.2 above within a reasonable period after written notice thereof from the Buyer; and

(d)                                                                             at any time, if with respect to certain Seller Parts, the Seller has granted, under the Illustrated Parts Catalog supplied in accordance with this Letter Agreement, the right of local manufacture of Seller Parts.

1.4.2                                                                The rights granted to the Buyer in Paragraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.3                                                                If the Buyer manufactures or has manufactured any parts pursuant to Paragraph 1.4.1, such part and any use made of the manufactured parts shall be under the sole liability of the Buyer and the consent given by the Seller will not be construed as express or implicit approval of the Buyer or of the manufactured parts.

It is the Buyer’s sole responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

EXCEPT IN THE CASE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE SELLER, THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER, OR CAUSED TO BE UNDERTAKEN BY THE BUYER, UNDER PARAGRAPH 1.4.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS LETTER AGREEMENT, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR NEGLIGENT ACTS OR OMISSIONS OF THE BUYER.

1.4.4                                                                The Buyer will allocate, or cause to be allocated, its own part number to any part manufactured, or caused to be manufactured, in accordance with Paragraph 1.4.1.  The Buyer will not use, or cause to be used, the Airbus part number of the Seller Part to which such manufactured part is equivalent.

1.4.5                                                                The Buyer will not sell or loan any part manufactured under the provisions of Paragraph 1.4.1 to any third party, except in connection with customary pooling or interchange arrangements.

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1.4.6                                                                The Seller will provide the Buyer with all technical data reasonably necessary to manufacture Seller Parts, in the event the Buyer is entitled to do so pursuant to Paragraph 1.4.1 of this Letter Agreement.  The confidentiality of, and proprietary rights to such technical data will be subject to the terms of Clauses 14.16 and 14.12, respectively, of the Agreement.

2.                                                                                    INITIAL PROVISIONING

2.1                                                                            Seller-Supplied Data

The Seller will prepare and supply to the Buyer the following data:

(a)                                                                               Initial Provisioning Data - Seller

The Seller will provide the Buyer initial provisioning data generally in accordance with the applicable ATA Specification (“Initial Provisioning Data”) in a form, format and within a time period to be mutually agreed upon during the Preprovisioning Meeting defined in Paragraph 2.3.1 below.

[…***…]

The Seller will ensure that Initial Provisioning Data are released to the Buyer in time to allow evaluation thereof by the Buyer and on-time delivery of Material that is ordered by the Buyer.

(b)                                                                              Supplementary Data

The Seller will provide the Buyer with Local Manufacture Tables (X-File), and Ground Support Equipment and Specific to-type Tools (W-File) and a Pool Item Candidate List (Y-File) as a part of the Initial Provisioning Data package.

(c)                                                                               Data for Standard Hardware

The Initial Provisioning Data provided to the Buyer shall include data for hardware and standard material.

2.2.1                                                          Supplier-Supplied Data

(a)                                                                               General

Suppliers will prepare and issue for their own products repair/overhaul Initial Provisioning data in the English language for those Supplier components for which the Buyer has elected to receive data.

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Said data (initial issue and revisions) will be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller will not be responsible for the substance, accuracy and quality of such data.

The Seller will make reasonable efforts to supply Initial Provisioning Data to the Buyer to allow evaluation thereof by the Buyer and on-time delivery by the Seller of the Material ordered by the Buyer.

(b)                                                                              Initial Provisioning Data – Supplier

Initial Provisioning Data for Supplier products provided for Clause 1.1(a) herein in the applicable ATA Specification will be furnished as mutually agreed upon during the Preprovisioning Meeting, with free of charge revision service assured up to the end of the Initial Provisioning Period.

2.3                                                                            Preprovisioning Meeting

2.3.1                                                                The Seller will organize a meeting (i) at the Airbus spares center in Hamburg, Germany (“ASC”), or (ii) at AACS, or (iii) at a place to be mutually agreed, in order to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the “Preprovisioning Meeting”).

2.3.2                                                                The date of the Preprovisioning Meeting will be mutually agreed upon, but it will take place no earlier than three (3) months after the Agreement will have taken effect and no later than twelve (12) months before delivery of the Buyer’s first Aircraft, provided that any Material with a lead time longer than twelve (12) months shall be discussed between the parties with sufficient lead time to allow timely ordering of such Material.

2.4                                                                            Initial Provisioning Training

The Seller will furnish, at the Buyer’s request and at no charge to the Buyer, training courses related to the Seller’s provisioning documents, purchase order administration and handling at ASC or AACS. The areas covered in these training courses are (i) familiarization of the Buyer with the provisioning; (ii) explanation of the technical function as well as the technical and commercial Initial Provisioning Data; and (iii) familiarization with the Seller’s purchase order administration system.

2.5                                                                            Initial Provisioning Conference

The Seller will organize an Initial Provisioning conference at AACS that will include participation of major Suppliers, as agreed upon during the Preprovisioning Meeting (the “Initial Provisioning Conference”).

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Such Initial Provisioning Conference will take place no earlier than eight (8) weeks after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Contractual Definition Freeze, whichever last occurs, if the first Aircraft is new, or if the first Aircraft is used, no earlier than eight (8) weeks after the supply by the Buyer of the necessary data for the used Aircraft.

2.6                                                                            Initial Provisioning Data Compliance

2.6.1                                                                Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate, as known three (3) months before the data are issued, with respect to the new Aircraft.

Initial Provisioning Data generated by the Seller and supplied to the Buyer with respect to used Aircraft, will be based on the Buyer supply of the appropriate documents for such Aircraft. To the extent possible the Seller will provide reasonable assistance to the Buyer in accumulating the necessary data.

This provision will not cover Buyer modifications unknown to the Seller, or modifications not agreed to by the Seller.

2.6.2                                                                During the Initial Provisioning Period, Material will conform with the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it will immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer will make reasonable efforts to minimize such cost.  The Seller, in addition, will use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.7                                                                            Delivery of Initial Provisioning Material

2.7.1                                                                Provided that orders are received by the Seller in accordance with the leadtime published in the Seller’s Spare Parts Price Catalog, the Seller will deliver Initial Provisioning Material in accordance with the Buyer’s orders, subject to reasonable quantities.

2.7.2                                                                The Buyer, subject to the Seller’s agreement, may cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:

(a)                                                                               Material having a lead time […***…], not later than […***…] before scheduled delivery of said Material,

(b)                                                                              Material with a lead time of […***…], not later than […***…] before scheduled delivery of said Material,

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(c)                                                                               Buyer-specific Material and Material described in Paragraphs 1.1(b) through 1.1(f), […***…] before scheduled delivery of said Material.

2.7.3                                                                […***…]

3.                                                                                    STORES

3.1                                                                            AACS Spares Center

The Seller has established a store located in the United States, known as the AACS Spares Center (“AACS”).  The AACS will be operated twenty-four (24) hours/day, seven (7) days/week, all year for the handling of AOG and critical orders for Seller Parts.

3.2                                                                            Material Support Center, Germany

The Seller has established a store of Seller Parts at ASC. ASC will be operated twenty-four (24) hours per day, seven (7) days per week, and twelve months per year.

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3.3                                                                            Other Points of Shipment

The Seller reserves the right to effect deliveries from distribution centers other than the AACS or ASC and from any of the production facilities of the Suppliers.

4.                                                                                    DELIVERY

4.1                                                                            General

The Buyer’s purchase orders will be administered in accordance with ATA Specification 2000, Chapter 3.

The provisions of Paragraph 4.2 of this Letter Agreement do not apply to Initial Provisioning Data or Material as described in Paragraph 2 of this Letter Agreement.

4.2                                                                            Lead Times

4.2.1                                                                In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the “World Airline and Suppliers Guide” (latest edition).

4.2.2                                                                Seller Parts described in Paragraph 1.1(a) are published in the Seller’s Spare Parts Price Catalog or on Airbus/Spares and will be dispatched within the lead times quoted in such catalog. The lead times for Seller Parts described in Paragraph 1.1 (a) which are not published in the Seller’s Spare Parts Price Catalog are quoted upon request. Supplier Parts as described in Paragraph 1.1(b) through 1.1(d), can be dispatched within the supplier’s lead time augmented by the Seller’s own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days).

4.2.3                                                                Expedite Service

The Seller operates a twenty-four (24) hour-a-day, seven (7) day-a-week expedite service to supply the relevant Seller Parts available in the Seller’s stock, workshops and assembly line, including high-cost/long-lead-time items, to the international airport nearest the location of such items (the “Expedite Service”).

The Expedite Service is operated in accordance with the “World Airlines and Suppliers Guide.”  Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

(a)                                                                               four (4) hours after receipt of an AOG order,

(b)                                                                              twenty-four (24) hours after receipt of a critical order (imminent AOG or work

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stoppage),

(c)                                                                               seven (7) days after receipt of an expedite order from the Buyer.

The Seller and its subcontractors will deliver Seller Parts requested on expedite basis against normal orders previously placed by the Buyer or upon requests by telephone or facsimile by the Buyer’s representatives, such requests to be confirmed by the Buyer’s subsequent order for such Seller Parts within a reasonable time.

In the case of an AOG, the Seller shall make all commercially reasonable efforts to assist the Buyer in obtaining the needed Seller Parts within the shortest possible time.

4.3                                                                            Delivery Status

The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis or on a mutually agreed timeframe.

4.4                                                                            INTENTIONALLY DELETED

4.5                                                                            Shortages, Overshipments, Nonconformance in Orders

4.5.1                                                                Within thirty (30) days after receipt of Material, the Buyer will advise the Seller of any alleged shortages or overshipments with respect to such purchase order and of all claimed nonconformance to specification of parts in such order.

4.5.2                                                                If the Buyer reports overshipments or nonconformance to the specifications within such period, the Seller will, if such report is verified by the Seller, either replace the Material concerned or credit the Buyer for Material returned. In such case, transportation charges for the nonconforming or overshipments of parts will be borne by the Seller.

The Buyer will endeavor to minimize such costs, particularly by using its own airfreight system for transportation at no charge to the Seller.

4.6                                                                            Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations under Paragraphs 6 and 7, provided that before stopping or suspending deliveries Seller has given five (5) Business Days written notice to the Buyer of Seller’s intention to do so.

5.                                                                                    PRICE

5.1                                                                            The Material prices will be:

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[…***…]

5.2                                                                            Validity of Prices

5.2.1                                                             The Material prices are the Seller’s published prices in effect on the date of receipt of the purchase order (subject to reasonable quantities and delivery time) and will be expressed in US dollars. Payment will be made by the Buyer to the Seller in US dollars.

5.2.2                                                                Prices of Seller Parts will be in accordance with the then current AACS’s Spare Parts Price Catalog and Repair Guide. Prices will be firm for each calendar year, except that the Seller reserves the right to revise the prices of Seller Parts during the course of the calendar year in the following cases:

•                                          abnormal revision in manufacturing costs,

•                                          abnormal revision in Seller’s purchase price of materials (including significant variation of exchange rates),

•                                          significant error in estimation or expression of any price.

5.2.3                                                                Prices of Material identified in Paragraphs 1.1(b) through 1.1(d) will be […***…].

[…***…]

6.                                                                                    PAYMENT PROCEDURES AND CONDITIONS

6.1                                                                            Intentionally deleted

6.2                                                                            Time and Means of Payment

Payment will be made by transfer of immediately available funds from the Buyer to

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the Seller and, […***…]. Such invoices will be expressed in US Dollars.

6.3                                                                            Bank Accounts

The Buyer will make all payments hereunder in full without setoff, counterclaim, deduction or withholding of any kind to the accounts listed below, unless otherwise directed by the Seller:

(a)                                                                               For wire transfer, in favor of Airbus Americas Customer Services, Inc.:

[…***…]

(b)                                                                              For direct deposit (lockbox), in favor of Airbus Americas Customer Services, Inc.:

[…***…]

6.4                                                                            Taxes

All payments due the Seller hereunder will be made in full without setoff or counterclaim and without deduction or withholding of any kind.  Consequently, the Buyer will assure that the sums received by the Seller under this Letter Agreement  are equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

6.5                                                                            Except with respect to unpaid amounts of invoices that are subject to good faith dispute by the Buyer, and provided that the Buyer has notified Seller of such dispute no later than ten (10) days after the date of the invoice, if any payment due the Seller is not received in accordance with the time period provided above in Paragraph 6.2, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller interest on the unpaid amount […***…] to be calculated from (and including) the due date to (but excluding) the date payment is received by the Seller.  The

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Seller’s claim to such interest will not prejudice any other rights the Seller may have under this Letter Agreement or applicable law.

[…***…]

7.                                                                                    TITLE

[…***…]

The Buyer will not permit the imposition on any Material for which it has not paid in full any lien, debenture, security interest or other similar interest charge or claim in favor of any third party […***…].

8.                                                                                    PACKAGING

All Material will be packaged in accordance with the applicable ATA Specification.

9.                                                                                    DATA RETRIEVAL

The Buyer undertakes to provide periodically to the Seller, as the Seller may reasonably request, during the Term, a quantitative list of the Material used for maintenance and overhaul of the Aircraft.  The range and contents of this list will be established by mutual agreement between the Seller and the Buyer.

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10.                                                                            BUY-BACK

10.1                                                                    Buy-Back of Material

The Seller agrees to buy back unused Seller Parts that may no longer be incorporated in the Aircraft as a result of mandatory modifications required by the Buyer’s or Seller’s Aviation Authorities, before Delivery of the first Aircraft to the Buyer subject to the following:

(a)                                                                               the Seller Parts involved will be those which the Seller directs the Buyer to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard;

(b)                                                                              the Seller will grant the Buyer a credit equal to the purchase price paid by the Buyer for any such parts, such credit being limited to quantities ordered in the Initial Provisioning recommendation;

(c)                                                                            the Seller will use its reasonable efforts to obtain for the Buyer the same protection from Suppliers.

10.2                                                                    Buy-Back of Surplus Material

10.2.1                                                        The Seller agrees that at any time after […***…], the Buyer will have the right to return to the Seller, at a credit of […***…] of the original purchase price paid by the Buyer, unused and undamaged Material described in Paragraphs 1.1(a) and 1.1(b) originally purchased from the Seller under the terms hereof, provided (i) that the selected protection level does not exceed […***…] with a turnaround time of […***…], (ii) that said Material does not exceed the provisioning quantities recommended by the Seller in the Initial Provisioning recommendations, does not have a limited shelf life nor contain any shelf-life limited components with […***…] of their shelf life remaining when returned to the Seller, and (iii) that the Material is returned with the Seller’s original documentation (or electronic copies of such documentation) and any such documentation (including tags, certificates) required to identify, substantiate the condition of and enable the resale of such Material.

10.2.2                                                        The Seller’s agreement in writing is necessary before any Material in excess of the Seller’s recommendation may be considered for buy-back.

10.2.3                                                        It is expressly understood and agreed that the rights granted to the Buyer under this Paragraph 10.2 will not apply to Material that may become obsolete at any time or for any reason other than as set forth in Paragraph 10.1 above.

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10.2.4                                                        […***…]

10.4                                                                    The Seller’s obligation to repurchase Material under this paragraph 10 is subject to the Buyer’s compliance with the requirements set forth in Paragraph 9 of this Letter Agreement.

11.1                                                                    WARRANTIES ON SELLER PARTS

11.1.1                                                        Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Paragraph 11.1.2, the Seller warrants to the Buyer that each Seller Part will at the time of Delivery to the Buyer be free from defects:

(i)                                                                                  in material,

(ii)                                                                              in workmanship, including, without limitation, processes of manufacture, and

(iii)                                                                       arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

11.1.2                                                        […***…]

11.1.3                                                        Warranty Periods

For new Seller Parts, the warranties described in Paragraph 11.1.1 will be limited to those defects that become apparent within […***…] after delivery of the Seller Part.

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For used Seller Parts, the warranties described in Paragraph 11.1 will be limited to those defects that become apparent within […***…] after delivery of the Seller Part, […***…].

11.1.4                                                        Limitations of Warranty

The Buyer’s remedy and the Seller’s obligation and liability under Paragraphs 11.1 are limited to, at the Seller’s expense and option acting in a commercially reasonable manner, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Seller Part.

[…***…]

11.2                                                                    EXCLUSIVITY OF WARRANTIES

THIS PARAGRAPH 11 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS SUPPLIED UNDER THIS LETTER AGREEMENT.  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)                                                                           ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

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(2)                                                                         ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)                                                                         ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)                                                                           ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)                                                                           ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)                                                                           ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)                                                                           ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)                                                    LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR PART PROVIDED UNDER THE AGREEMENT DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(b)                                                      LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(c)                                                       LOSS OF PROFITS AND/OR REVENUES;

(d)                                                     ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.  IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF PARAGRAPHS 11.1.2 AND 11.2, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUBCONTRACTORS.

11.3                                                                 PATENT AND COPYRIGHT INDEMNITIES

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The terms and conditions of Clause 13 of the Agreement shall apply to Seller Parts purchased by the Buyer or replaced by the Seller under this Letter Agreement.

11.4                                                                    DUPLICATE REMEDIES

The remedies provided to the Buyer under this Paragraph 11 as to any part thereof are independent but not cumulative nor duplicative.  The Buyer shall be entitled to the remedy and/or remedies under Paragraph 11 that provides the maximum but not duplicative benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which remedies are provided under this Paragraph 11; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 11 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect unless such defects occur as separate incidents at separate times.

11.5                                                                    NEGOTIATED AGREEMENT

The Buyer and Seller agree that this Paragraph 11 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in this Paragraph 11.

12.                                                                            LEASING OF SPARE PARTS

12.1                                                                    Applicable Terms

The terms and conditions of this Paragraph 12 will apply to the Lease of Seller Parts listed in Appendix “A” to this Paragraph 12 (“Leased Parts”) […***…] and will form a part of each lease of any Leased Part by the Buyer from the Seller after the date hereof.  Except for the description of the Leased Part, the Lease Term, the Leased Part delivery and return locations and the Lease Charges (defined below in Paragraph 12.4), all other terms and conditions appearing on any order form or other document pertaining to Leased Parts will be deemed inapplicable, and in lieu thereof the terms and conditions of this Paragraph 12 will prevail.  For purposes of this Paragraph 12, the term “Lessor” refers to the Seller and the term “Lessee” refers to the Buyer.  Parts not included in Appendix “A” to this Paragraph 12 may be supplied under a separate lease agreement between the Seller and the Buyer, in accordance with the terms and conditions set forth in the then current Airbus Proprietary Parts Repair Guide.

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12.2                                                                    Lease Procedure: Spare Parts Leased

At the Lessee’s request by telephone (to be confirmed promptly in writing), facsimile, letter or other written instrument, the Lessor will lease Leased Parts, which will be made available in accordance with Paragraph 4.2.3, to the Lessee as substitutes for parts withdrawn from an Aircraft for repair or overhaul.  Each lease of Leased Parts will be evidenced by a lease document (“Lease”) issued by the Lessor to the Lessee no later than seven (7) business days after delivery of the Leased Part.

12.3                                                                    Lease Term

12.3.1                                                        The term of the lease (“Lease Term”) will commence on the date of dispatch of the Leased Part to the Lessee or its agent at the Lessor’s facility and will end on the date of receipt at the Lessor’s facility of the Leased Part or exchanged part in a serviceable condition. The Lease Term will not exceed thirty (30) days after such date of dispatch, unless extended by written agreement between Lessor and Lessee within such thirty (30)-day period, such agreement not to be unreasonably withheld or delayed. Notwithstanding the foregoing, the Lease Term will end in the event, and upon the date, of exercise of the Lessee’s option to either purchase or exchange the Leased Part, as provided herein.

12.3.2                                                        The chargeable period to lease a part is a minimum of seven (7) days.  If shipment of the Leased Part has been arranged and the Lessee cancels the lease order, the minimum chargeable period of seven (7) days shall apply.

12.4                                                                    Lease Charges and Taxes

The Lessee will pay the Lessor (a) a daily rental charge for the Lease Term in respect of each Leased Part equal to […***…], (b) any reasonable and documented additional costs which may be incurred by the Lessor as a direct result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required to  place the Leased Part in satisfactory condition for lease to a subsequent customer, (c) all transportation and insurance charges and (d) any taxes, charges or customs duties imposed upon the Lessor or its property as a result of the lease, sale, delivery, storage or transfer of any Leased Part (the “Lease Charges”).  All payments due hereunder will be made in accordance with Paragraph 6 of this Letter Agreement. The invoice is generated upon receipt of the Leased Part by the Lessor.

12.5                                                                    Title

Title to each Leased Part will remain with the Lessor at all times unless the Lessee exercises its option to purchase in accordance with Paragraph 12.8, in which case title

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will pass to the Lessee in accordance with Paragraph 7.

12.6                                                                    Maintenance, Storing, Repairing of the Leased Part and Risk of Loss

(i)                                                                                  The Lessee shall be liable for maintaining and storing the Leased Part in accordance with all applicable rules of the relevant aviation authorities and the technical documentation and other instructions issued by the Lessor.

(ii)                                                                              Except for normal wear and tear, each Leased Part will be returned to the Lessor in the same condition as when delivered to the Lessee.  However, the Lessee will not without the Lessor’s prior written consent repair, modify or alter any Leased Part.

(iii)                                                                          The Leased Part shall be repaired solely at repair stations approved by the Lessor. If during the Lease Period any inspection, maintenance, rework and/or repair is carried out to maintain the Leased Part serviceable, in accordance with the standards of the Lessor, the Lessee shall provide details and documentation about the scope of the work performed, including respective inspection, work and test reports.

(iv)                                                                          All documentation required to enable the Leased Part to be put in commercial service again by the Seller.

(v)                                                                              The Leased Part must not be loaned to a third party.

(vi)                                                                          Risk of loss or damage to each Leased Part will remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease.  If a Leased Part is lost or damaged beyond repair, the Lessee will be deemed to have exercised its option to purchase the part in accordance with Paragraph 12.8 of this Letter Agreement, as of the date of such loss or damage.

12.7                                                                    Return of Leased Part

12.7.1                                                        The Lessee will return the Leased Part at the end of the Lease Term to:

Airbus Americas Customer Services, Inc.

Spares Center

21780 Filigree Court

Ashburn VA, 20147

or any other address in the United States indicated by the Lessor.

12.7.2                                                        The return shipping document will indicate the reference of the Lease document and the removal data, such as:

(i)                                                                                  aircraft manufacturer serial number

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(ii)                                                                              removal date

(iii)                                                                          total flight hours and flight cycles for the period the Leased Part was installed on the aircraft

(iv)                                                                          documentation in accordance with Paragraph 12.6.

If the Lessee cannot provide the above mentioned data and documentation for the Leased Part to be returned from Lease, lease charges […***…] will be invoiced. According to the Lessor’s quality standards, parts are not serviceable without the maintenance history data outlined above and have to be scrapped on site.

12.7.3                                                        The unserviceable or serviceable tag issued by the Lessee and the original Lessor certification documents must be attached to the Leased Part.

12.7.4                                                        Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. The Leased Part shall be returned with the same painting as when delivered (Airbus grey or primary paint). If the Lessee is not in a position to return the Leased Part in the same serviceable condition, the Lessee has to contact the Lessor for instructions.

12.7.5                                                        The Leased Part is to be returned in the same shipping container as that delivered by the Lessor. The container must be in a serviceable condition, normal wear and tear excepted.

12.7.6                                                        The return of an equivalent part different from the Leased Part delivered by the Lessor is not allowed without previous written agreement of the Lessor.

12.8                                                                    Option to Purchase

12.8.1                                                        The Lessee may at its option, exercisable by written notice given to the Lessor, elect during or at the end of the Lease Term to purchase the Leased  Part, in which case the […***…]. The pricing in the immediately preceding sentence will apply to new Leased Parts only.  In the event the Leased Part is used […***…] will be paid by the Lessee to the Lessor. Should the Lessee exercise such option […***…] Lease rental charges already invoiced pursuant to Paragraph 12.4 (a) will be credited to the Lessee against the said purchase price of the Leased Part.

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Should the Lessee fail to return the Leased Part to the Lessor at the end of the Lease Term, such failure will be deemed to be an election by the Lessee to purchase the Leased Part.

12.8.2                                                        In the event of purchase, the Leased Part will be warranted in accordance with Paragraph 11 of this Letter Agreement as though such Leased Part were a Seller Part; provided, however, that (i) Seller will deduct from the warranty period set forth in Paragraph 11.1.3 the amount of time the Buyer has used the Leased Part pursuant to the Lease and (ii) in no event will such warranty period be less than […***…] from the date of purchase of such Leased Part. A warranty granted under this Paragraph 12.8.2 will be in substitution for the warranty granted under Paragraph 12.9 at the commencement of the Lease Term.

12.9                                                                    Warranties on Leased Parts

12.9.1                                                        The Lessor warrants that each Leased Part will at the time of delivery thereof:

(a)                                                                               conform to the applicable specification for such part,

(b)                                                                              be free from defects in material and

(c)                                                                               be free from defects in workmanship, including without limitation processes of manufacture.

12.9.2                                                        Intentionally deleted

12.9.3                                                        Warranty and Notice Periods

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9, with respect to each defect, are conditioned upon (i) the defect having become apparent to the Lessee within the Lease Term and (ii) the Lessor’s warranty administrator having received written notice of the defect from the Lessee within thirty (30) days after the defect became apparent to the Lessee.

12.9.4                                                        Return and Proof

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9, with respect to each defect, are also conditioned upon:

(a)                                                                               the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreeable, of the Leased Part claimed to be defective, and

(b)                                                                             the submission by the Lessee to the Lessor’s warranty administrator of reasonable

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proof that the claimed defect is due to a matter embraced within the Lessor’s warranty under this Paragraph 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor’s applicable written instructions.

12.9.5                                                        Limitation of Warranty

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this Paragraph 12.9.5 will for the purposes of this Letter Agreement be deemed to be the Leased Part so replaced.

12.9.6                                                        Suspension and Transportation Costs

12.9.6.1                                            If a Leased Part is found to be defective and is covered by this warranty, the Lease Term and the Lessee’s obligation to pay rental charges as provided in Paragraph 12.4(a) of this Letter Agreement will be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has withdrawn such defective Leased Part from use, promptly after giving such notice to the Lessor.  If the defective Leased Part is replaced, such replacement will be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

If a Leased Part is found to be defective on first use by the Lessee and is covered by this warranty, rental charges as provided in Paragraph 12.4(a) will not accrue and will not be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

12.9.6.2                                            All transportation and insurance costs associated with the return of the defective Leased Part to the Lessor and the return of the repaired, corrected or replacement part to the Lessee will be borne by the Lessor.

12.9.7                                                        Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or nonconformance under this Paragraph 12.9.

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12.9.8.                                                    EXCLUSIVITY OF WARRANTIES

PARAGRAPH 12.9 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY LEASED PART.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN PARAGRAPH 12.9 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE LEASED PARTS.  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY LEASED PART, INCLUDING BUT NOT LIMITED TO:

(1)                                                                              ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)                                                                    ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)                                                                              ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)                                                                              ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, , IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)                                                                              ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)                                                                         ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)                                                                             ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

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(a)                                                       LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR LEASED PARTS;

(b)                                                      LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT OR LEASED PART;

(c)                                                       LOSS OF PROFITS AND/OR REVENUES;

(d)                                                     ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.  IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 12.9.8 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 12.9.8 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS PARAGRAPH 12.9.8, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUBCONTRACTORS.

12.9.9                                                        DUPLICATE REMEDIES

The remedies provided to the Buyer under this Paragraph 12 as to any part thereof are independent but not cumulative nor duplicative.  The Buyer shall be entitled to the remedy and/or remedies under Paragraph 12 that provides the maximum but not duplicative benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 12 for any such particular defect for which remedies are provided under this Paragraph 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect unless such defects occur as separate incidents at separate times.

12.10.                                                        NEGOTIATED AGREEMENT

The Buyer and Seller agree that this Paragraph 12 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Letter Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in Paragraph 12.

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APPENDIX “A” TO PARAGRAPH 12

SELLER PARTS AVAILABLE TO LEASE

[…***…]

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13.                                                                            TERMINATION

Any termination under Clauses 10, 11 or 21 of the Agreement or under the Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to such undelivered Material, services, data or other items to be purchased hereunder that are applicable to those Aircraft as to which the Agreement has been terminated. Termination under this Paragraph 13 notwithstanding, new and unused Material in excess of the Buyer’s requirements due to such Aircraft cancellation will be repurchased by the Seller as provided in Paragraph 10.2 […***…].

14.                                                                            ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement and any attempted assignment or transfer in contravention of the provisions of this Paragraph 14 will be void and of no force or effect.

15.                                                                            COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts.  Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) will be an original, and the counterparts together will constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed

HAWAIIAN AIRLINES, INC.

By: /s/ Hoyt H. Zia

Its: Sr. Vice President, General Counsel & Corporate Secretary

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 2

As of March 18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.                                    […***…]

2.                                    ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted

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assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed

Hawaiian Airlines, Inc.

By: /s/ Hoyt H. Zia

Its: Sr. Vice President, General Counsel & Corporate Secretary

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 3

As of March 18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.                                    DEFINITIONS

1.1                            For all purposes of this Letter Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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[…***…]

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9.                                    ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

Airbus S.A.S.

By:	/s/ Patrick de Castelbajac

Its:	Vice President Contracts

Accepted and Agreed

Hawaiian Airlines, Inc.

By:	/s/ Hoyt H. Zia

Its:	Sr. Vice President, General Counsel & Corporate Secretary

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APPENDIX 1

[…***…]

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APPENDIX 2

[…***…]

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APPENDIX 3

[…***…]

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APPENDIX 3

[…***…]

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APPENDIX 4

[…***…]

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APPENDIX 4

[…***…]

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APPENDIX 4

[…***…]

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APPENDIX 6

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 4

As of March 18, 2013

Hawaiian Airlines, Inc.

Re:  Miscellaneous

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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0.                                                                                    DEFINITIONS

Notwithstanding Clause 0 of the Agreement, the following terms shall have the following meanings for all purposes of the Agreement:

[…***…]

Certificate - as defined in Clause 16.4.4.

Certificate of Sanitary Construction – means a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration, or any equivalent successor certificate thereto.

CS Catalog - as defined in Clause 14.5.

Engineering Support Services - as defined in Clause 15.7.

FSN - as defined in Clause 14.2.

Goods and Services - any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or its designee under this Agreement or any related agreement.

Inexcusable Delay – as defined in Clause 11.1.1.

In-house Warranty Repair - as defined in Clause 12.1.8(i).

In-house Warranty Labor Rate - as defined in Clause 12.1.8(v)(b).

MSN - as defined in Clause 12.1.7(v)(i).

[…***…]

Seller’s Training Center - as defined in Clause 16.3.1.

[…***…]

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Standard Airworthiness Certificate — a Standard Airworthiness Certificate issued pursuant to Part 21 of the Federal Aviation Regulations, or any equivalent successor certificate.

Training Conference - as defined in Clause 16.4.1.

Training Course Catalog - as defined in Clause 16.4.1.

Warranty Claim - as defined in Clause 12.1.7(v).

1.                                                                                    RESERVED

2.                                                                                    SPECIFICATION

Clause 2.2 of the Agreement is supplemented by adding the following quoted provisions as Clause 2.2.6:

QUOTE

[…***…]

UNQUOTE

3.                                                                                    RESERVED

4.                                                                                    PRICE REVISION

Clause 4.2.2 of the Agreement is supplemented by adding the following quoted provisions as a new paragraph:

QUOTE

[…***…]

UNQUOTE

5.                                                                                    PAYMENT TERMS

Clauses 5.3.1, 5.3.2 and 5.3.3 of the Agreement are cancelled and replaced with the following quoted provisions:

QUOTE

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[…***…]

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UNQUOTE

Clauses 5.6 and 5.8 of the Agreement are cancelled and replaced with the following quoted provisions:

QUOTE

5.6                                                                            Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between a […***…] on the one hand and     […***…]     on the other hand, and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by any […***…], and not be paid in full in immediately available funds on the date due […***…] and the Seller has provided the Buyer at least 5 (five) days advance written notice, then the Seller shall have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount.  The Seller shall promptly notify the Buyer in writing after such debiting and application, and the Buyer shall immediately pay to the Seller the amount required to comply with Clause 5.3.3.

5.8                                                                            Overdue Payments

Except if otherwise agreed, if any payment due the Seller is not received by the Seller on the date or dates due, the Seller shall have the right to claim from the Buyer, and the Buyer shall promptly pay to the Seller on receipt of such claim, interest at the rate of  […***…] on the amount of such overdue payment, to be calculated from and including the due

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date of such payment to (but excluding) the date such payment is received by the Seller.  The Seller’s right to receive such interest shall be in addition to any other rights of the Seller hereunder or at law.

UNQUOTE

6.                                                                                 RESERVED

7.                                                                                    CERTIFICATION

Clauses 7.3.3 and 7.3.4 of the Agreement are cancelled and replaced with the following quoted provisions:

QUOTE

[…***…]

7.3.4                                                                Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems (including engine accessories or quick engine change units, which quick engine change units for the avoidance of doubt do not include nacelles or thrust reversers) the costs related thereto shall be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller shall have no obligation with respect thereto […***…].

UNQUOTE

8.                                                                                    TECHNICAL ACCEPTANCE

Clause 8.1.1 of the Agreement is cancelled and replaced with the following quoted provisions:

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QUOTE

8.1.1                                                                Prior to Delivery, the Aircraft shall undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Successful completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to complete the Technical Acceptance Process satisfactorily, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes to make the Aircraft compliant and, as soon as practicable thereafter, resubmit the Aircraft to the Technical Acceptance Process to the extent necessary to demonstrate full compliance with the requirements of the Technical Acceptance Process.

[…***…]

UNQUOTE

Clause 8.2.3 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

8.2.3                                                                If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1 without the Buyer’s attendance, and provided that the Technical Acceptance Process is completed successfully and that the Seller so represents to the Buyer, the Buyer shall be deemed to have accepted that the Technical Acceptance Process has been completed, in all respects.

UNQUOTE

Clause 8.5 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

8.5                                                                            Aircraft Utilization

[…***…]

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UNQUOTE

9.                                                                                    DELIVERY

Clause 9.1 of the Agreement is supplemented by the following quoted provision:

QUOTE

[…***…]

UNQUOTE

Clause 9.2.3 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

9.2.3                                                                If by the last day of the period set forth in Clause 9.2.1 above, the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller, provided that the Aircraft has successfully completed the Technical Acceptance Process, or (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller, then the Buyer shall be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, the Seller shall retain title to the Aircraft and the Buyer shall indemnify and hold the Seller harmless against any and all […***…] costs (including but not limited to any parking, storage, and insurance costs […***…]). The Seller shall be under no duty to the Buyer to store, park, or otherwise protect the Aircraft, […***…].  These rights of the Seller shall be in addition to the Seller’s other rights and remedies in this Agreement.

UNQUOTE

Clause 9.3 is supplemented by the following quoted provision:

QUOTE

9.3.3                                                                […***…]

UNQUOTE

10.                                                                            EXCUSABLE DELAY AND TOTAL LOSS

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Clause 10 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

10.1                                                                    Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, shall be responsible for or be deemed to be in default on account of delays in Delivery of the Aircraft or failure to deliver or otherwise in the performance of its other obligations under this Agreement or any part hereof but only to the extent that such delay is due to causes beyond the Seller’s, or any Affiliate’s control and not occasioned by the Seller’s or any Affiliate’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; total or constructive total loss; compliance with any […***…] law, decision, regulation, directive or other act  of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification after due and timely diligence; inability after due and timely diligence to procure materials, accessories, equipment or parts; or failure of a subcontractor or Supplier […***…] to furnish materials, components, accessories, equipment or parts (despite Seller’s commercially reasonable efforts to procure alternative solutions); (ii) […***…]; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems […***…] or Buyer Furnished Equipment […***…].

10.2                                                                    Consequences of Excusable Delay

10.2.1                                                        If an Excusable Delay occurs the Seller shall

(i)                                                                               notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)                                                                           not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

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(iii)                                                                       not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)                                                                       as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular shall notify the Buyer of the revised Scheduled Delivery Month, and

(v)                                                                           shall take all reasonable steps within its control to reduce the effect of any delay.

[…***…]

10.3                                                                    Termination on Excusable Delay

10.3.1                                                        If any Delivery is delayed as a result of one or more Excusable Delays for a period of more than […***…] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within […***…] after the expiration of such […***…] period and following such termination, the parties shall have no further rights or obligations with respect to such affected Aircraft […***…]

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10.3.2                                                        If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there shall be a delay in Delivery of an Aircraft of more than […***…] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft.  Termination shall be made by giving written notice to the other party within […***…] after the Buyer’s receipt of the notice of a revised Scheduled Delivery Month and following such termination, the parties shall have no further rights or obligations with respect to such affected Aircraft […***…].

10.3.3                                                        If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller shall be entitled to reschedule Delivery. The Seller shall confirm to the Buyer the new Scheduled Delivery Month after the          […***…]          period referred to in Clause 10.3.1 or 10.3.2, which shall be either the Scheduled Delivery Month notified to the Buyer under Clause 10.2.1 (iv) or such other month as may be agreed by the parties, and this new Scheduled Delivery Month shall be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4                                                                    Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller shall notify the Buyer to this effect within ten (10) Business Days of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than […***…]         after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

(i)                                                                                the Buyer notifies the Seller within thirty (30) days of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)                                                                            the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month, in which case, to the extent the Total Loss is not due to action or inaction of the Buyer or its representatives:

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[…***…]

Nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft shall discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft […***…].

10.5                                                                    Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER,

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OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11.                                                                            INEXCUSABLE DELAY

Clause 11 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

11.1                                                                    Liquidated Damages

11.1.1                                                        Liquidated Damages

If an Aircraft is not Ready for Delivery […***…] (as such month may be changed pursuant to Clauses 2, 7 or 10) and such delay is not a result of an Excusable Delay or Total Loss, then such delay shall be termed an “Inexcusable Delay”. In the event of an Inexcusable Delay, the Buyer shall have the right to claim, and the Seller shall pay the Buyer liquidated damages for the affected Aircraft for each day of delay in the Delivery starting on […***…]

[…***…]

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[…***…]

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11.2                                                                    Renegotiation

If, as a result of an Inexcusable Delay, Delivery does not occur within […***…] after the last day of the Scheduled Delivery Month the Buyer shall have the right, exercisable by written notice to the Seller […***…] to require from the Seller a good faith renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation shall not prejudice Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.3                                                                    Termination

[…***…]

If, as a result of one or more Inexcusable Delays, Delivery does not occur […***…] and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then either party shall have the right exercisable by written notice to the other party […***…] to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party shall have any claim against the other, except that the Seller shall pay to the Buyer any amounts due pursuant to Clause 11.1 unless already paid, and the Seller shall pay to the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of the Aircraft as to which this Agreement has been terminated […***…]

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11.4                                                                    Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

UNQUOTE

12.                   WARRANTIES AND SERVICE LIFE POLICY

Clause 12 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

12.1                                                                    Warranty

12.1.1                                                        Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and Warranted Part shall at the time of Delivery to the Buyer be free from defects:

(i)                                                                                  in material,

(ii)                                                                              in workmanship, including, without limitation, processes of manufacture,

(iii)                                                                          in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(iv)                                                                       arising from failure to conform to the Specification, except as to  those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purposes of this Agreement, the term “Warranted Part” shall mean any Seller proprietary component, equipment, software, or part, that (a) is installed on an Aircraft at Delivery, (b) is manufactured to the detail design of the Seller or a subcontractor of the Seller or, with respect to software, is developed to the detail design of the Seller or a subcontractor of the Seller and (c) bears a Seller part number at the time of Delivery.

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12.1.2                                                        Exclusions

The warranties set forth in Clause 12.1.1 do not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part installed on the Aircraft at Delivery that is not a Warranted Part, provided, however, that:

(i)                                                                                  any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, constitutes a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)                                                                              any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use of such items shall constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

In addition, the warranties set forth in Clause 12.1.1 shall not apply to any defect arising from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11 or from any act or omission of any third party (such third party not to include the Seller, its Affiliates and subcontractors).

[…***…]

12.1.4                                                        Limitations of Warranty

12.1.4.1                                            The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction (to include, in the case of software, supply of a comparable product with equivalent function) of any defective Warranted Part, together with a credit to the Buyer’s account with the Seller for the future purchase of Goods and Services in an amount equal to the mutually agreed direct labor costs expended in performing the removal and reinstallation thereof on the Aircraft at the In-house Warranty Labor Rate.  The Seller may elect to effect such repair, replacement or correction by supplying modification kits designed to rectify the defect or […***…] by issuing a credit to the Buyer for the future purchase of Goods and

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Services equal to the price at which the Buyer is then entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2                                         If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the Buyer’s written request the Seller shall correct any such defect of the same type in any Aircraft that has not already been delivered to the Buyer.  The Seller shall not be responsible for, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of correcting a defect covered by Clause 12.1.1(iii), due to the Seller’s undertaking to make such correction. Alternatively, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.5                                                     Cost of Inspection

12.1.5.1                                         In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft that are conducted:

(i)                                                                               to determine whether a defect exists in any Warranted Part within the Warranty Period; or

(ii)                                                                           pending the Seller’s provision of a corrective technical solution.

12.1.5.2                                         The Seller’s liability under Clause 12.1.5.1 is subject to the following conditions:

(i)                                                                               Such inspections are recommended in a Seller Service Bulletin to be performed within the Warranty Period or such inspection would be otherwise covered by a Warranty Claim;

(ii)                                                                           Such inspections are not performed in lieu of corrective action that has been provided by the Seller prior to the dates of such inspection;

(iii)                                                                   […***…]

12.1.6                                                        Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to each claimed defect are subject to the following conditions:

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(i)                                                                               the defect has become apparent within the Warranty Period;

(ii)                                                                           the Buyer has filed a Warranty Claim […***…];

(iii)                                                                       the Buyer returns the Warranted Part claimed to be defective to the repair facilities designated by the Seller as soon as practicable, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8;

(iv)                                                                       the Seller’s receives a Warranty Claim complying with the provisions of Clause 12.1.7(v); and

(v)                                                                           provided the Buyer files a Warranty Claim within the time period provided for in Clause 12.1.6(ii), Buyer’s right to claim remedies hereunder shall be preserved.

12.1.7                                                     Warranty Administration

The warranties set forth in this Clause 12.1 shall be administered as hereinafter provided:

(i)                                                                               Claim Determination

The Seller will determine whether any claimed defect in any Warranted Part is covered by this Clause 12.1. Such determination shall be based on claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

[…***…]

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[…***…]

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(vi)                                                        Replacements

Replaced components, equipment, accessories or parts shall become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller shall have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller shall not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.  Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

(vii)                                           Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim.  […***…]

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(viii)                                                                  Inspection

The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in connection with any Warranty Claim.

12.1.8                                                        In-house Warranty

(i)                                                                                  Authorization

The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty Repair”). […***…] the Buyer shall notify the Customer Support Representative, of its decision to perform any in-house repairs before such repairs are commenced.  The Buyer’s notice shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate.  The Seller shall use commercially reasonable efforts to ensure a prompt response (in no event in excess of three (3) Business Days) and shall not unreasonably withhold authorization.

(ii)                                                                              Conditions of Authorization

The Buyer shall be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

a.                                                             if the Buyer complies with the terms of Clause 12.1.8(i);

b.                                                            if adequate facilities and qualified personnel are available to the Buyer.

c.                                                             provided that repairs are to be performed in accordance with the Seller’s written instructions as set forth in applicable Technical Data,

d.                                                           only to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

(iii)                                                                          Seller’s Rights

The Seller shall have the right to require the return to Seller of any Warranted Part, or any part removed therefrom, that is claimed to be defective, if, in the Seller’s judgment, the nature of the claimed defect requires technical investigation.  Such delivery shall be subject to the provisions of Clause 12.1.7(ii).

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The Seller shall have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, provided that Seller’s exercise of such right does not unreasonably delay the disassembly, inspection and testing of such Warranted Part.

(iv)                                                                          In-house Warranty Claim Substantiation

Claims for In-house Warranty Repair credit must be submitted to the Seller […***…] following completion of such In-House Warranty Repair and shall comply with the requirements for Warranty Claims under Clause 12.1.7(v) and in addition shall include:

(a)                                           a report of technical findings with respect to the defect,

(b)                                          for parts required to remedy the defect:

-                               part numbers,

-                               serial numbers (if applicable),

-                               description of the parts,

-                               quantity of parts,

-                               unit price of parts,

-                               copies of related Seller’s or third party’s invoices (if applicable),

-                               total price of parts

(c)                                           detailed number of labor hours,

(d)                                         In-house Warranty Labor Rate, and

(e)                                           total claim value.

(v)                                                                              Credit

The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty Repair claims, shall be a credit to the Buyer’s account.  Such credit shall be equal to […***…].

.

(a)                                        To determine direct labor costs, only the man hours spent on removal from the Aircraft disassembly, inspection, repair, reassembly and final inspection and test of the Warranted Part, and reinstallation thereof on the Aircraft shall be counted.  The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part shall not be included.

(b)                                       The man hours counted as set forth in Clause 12.1.8(v)(a) above shall be multiplied by the In-house Warranty Labor Rate […***…]

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[…***…]  (the “In-house Warranty Labor Rate”).

(c)                                           Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)                                                                          Limitation on Credit

The Buyer shall in no event be credited for repair costs (labor or material) for any Warranted Part if such repair costs exceed […***…] of the Seller’s then-current catalog price for a replacement of such defective Warranted Part provided such replacement part is readily available for purchase by the Buyer.

If the estimate to repair a defective Warranted Part exceeds […***…] of the Seller’s then-current catalog price for a replacement of such defective Warranted Part, the Seller shall either provide a credit to the Buyer for an amount equal to […***…] of the Seller’s then-current catalog price for a replacement part, or a new replacement part, at […***…] option.

Seller shall substantiate Seller’s price in writing at Buyer’s request if the warranted part is not in the CS Catalog.

(vii)                                                                   Scrapped Material

The Buyer may, with the agreement of the Seller’s Customer Support Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation.

If the Buyer does not obtain the agreement of the Seller’s Customer Support Representative to scrap a Warranted Part immediately, the Buyer shall retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of […***…]

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[…***…].  Such parts shall be returned to the Seller within […***…], at […***…] cost.

A record of scrapped Warranted Parts, certified by an authorized representative of the Buyer, shall be kept in the Buyer’s file for at least the duration of the Warranty Period.

(viii)                                                                  DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, IN EACH CASE OTHER THAN IF CAUSED, DIRECTLY OR INDIRECTLY, BY SELLER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.1.9                                                        Warranty Transferability

Notwithstanding the provisions of Clause 20.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or interchange agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.10                                                Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms hereof, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, shall be […***…]. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

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12.1.11            Operation - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with all technical documentation and any other instructions issued by the Seller, the Suppliers or the applicable Propulsion System Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear or to:

(i)                                                                                  any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that approved by the Seller;

(ii)                                                                           any Aircraft or component, equipment, accessory or part thereof that has been […***…] damaged […***…];

(iii)                                                                       any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been intentionally removed rather than through normal wear and tear.

12.2                                                                    Service Life Policy

12.2.1                                                        Scope and Definitions

In addition to the warranties set forth in Clause 12.1, the Seller agrees that if a Failure occurs in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)                                                                                  “Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit C that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy specified in Clause 12.2.2, provided that if at any time after the date hereof the Seller adds Sharklets to the Seller’s standard list of Items covered by the Service Life Policy, then the parties shall amend Exhibit C hereto to include Sharklets.

(ii)                                                                              “Failure” means […***…]

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The Seller’s obligations under this Clause 12.2 are referred to as the “Service Life Policy.”

12.2.2                    Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item […***…] the Seller shall, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided, either:

(i)                                                                                  design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)                                                                              replace such Item.

12.2.3                                                        Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[…***…]

where

P:                                                                                   financial participation of the Seller,

C:                                                                              the Seller’s then current sales price for the required Item or required Seller designed parts,

and

(i)                                                                                  T:                     […***…]

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and

N:                                                                                […***…]

or,

(ii)                                                                              T:                                                                                   […***…]

and

N:                                                                                […***…]

12.2.4                                                        General Conditions and Limitations

12.2.4.1                                            Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items shall be covered by the provisions of Clause 12.1 of this Agreement and not by the provisions of this Clause 12.2.

12.2.4.2                                            The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the following conditions:

(i)                                                                                  The Buyer maintains log books or other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

(ii)                                                                           The Buyer keeps the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

(iii)                                                                       The Buyer complies with the conditions of Clause 12.1.11.

(iv)                                                                       The Buyer implements specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller.  Such programs shall be, to the extent possible, compatible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense, reports relating thereto to be regularly furnished to the Seller.

(v)                                                                              The Buyer reports in writing any breakage or defect to the Seller within […***…] after any breakage or defect in an Item becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other

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Aircraft, and the Buyer provides the Seller with sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3                                            Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4                                            If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller.  If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the Seller’s commitment under this Clause 12.2 remains in effect but shall be subject to the Buyer incorporating such modification in the relevant Aircraft, within a reasonable time following such failure, in accordance with the Seller’s instructions.

12.2.4.5                                         THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART.  THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN A CREDIT FOR GOODS AND SERVICES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM.  WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND FURTHER WAIVES RELEASES AND RENOUNCES ALL OTHER RIGHTS, CLAIMS AND REMEDIES, OTHER THAN THOSE ARISING OUT OF THIS CLAUSE 12.2.

12.3                                                                 Supplier Warranties and Service Life Policies

12.3.1                                                     Seller’s Support

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Before Delivery of the first Aircraft, the Seller shall transfer and assign to the Buyer and provide the Buyer with copies of the warranties, service life policies and, to the extent that any are assignable, indemnities that the Seller has obtained pursuant to the Supplier Product Support Agreements. […***…]

12.3.2                                                        Supplier’s Default

12.3.2.1                                            […***…]

12.4                                                                    Interface Commitment

12.4.1                                                        Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer

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reasonably believes to be attributable to the design characteristics of one or more components (including, without limitation, Propulsion Systems) of the Aircraft (an “Interface Problem”), the Seller shall, if requested by the Buyer, and without additional charge to the Buyer,  promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible.  The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2                                                        Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if requested by the Buyer, correct the design of such Warranted Part pursuant to the terms and conditions of Clause 12.1.

12.4.3                                                        Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part (or multiple Supplier Parts), the Seller shall at the Buyer’s request, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer (or manufacturers) of such Supplier Part (or Supplier Parts).

12.4.4                                                        Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.  The Seller shall promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier.  Such proposal and corrective action shall be consistent with any then-existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless rejected by the Buyer, acting reasonably, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

[…***…]

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12.4.5                                                        General

12.4.5.1                                            All requests under this Clause 12.4 shall be directed both to the Seller and to the affected Suppliers.

12.4.5.2                                            Except as specifically set forth in this Clause 12.4, this Clause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3                                            All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.11.

12.5                                                                    Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT.  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART,

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SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)                                                                           ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)                                                                           ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)                                                                           ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)                                                                           ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE,  IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)                                                                           ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)                                                                           ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)                                                                           ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)                            LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)                           LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)                            LOSS OF PROFITS AND/OR REVENUES;

(d)                          ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.  IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

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FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUBCONTRACTORS.

12.6                                                                    Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are independent but not cumulative nor duplicative.  The Buyer shall be entitled to the remedy and/or remedies under Clauses 12.1 and 12.2 that provide the maximum but not duplicative benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer shall not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect unless such defects occur as separate incidents at separate times.

12.7                                                                    Negotiated Agreement

The Parties each acknowledge that:

(i)                                                                                  this Agreement, including Clause 2 and this Clause 12, has been the subject of discussion and negotiation and is fully understood  by the Buyer; and

(ii)                                                                              the price of the Aircraft and the other agreements of the Buyer and the Seller set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, including the Exclusivity of Warranties set forth in Clause 12.5.

UNQUOTE

13.                  PATENT AND COPYRIGHT INDEMNITY

Clause 13 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

13.1                                                                    Indemnity

13.1.1                                                        Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer and its officers, directors, agents and employees from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) in case of any infringement or claim of infringement by the Airframe […***…] of

(i)                                                                                  any British, French, German, Spanish or U.S. patent; and

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(ii)                                                                              any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

(1)                                          the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or

(2)                                          the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii)                                                                       in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2                                                        Clause 13.1.1 shall not apply to

(i)                                                                                  Buyer Furnished Equipment;

(ii)                                                                              the Propulsion Systems;

(iii)                                                                          Supplier Parts; or

(iv)                                                                          software not developed by the Seller.

13.1.3                                                       If the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller shall at its expense either

(i)                                                                                  procure as soon as possible for the Buyer the right to use the affected Airframe or Warranted Part free of charge to the Buyer; or

(ii)                                                                           replace the infringing Warranted Part as soon as possible with a non-infringing substitute otherwise complying with the requirements of this Agreement.

13.2                                                                    Administration of Patent and Copyright Indemnity Claims

13.2.1                                                     If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall

(i)                                                                                  forthwith notify the Seller, giving particulars thereof;

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(ii)                                                                              furnish to the Seller all data, papers and records within the Buyer’s control or possession that are material to the resistance of or defense against any such charge or suits for infringement covered by this Clause 13;

(iii)                                                                        refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) shall prevent the Buyer from paying the sums (i) that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice, or (ii) as required by a final judgment entered against Buyer by a court of competent jurisdiction from which no appeals can be or have been filed;

(iv)                                                                          fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)                                                                              act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

13.2.2                                                      The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s opinion, it deems proper.

13.2.3                                                       The Seller’s liability hereunder shall be conditioned on the […***…] compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright. […***…]

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY

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ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE SHALL REMAIN IN FULL FORCE AND EFFECT.  THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

14.                                                                            TECHNICAL DATA AND SOFTWARE SERVICES

Clause 14 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

This Clause sets forth the terms and conditions for the supply of technical data (the “Technical Data”) and software services (the “Software Services”), which will support Hawaiian’s operation, maintenance, service and overhaul of the Aircraft.

14.1                                                                    Technical Data

14.1.1                                                        The Technical Data shall be supplied in the English language using aeronautical terminology in common use.

14.1.2                                                        Range, form, type, format, ATA/non-ATA compliance, revision and quantity and delivery schedule of the Technical Data are covered in Exhibit F.

14.1.3                                                        The Buyer shall not receive credit or compensation for any partially used or unused Technical Data provided pursuant to this Clause 14.

14.2                                                                    Aircraft Identification for Technical Data

For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (the “FSNs”) in the form of block of numbers selected in the range from 001 to 999.

The sequence shall be interrupted only if two (2) or more different Propulsion Systems or different Aircraft models are selected.

The Buyer shall indicate to the Seller the FSNs corresponding to the Aircraft as listed in Clause 9.1.1 of this Agreement no later than twelve (12) months before the Scheduled Delivery Month of the first Aircraft.  The allocation of FSNs to

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such Aircraft shall not constitute any proprietary, insurable or other interest of the Buyer in any Aircraft before delivery of and payment for Aircraft as provided in this Agreement.

The Technical Data that may be customized are:

(i)                                  Aircraft Maintenance Manual

(ii)                              Illustrated Parts Catalogue,

(iii)                          Trouble Shooting Manual

(iv)                          Aircraft Wiring Manual

(v)                              Aircraft Schematics Manual

(vi)                          Aircraft Wiring Lists

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14.3                                                                    Integration of Equipment Data

14.3.1                                                        Supplier Equipment

To the extent necessary for the understanding of the affected systems, information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Seller Service Bulletins thereafter, shall be introduced free of charge into the customized Technical Data.

14.3.2             Buyer Furnished Equipment

14.3.2.1                                            The Seller shall incorporate data for BFE that is installed on the Aircraft by the Seller (“BFE Data”) into the customized Technical Data at no additional charge to the Buyer for the initial issue of the Technical Data supplied at or before Delivery of the first Aircraft, provided such data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.4.

14.3.2.2                                            The Buyer shall supply the BFE Data to the Seller, in English compliant with the then applicable revision of ATA iSpecification 2200 (iSpec 2200) Information Standards for Aviation Maintenance, at least six (6) months before the Scheduled Delivery Month of the first Aircraft.

14.3.2.3                                            The BFE Data shall be delivered in digital format in Standard Generalized Markup Language or in Portable Document Format.

14.3.2.4                                            All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4                                                                    Delivery of Technical Data

14.4.1                                                        Except as set forth in Exhibit F, all Technical Data shall be delivered online through the relevant services on AirbusWorld.

14.4.2                                                        Technical Data provided off-line and corresponding revisions shall be sent to two (2) addresses only, and only upon explicit request from the Buyer, to cover some specific back-up requirements.

14.4.3                                                        Offline Technical Data and revisions shall be packed and shipped by the quickest transportation methods reasonably available. Shipment shall be Delivery At Place (DAP), as defined in Incoterms 2010 published by the International Chamber of Commerce, at the Buyer’s named place of destination.

14.4.4                                                        The Technical Data shall be delivered according to a mutually agreed schedule, designed to correspond to Aircraft deliveries. The Buyer shall provide no less than forty (40) days’ notice to the Seller if a change is requested to the delivery schedule for the Technical Data.

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14.4.5                                                        The Buyer shall be responsible for the coordination with and satisfaction of local Aviation Authorities’ requirements for Technical Data.  Reasonable quantities of such Technical Data will be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

14.5                                                                    Revision Service for Technical Data

For each firmly ordered Aircraft, and unless otherwise specifically stated, revision service for the Technical Data shall be provided […***…] (each a “Revision Service Period”).

Thereafter, revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog (the “CS Catalog”).

14.6                                                                    Service Bulletin Incorporation for Technical Data

During the Revision Service Period and upon the Buyer’s request for incorporation of Seller’s Service Bulletin information into the Technical Data, such information shall be incorporated into the Technical Data for the Buyer’s Aircraft, provided that the Buyer notifies the Seller of its intention to accomplish a Service Bulletin through the relevant AirbusWorld on-line Service Bulletin reporting application, within two years after issuance of the applicable Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft for Technical Data relating to maintenance only.  For operational Technical Data, either the pre or post (but not both) Service Bulletin status shall be shown.

14.7                                                                    Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide one (1) week of Technical Data familiarization training, at the Seller’s or the Buyer’s facility, as selected by the Buyer. Such training shall be conducted in English.  If such training is conducted at the Buyer’s facilities, the Buyer shall reimburse the Seller for business class air transportation and reasonable living expenses of the representative(s) of Seller conducting the familiarization training.

14.8                                                                    Customer Originated Changes

Upon the Buyer’s request, data relating to Buyer-originated changes (“COC Data”) may be incorporated into any of the Technical Data eligible for such incorporation as set forth in the Seller’s then current CS Catalog.

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COC Data shall be developed and incorporated by the Buyer according to the methods and tools for achieving such incorporation and the conditions set forth in the CS Catalog. The Buyer shall ensure that any COC Data is in compliance with the requirements of its local Aviation Authorities.

[…***…]

14.9                                                                 AirN@v Family Products

14.9.1                                                     The Technical Data domains listed below shall be provided on DVD and shall include integrated software “AirN@v Family”.

14.9.2                                                     The AirN@v Family covers several Technical Data domains:

(i)	AirN@v / Maintenance
(ii)	AirN@v / Planning
(iii)	AirN@v / Repair
(iv)	AirN@v / Workshop
(v)	AirN@v / Associated Data
(vi)	AirN@v / Engineering

14.9.3                                                    The licensing conditions for the use of the AirN@v Family integrated software shall be as set forth in the software licence agreement published in the CS Catalog as in effect from time to time.

14.9.4                                                     […***…]

14.10                                                         On-Line Technical Data

14.10.1                                             The Technical Data specified in Exhibit F as being provided on-line will be made available to the Buyer through AirbusWorld. […***…]

14.10.2                                             Access to AirbusWorld will be subject to the general terms and conditions of access to and use of AirbusWorld published in the CS Catalog as in effect from time to time.

14.10.3                                             The list of the Technical Data provided on-line may be extended from time to time. For any Technical Data that is or becomes available on-line, the Seller reserves the right to eliminate other formats.

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14.10.4                                             Buyer access to AirbusWorld will be granted free of charge for an unlimited number of the Buyer’s users (including two (2) Buyer’s Administrators) for the Technical Data related to the Aircraft that will be operated by the Buyer.

14.11                                                            Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their development. If any Technical Data prepared by the Seller contains a non-conformity or defect, the sole and exclusive liability of the Seller will be to take reasonable steps to correct such Technical Data. Notwithstanding any provision of this Agreement, no warranty of any kind will be given with respect to COC Data.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SOFTWARE SERVICES DELIVERED UNDER THIS CLAUSE 14, INCLUDING BUT NOT LIMITED TO:

A.                             ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

B.                              ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

C.                              ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

D.                                ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR

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OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS AFFILIATES AND SUBCONTRACTORS.

14.12                                                            Proprietary Rights

14.12.1                                             All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data will remain with the Seller or its Affiliates, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2                                             Whenever this Agreement or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as any express or implicit endorsement or approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data will not be construed as conveying any right to the Buyer to design or manufacture any Aircraft or part thereof, including any spare part.

14.13                                                            Software Services

14.13.1                                                Performance Engineer’s Program

The Seller will provide to the Buyer Software Services, which will consist of the Performance Engineer’s Programs (“PEP”) for the aircraft type covered under this Agreement. PEP is composed of software components and databases, and its use will be subject to the software license agreement published in the CS Catalog as in effect from time to time.  The Seller, subject to appropriate confidentiality commitments, shall cooperate with the Buyer’s third party performance data providers for the disclosure of data needed for use of the PEP.

14.13.2                                             Use of the PEP will be limited to one (1) copy to be used on the Buyer’s computers for the purpose of computing performance engineering data. PEP is intended for use on ground only and will not be placed or installed on board the Aircraft.

The license for use of PEP and the revision service shall be provided […***…].  At the expiration of such period, the Buyer shall be entitled to continue to use PEP but the Buyer shall be charged for all revisions in accordance with the terms and conditions of the then current CS Catalog.

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14.14                                                            Future Developments in Technical Data

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller will implement and the Buyer will accept any new technological development applicable to the Technical Data that the Seller in its sole discretion deems to be beneficial and economical for the production and transmission of data and documents. The Seller will provide reasonable notice to the Buyer of such new developments and their application and of the date by which the same will be implemented by the Seller.

UNQUOTE

15.                                                                            SELLER REPRESENTATIVES SERVICES

Clause 15 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

The Seller will provide, or cause to be provided, […***…] to the Buyer, the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1                                                                    Customer Support Representative

15.1.1                                                        The Seller will cause AACS to provide […***…] the services of […***…] to act in an advisory capacity at the Buyer’s main base or at such other locations as the Buyer and Seller may agree (the “Seller Representative”) […***…]. […***…]

.

15.1.2                                                        The Seller will provide to the Buyer an annual written account of the consumed man-months and any remaining balance of man-months from the allowance specified in Clause 15.1.1.  Such account will be deemed final and approved by the Buyer unless the Seller receives a written objection from the Buyer […***…].

15.1.3                                                        If the Buyer requests additional services that exceed the amounts set forth in Clause 15.1.1, the Seller may provide additional service subject to the terms and conditions agreed by the Buyer and the Seller at the time of such request.

15.1.4                                                    If a need for aircraft on ground (“AOG”) technical assistance after the end of the Seller Representative’s assignment referred to in Clause 15.1.1 above, the Buyer shall have non-exclusive access to:

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(a)                            AIRTAC (Airbus Technical AOG Center), which will be available twenty-four (24) hours a day seven (7) days a week;

(b)                           The Seller Representative network closest to the Buyer’s main base. A list of contacts of the Seller Representatives closest to the Buyer’s main base shall be provided to the Buyer.

As a matter of reciprocity, the Buyer agrees that the Seller Representative(s) may provide similar assistance to other airlines during any assignment with the Buyer.

15.1.5                                                     The Seller shall cause similar services to be provided by the representatives of the applicable Propulsion System Manufacturer and by representatives of the Suppliers when necessary and applicable.

15.2                                                                    Customer Support Director

The Seller shall cause AACS to assign the services of one (1) Customer Support Director based in the U.S.A., to liaise between the Seller and the Buyer on product support matters after signature of this Agreement for as long as the Buyer operates at least one (1) Aircraft.

15.3                                                                    Buyer’s Support

15.3.1                                                        From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer will provide, free of charge, suitable office space, office equipment and facilities including telephone, email, internet and facsimile connections for the sole use of the Seller Representative in or conveniently near the Buyer’s maintenance facilities. All related communication costs will be borne by the Seller upon receipt by the Seller of all relevant justifications; however, the Buyer will not impose on the Seller any charges other than the direct cost of such communications.

15.3.2                                                        The Buyer will provide at no charge to the Seller:

(i)      reimbursement for airline tickets […***…], confirmed and guaranteed between the locations mentioned above in Clause 15.1.1 and the international airport nearest Toulouse, France, that is on the Buyer’s network, for the Seller Representative, for travel at the beginning and end of the applicable assignment; and

(ii)                  when said Seller Representative is assigned away from the locations mentioned above in Clause 15.1.1 at the Buyer’s request, reimbursement for transportation […***…] between said locations and the place of assignment.

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15.3.3                                                        The parties will give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and procurement of the documents necessary to live and work there.

15.4                                                                    Temporary Assignment and Withdrawal of Seller Representative

The Seller shall have the right upon written notice to and communication with the Buyer to transfer or recall any Seller Representative on a temporary or permanent basis if, in the Seller’s reasonable opinion, conditions are dangerous to the Seller Representative’s safety or health or prevent the fulfillment of such Seller Representative’s contractual tasks. The man-months during which any Seller Representative is absent from the Buyer’s facility pursuant to this Clause 15 shall not be deducted from the total to which the Buyer is entitled under Clause 15.

15.5                                                                    Absence of an assigned Seller Representative during normal statutory vacation periods will be covered by other seller representatives on the same conditions as those described in Clause 15.1.4, and such services will not be counted against the total allocation provided in Clause 15.1.1 above.

15.6                                                                    Representatives’ Status

In providing the above technical service, the Seller’s employees, including all Seller Representatives and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting, either directly or indirectly, as the Buyer’s employees, contractors or agents.

15.7                                                                    The Seller shall, if requested by Buyer and subject to applicable charges, if any, provide technical advisory assistance and other engineering support services (“Engineering Support Services”) for any Aircraft or SFE. Engineering Support Services, provided from Toulouse, France or at a base designated by the Buyer as appropriate, include but are not limited to:

(a)                               If the Buyer experiences operational problems with an Aircraft, the Seller shall analyze the information provided by the Buyer to determine the probable nature and cause of the problem and to suggest possible solutions.

(b)                              If the Buyer is designing structural repairs and desires the Seller’s support, the Seller shall analyze and comment on the Buyer’s engineering releases relating to structural repairs not covered by the Seller’s structural repair manual.

(c)          If the Buyer requires an Aircraft modification from the Seller’s upgrade services department, the Seller shall analyze the request and, if possible, propose a Service Bulletin designed to meet the needs of the Buyer.

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UNQUOTE

16.                                                                            TRAINING SUPPORT AND SERVICES

Clause 16 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

16.1                                                                    General

This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.2                                                                    Scope

16.2.1                                                        The range and quantity of training to be provided […***…] under this Agreement are covered in Appendix A to this Clause 16. The Seller shall arrange availability of such training support and services in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1.

16.2.2                                                        The contractual training courses, defined in Appendix A to this Clause 16, shall be provided […***…] after Delivery of the last Aircraft.

16.2.3                                                        In the event that the Buyer should use none or only part of the training to be provided pursuant to this Clause, no compensation or credit of any sort shall be provided.

16.3                                                                    Training Organization / Location

16.3.1                                                        The Seller will provide the training at the Airbus Training Center in Miami, Florida (the “Seller’s Training Center”) and/or at an affiliated training center in Blagnac, France. The Seller’s Training Center in Miami, Florida will be the principal location for training provided to the Buyer.  […***…]

16.3.2                                                        If unavailability of facilities or scheduling difficulties makes training by the Seller impractical at the training centers referenced in Clause 16.3.1, the Seller shall ensure that the Buyer is provided the training support described in this Clause 16 at a location other than those named in Clause 16.3.1.

16.3.3                                                        Upon the Buyer’s request the Seller may also provide certain training at a location other than the Seller’s Training Center, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed

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upon. […***…]

16.3.4                                                        If the Buyer requests any Airbus-approved course at a location other than the Seller’s Training Center in accordance with Clause 16.3.3, the Buyer shall ensure that the training facilities are approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to such training facilities to the Seller’s and the Aviation Authority’s representatives for approval thereof.

16.4                                                                    Training Courses

16.4.1                                                     Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer’s personnel, are defined in the applicable training course catalog published by the Seller (the “Training Course Catalog”) and shall be scheduled by Seller during a training conference (the “Training Conference”) that shall be held as soon as practicable after signature of this Agreement and no later than […***…] prior to Delivery of the first Aircraft. The training courses provided under this Clause 16 shall be scheduled to accommodate the delivery schedule set forth in Clause 9 and shall be available to the Buyer […***…].

16.4.2                                                        The following terms shall apply when training is performed by AACS:

(i)                                                                                  Training courses shall be standard Airbus courses as described in the applicable Training Course Catalog valid at the time of execution of the course. AACS shall be responsible for all training course syllabi, training personnel, and training equipment (not to include aircraft) necessary for the organization of the training courses, all of which shall, if applicable, be approved by the Buyer’s Aviation Authority.

(ii)                                                                           The training curricula and the training equipment used for flight crew, cabin crew and maintenance training shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)                                                                       Training data and documentation necessary for training detailed in Appendix A to this Clause 16 shall be free-of-charge and shall not be revised. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such shall be supplied for the sole and express purpose of training.

16.4.3.1                                         The Buyer may, by written request to the Seller delivered at least […***…] prior to the commencement of any training to which such request applies, exchange, subject to the Seller’s consent, the training allowances listed in  Appendix A as follows:

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(i)                        flight operations training courses listed in Article 1 of Appendix A may be exchanged for any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request, or for dry simulator training;

(ii)                    maintenance training courses listed in Article 2 of Appendix A may be exchanged for any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)                if any one of the allowances granted under Appendix A (flight operations or maintenance) has been fully drawn upon, the Buyer will be entitled to exchange flight operations or maintenance training courses, as needed, against the remaining allowance.

The exchange value will be based on the Seller’s “training course exchange matrix” applicable at the time of the request for exchange and provided to the Buyer at such time.

The above provisions will apply only to the extent that the Buyer’s remaining training allowances are sufficient to perform the exchange, provided that to the extent of any deficiency, the Buyer may apply any Goods and Services credits or cash to cover such deficiency.

16.4.3.2                                         If the Buyer decides to cancel fully or partially or reschedule, a training course, a minimum advance notification of at least sixty (60) calendar days prior to the relevant training course start date is required.

16.4.3.3                                            If such notification is received by the Seller or AACS less than sixty (60) but no more than thirty (30) calendar days prior to such training, a cancellation fee corresponding to […***…] shall be, as applicable, either deducted from the training allowance set forth in Appendix A or invoiced at the price corresponding to such training in the Seller’s then-current Training Course Catalog, unless the Seller, using commercially reasonable efforts, is able to substitute another customer’s trainees for the Buyer’s originally scheduled trainees.

16.4.3.4                                         If such notification is received by the Seller less than thirty (30) calendar days prior to such training, a cancellation fee corresponding to […***…] shall be, as applicable, either deducted from the training allowance set forth in Appendix A or invoiced at the price corresponding to such training in the Seller’s then-current Training Course Catalog.

16.4.4                                                     When AACS performs the training courses, AACS shall deliver to the trainees a certificate of completion or recognition (each a “Certificate”) at the end of any such training course, as applicable.  Such Certificate shall not represent authority or qualification by any official Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

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If training is provided by a training provider other than AACS that is selected by the Seller, the Seller shall cause such training provider to deliver a Certificate at the end of any such training course. Such Certificate shall not represent authority or qualification by any official Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

16.5                                                                    Prerequisites and Conditions

16.5.1                                                        Training shall be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience reasonably specified for each course in the CS Catalog.

All training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses.”

The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2.1                                            The Buyer shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees’ proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training services provided.

16.5.2.2                                            The Buyer shall also complete and provide to the Seller the “Airbus Pre-Training Survey” detailing the trainees’ associated background at the time of reservation of the training course and in no event any later than sixty (60) calendar days prior to the start of the training course.  If the Buyer makes a change to the identity of any trainee on the attendance list pursuant to Clause 16.5.2.1 the Buyer shall promptly inform the Seller thereof and no later than five (5) Business Days prior to the start of the training course, send to the Seller an updated Airbus Pre-Training Survey reflecting such change. Except as provided in the foregoing sentence, the notice provisions in Clause 16.4.3.1, 16.4.3.2, 16.4.3.3 and 16.4.3.4 apply for changes.

16.5.3                                                        Upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer’s charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation shall be held during the Training Conference or at such other time requested by the Buyer during the period described in Clause 16.2.2. If the Seller should determine that a trainee lacks the required entry level training, such trainee shall, following consultation with the Buyer, be withdrawn from the program or be directed to an appropriate entry level training program, which shall be at the Buyer’s expense.  Upon such withdrawal, the Seller shall deduct the corresponding allowance from the total allowance for the

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applicable training in accordance with the provisions set forth in Clause 16.4.3.2, 16.4.3.3 and 16.4.3.4.

16.5.4                                                        The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided hereunder.

16.6                                                                    Logistics

16.6.1                                                        Trainees

16.6.1.1                                            When training is done at the Airbus Training Center in Miami, Florida, the Seller shall provide a free-of-charge rental car for all of the Buyer’s trainees for the duration of the training course on the basis of one (1) rental car per four (4) maintenance, operations and cabin attendant trainees and one (1) rental car per each flight crew.  The Seller shall provide rental cars with unlimited mileage, and the Buyer shall pay for gas, and fines, if any. However, the Buyer shall indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer’s trainees occasioned during the course of such transportation.

16.6.1.2                                            When training is done at the Airbus Training Center in Blagnac, France, the Seller shall provide free local transportation by bus for the Buyer’s trainees to and from designated pick up points and the training center.

16.6.1.3                                            […***…]

16.6.1.4                                            The Buyer shall be responsible for any authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses.  Rescheduling or cancellation of training courses due to a Buyer’s trainee’s failure to obtain such authorizations, permits and/or visas shall be subject to the provisions set forth in Clauses 16.4.3.2, 16.4.3.3 and 16.4.3.4. The Seller shall reasonably assist Buyer with such authorizations, permits, and/or visas.

16.6.2                                                        Training at External Location

16.6.2.1.1                                If at the Seller’s request, training is provided by the Seller’s instructors at any location other than the Seller’s training centers, all the expenses, as provided below in Clauses 16.6.2.2, 16.6.2.3, 16.6.2.4 and 16.6.2.5, shall be borne directly by the Seller.

16.6.2.1.2                                If at the Buyer’s request, training is provided by the Seller’s instructors at any location other than the Seller’s training centers, the Buyer shall reimburse the Seller for all the expenses, as provided below in Clauses 16.6.2.2, 16.6.2.3, 16.6.2.4 and 16.6.2.5, related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.2                                            Living Expenses for the Seller’s Instructors

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Living expenses for the Seller’s Instructors, covering the entire period from day of assignment to day of return to the Seller’s base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. Except as provided in 16.6.2.1.1, the Buyer shall reimburse the Seller for such reasonable expenses.

16.6.2.3                                            Except as provided in 16.6.2.1.1, the Buyer shall reimburse the Seller for the transportation costs of the Seller’s instructors […***…], to and from the Buyer’s designated training site and the Seller’s training center.

16.6.2.4                                            Except as provided in 16.6.2.1.1, the Buyer shall reimburse the Seller for the cost of shipping the training material needed to conduct such courses.

16.6.2.5                                            Except in the case of gross negligence or willful misconduct by the Seller, the Buyer shall be solely liable for any and all cancellation or delay in the performance of the training outside of the Seller’s training centers that is associated with the transportation provided under Clause 16.6.2.3 and shall indemnify and hold the Seller harmless from such delay and any consequences arising there from.  Except in the case of gross negligence or willful misconduct by the Seller, the Seller shall not be liable to the Buyer for any delay or cancellation.

16.6.2.6                                            Training Equipment Availability

Training equipment necessary for course performance at any course location other than the Seller’s training centers or the facilities of the training provider selected by the Seller shall be provided by the Buyer in accordance with the Seller’s specifications.

16.7                                                                    Flight Operations Training

16.7.1                                                        Flight Crew Training Course

16.7.1.1                                           The Seller shall perform a flight crew training course program as defined in Appendix A to this Clause 16, for the Buyer’s flight crews.  A flight crew shall consist of […***…] crew members who shall be either captains or first officers. Except for in-flight training, for which the Buyer’s customized Flight Crew Operating Manual shall be used, the training manual used for all flight crew training courses shall be the Seller’s Flight Crew Operating Manual. If the Seller agrees to use the Buyer’s Flight Crew Operating Manual for other flight crew training, the Buyer shall be responsible for obtaining any necessary approvals required by applicable Aviation Authorities and for any costs associated therewith, including time spent by any AACS instructor to achieve such approvals.

16.7.1.2                                            […***…]

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16.7.2              Flight Crew Line Initial Operating Experience

16.7.2.1                                            In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, the Seller shall provide to the Buyer pilot instructor(s) as set forth in Appendix A to this Clause 16. The maximum number of Seller’s pilot instructors present at the Buyer’s site at one time shall be limited to […***…].

16.7.2.2                                            In addition to the number of pilots specified in Paragraph 1.2 of Appendix A attached hereto, the Seller may provide pilot instructors, at the Buyer’s expense, upon conditions to be mutually agreed.

16.7.2.3                                            Prior to any flight training to be performed by the Seller on the Buyer’s Aircraft, the Buyer shall provide to the Seller a copy of the certificate of insurance as specified in Clause 19.4(b).

16.7.2.4                                            If the Buyer and the Seller agree that any Seller pilot instructor will perform any other flight support during the flight crew line initial operating period such as line assistance, demonstration flights, ferry flights or any flights required by the Buyer during the period of entry into service of the Aircraft, such flights will be deducted from the flight crew line initial operating experience allowance set forth in Appendix A.

16.7.2.5                                            The Seller’s pilot instructors will only perform the above flight support services to the extent they are legally qualified to do so.

16.7.3              Training on Aircraft

During all flights performed on–aircraft in connection with training described in this Clause 16.7, the Buyer shall use its delivered Aircraft and shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance required by Clause 19.

The Buyer will assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7.4              Instructor Cabin Attendants’ Familiarization Course

The Seller shall provide cabin attendants training in accordance with Appendix A to this Clause 16. The instructor cabin attendants’ course, when incorporating the features of the Aircraft, shall be given no earlier than […***…] weeks before the scheduled Delivery Date of the first Aircraft.

16.7.5                                                        Performance/Operations Course

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The Seller shall provide performance/operations training for the Buyer’s personnel as specified in Appendix A to this Clause 16.

The available courses are listed in the Seller’s applicable Training Course Catalog.

16.7.6                                                        Airbus Pilot Instructor Course (APIC)

The Seller shall provide transition Airbus Pilot Instructor course(s) (APIC) for the Buyer’s flight crew instructors, as defined in Appendix A to this Clause 16.

This course provides the Buyer’s pilots and/or instructors with the training in both flight-instruction and synthetic-instruction required in order to enable them to instruct on Airbus aircraft.

16.8                                                                    Maintenance Training

The Seller shall provide maintenance training for the Buyer’s ground personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the applicable Training Course Catalog.

16.8.1              Line Maintenance Initial Operating Experience Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller shall provide to the Buyer maintenance instructor(s) at the Buyer’s base as defined in Appendix A to this Clause 16. The maximum number of instructors to be assigned to Buyer’s base at one time shall be […***…].

16.8.1.1                                            This line maintenance initial operating experience training shall cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of Technical Data and/or any other activities which may be deemed necessary after delivery of the first Aircraft.

16.8.1.2                                            The Buyer shall reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyer’s expense.

16.9                                                                    Supplier and Engine Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer a list of the courses provided by major Suppliers and the Propulsion System Manufacturer selected by the Buyer relating to their products.

16.10               Proprietary Rights

The Seller’s training data and documentation and other training aids are proprietary to Seller and/or its Affiliates and the Buyer agrees not to disclose the content of any

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courseware, documentation or other information relating thereto, in whole or in part, to any third party without the prior written consent of the Seller.

16.11                                                            Advanced Computer Based Training

[…***…]

16.12                                                            Transferability

The Buyer’s rights under this Clause 16 will not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise without the Seller’s prior written consent thereto […***…].  Any unauthorized assignment, sale, transfer or other alienation of the Buyer’s rights in violation of this Clause 16.12 will immediately be void and of no effect.

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APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCES

1.                                                                                    FLIGHT OPERATIONS TRAINING

1.1                                                                          Flight Crew Training

[…***…]

1.2                                                                            Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

[…***…]

1.3                                                                            Low Visibility Operations Training

[…***…]

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1.4                                                                            Flight Crew Line Initial Operating Experience

[…***…]

1.5                   Instructor Cabin Attendants’ Familiarization Course

[…***…]

1.6                   Performance/Operations Course(s)

[…***…]

1.7                   Airbus Pilot Instructor Course (APIC)

[…***…]

2.                     MAINTENANCE TRAINING

2.1                                                                            Maintenance Training Courses

[…***…]

2.2                                                                          Line Maintenance Initial Operating Experience Training

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[…***…]

2.3                                                                          Trainee Days Accounting

[…***…]

UNQUOTE

17.                   RESERVED

18.                   BUYER FURNISHED EQUIPMENT

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Clause 18.1.4 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

18.1.4                                                        Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Definition, the Seller will organize meetings between the Buyer and BFE Suppliers. Such meetings will be scheduled by the Seller in consultation with the Buyer and the BFE Supplier and the Seller shall use reasonable efforts to schedule such meetings at times and in locations that are acceptable to the Buyer, provided this does not impact adherence to the Customization Milestones Chart and/or the required on-dock dates of BFE. The Buyer hereby agrees to participate in such meetings, and to provide adequate technical and engineering expertise as may be reasonably requested by the Seller or the applicable BFE Supplier to reach decisions within the defined timeframe.

[…***…]

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UNQUOTE

Clause 18 of the Agreement is supplemented by the following quoted provisions:

QUOTE

18.5.6                                                        Subject to applicable law, and the consent of the applicable BFE manufacturer, BFE not installed in the Aircraft shall be returned to the Buyer in accordance with the Buyer’s instructions and at the Buyer’s expense in as good condition as when delivered by the Buyer to the Seller, reasonable wear and tear excepted.

[…***…]

UNQUOTE

19.                   INDEMNITIES AND INSURANCE

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Clause 19.1(b) of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

(b)                                                                              claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to […***…]

[…***…]  the flights during the Technical Acceptance Process.

UNQUOTE

20.                                                                            ASSIGNMENTS AND TRANSFERS

Clause 20.1 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

20.1                                                                    Assignments

Except as hereinafter provided, neither party may sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other […***…]

20.1.1                                                        […***…]

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[…***…]

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20.1.4                                                        Appointment of Agent – Warranty Claims

If, following Delivery of an Aircraft, Buyer appoints a qualified agent to act directly with the Seller for the administration of claims relating to warranties, Seller shall deal with such agent for that purpose, effective upon the Seller’s receipt of the agent’s written agreement, in form and substance reasonably satisfactory to the Seller, and provided that such appointment does not, in the Seller’s reasonable judgment, materially adversely affect either the Seller’s rights hereunder, or the Seller’s competitive interests.

20.1.5                                                        No Increase in Liability

No action taken by either party relating to the resale or lease of an Aircraft or the assignment of that party’s rights under this Agreement with respect to such Aircraft shall subject the other party to any liability beyond that in this Agreement or modify in any way the other party’s obligations under this Agreement.

UNQUOTE

Clause 20.4 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

20.4                                                                    Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring […***…] having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing.  The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs shall be binding upon the Buyer.

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UNQUOTE

21.                   TERMINATION

Clause 21 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

21.1                 Termination Events

21.1.1                                                        […***…]

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[…***…]

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[…***…]

21.2                                                                    Remedies In Event of Termination

21.2.1                                                        […***…]

21.2.2                                                        […***…]

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[…***…]

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21.2.4                                                        The parties to this Agreement are commercially sophisticated parties represented by competent counsel, and the parties expressly agree and declare as follows:

[…***…]

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21.3                                                                    Definitions

For purposes of this Clause 21, the terms “Affected Aircraft”, “Applicable Date” and “Escalated Price” are defined as follows:

(i)                                                                                  “Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21.2.1(iv),

(ii)                                                                              “Applicable Date” – for any Affected Aircraft the date of the Buyer Termination Event specified in the Seller’s notice and demand for payment of liquidated damages delivered under Clause 21.2.3(B).

(iii)                                                                          “Escalated Price” - […***…]

21.4.                                                                Notice of Termination Event

Promptly upon becoming aware of the occurrence of a […***…] Termination Event by the Buyer, the Buyer shall notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller shall not prejudice the Seller’s rights or remedies hereunder. Promptly upon becoming aware of the occurrence of a […***…] Termination Event by the Seller, the Seller shall notify the Buyer of such occurrence in writing, provided, that any failure by the Seller to notify the Buyer shall not prejudice the Buyer’s rights or remedies hereunder.

21.5                                                                    Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer shall furnish or cause to be furnished to the Seller the following; provided that Buyer shall not be required to furnish or cause to be furnished to the Seller any documents that are publicly available without charge:

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(a)                                                                               Annual Financial Statements.  As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by Holdings containing consolidated information relating to the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by Holdings for such a fiscal year, the consolidated balance sheet of Holdings and its Subsidiaries (including the Buyer), as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of Holdings and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by Holdings, whose opinion shall not be qualified as to the scope of audit or as to the status of Holdings as a going concern, and (ii) a certificate of such accounting firm stating that  its  audit of the business of the Holdings and its Subsidiaries (including the Buyer) was conducted in accordance with generally accepted auditing standards.

(b)                                                                              Quarterly Financial Statements.  As soon as available and in any event no later than the date that Holdings furnishes such quarterly statements to the SEC or successor thereto, a copy of the SEC Form 10-Q filed by Holdings with the SEC for such quarterly period, or, if no such Form 10-Q was filed by Holdings with respect to any such quarterly period, the consolidated balance sheet of Holdings and its Subsidiaries (including the Buyer), as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the  elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which shall be certified by an Authorized Officer of Holdings, subject to changes resulting from audit and normal year-end audit adjustments.

(c)                                                                               Debt Rescheduling.  (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(d)                                                                             Acceleration of other indebtedness.  Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of a Buyer Party thereof (“Other Indebtedness”) has demanded prepayment, given notice or exercised its right to a remedy having the effect of

HAL – A321	LA4-70
HAL A321 PA - LA4 Miscellaneous
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acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

(e)                    Other Information.  Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by Holdings or any of its Subsidiaries (including the Buyer), and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 21, (x) an “Authorized Officer” of the Buyer shall mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” shall mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

[…***…]

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UNQUOTE

22.                   MISCELLANEOUS PROVISIONS

Clause 22.9 of the Agreement is cancelled and replaced by the following quoted provision:

QUOTE

22.9                 Waiver of Consequential Damages

[…***…] in no circumstances shall either party claim or receive incidental or consequential damages under this Agreement.

UNQUOTE

23.                  SCHEDULE 1 TO THE AGREEMENT

Appendix 1 to this Letter Agreement is added to the Agreement as Schedule 1.

24.                  ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed

Hawaiian Airlines, Inc.

By: /s/ Hoyt H. Zia

Its: Sr. Vice President, General Counsel & Corporate Secretary

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APPENDIX 1

[…***…]

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 5

As of March 18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

HAL – A320 Family	LA5-1
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1.                                    […***…]

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2.                                    ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, except as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

HAL – A320 Family	LA5-3
[…***…]
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed,

Hawaiian Airlines, Inc.

By: /s/ Hoyt H. Zia

Its:  Sr. Vice President, General Counsel & Corporate Secretary

HAL – A320 Family	LA5-4
[…***…]
*** Confidential Treatment Requested

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 6

As of March 18, 2013

Hawaiian Airlines, Inc.

RE:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.                                    […***…]

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[…***…]

*** Confidential Treatment Requested	LA6-2

[…***…]

*** Confidential Treatment Requested	LA6-3

[…***…]

*** Confidential Treatment Requested	LA6-4

2.                                    ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

3.                                    CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

4.                                    COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*** Confidential Treatment Requested	LA6-5

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed

HAWAIIAN AIRLINES, INC

By: /s/ Hoyt H. Zia

Its:  Sr. Vice President, General Counsel & Corporate Secretary

*** Confidential Treatment Requested	LA6-6

Annex A

[…***…]

*** Confidential Treatment Requested	LA6-7

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 7

As of March 18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Dear Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No.7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement or in Letter Agreement No. 3 to the Agreement, as applicable. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

HAL – A320 Family	LA7-1
HAL A321 PA - LA7 […***…]
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[…***…]

HAL – A320 Family	LA7-2
HAL A321 PA - LA7 […***…]
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[…***…]

HAL – A320 Family	LA7-3
HAL A321 PA - LA7 […***…]
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[…***…]

HAL – A320 Family	LA7-4
HAL A321 PA - LA7 […***…]
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[…***…]

HAL – A320 Family	LA7-5
HAL A321 PA - LA7 […***…]
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6.                                    ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of the Seller, or as

HAL – A320 Family	LA7-6
HAL A321 PA - LA7 […***…]
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may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph shall be void and of no force or effect.

HAL – A320 Family	LA7-7
HAL A321 PA - LA7 […***…]
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed

Hawaiian Airlines, Inc.

By: /s/ Hoyt H. Zia

Its: Sr. Vice President, General Counsel & Corporate Secretary

HAL – A320 Family	LA7-8
HAL A321 PA - LA7 […***…]
*** Confidential Treatment Requested

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 8

As of March 18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

HAL – A320 Family	LA8-1
[…***…]
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[…***…]

HAL – A320 Family	LA8-2
[…***…]
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[…***…]

HAL – A320 Family	LA8-3
[…***…]
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[…***…]

HAL – A320 Family	LA8-4
[…***…]
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[…***…]

HAL – A320 Family	LA8-5
[…***…]
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[…***…]

HAL – A320 Family	LA8-6
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12.                            Assignment

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

HAL – A320 Family	LA8-7
[…***…]
*** Confidential Treatment Requested

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed

Hawaiian Airlines, Inc.

By: /s/ Hoyt H. Zia

Its: Sr. Vice President, General Counsel & Corporate Secretary

HAL – A320 Family	LA8-8
[…***…]
*** Confidential Treatment Requested

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 9A

As of March18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9A (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

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1                                        AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A321 NEO Aircraft as described in the Standard Specification Reference […***…] as amended by Specification Change Notices (“SCN”) defined in Paragraph 1.1 below and the Customer Changes and Operator’s Items provided for in Appendix A, without taking into account any further changes thereto as provided in the Agreement, and hereinafter referred to as the “Specification”.

1.1                            SCN

– New Engine Option (NEO)

– Installation of CFM International LEAP-1A33 engines

– The following design weights:
– Maximum Take-Off Weight (MTOW)	: […***…]
– Maximum Landing Weight (MLW)	: […***…]
– Maximum Zero Fuel Weight (MZFW)	: […***…]

– […***…]

2                                        GUARANTEED PERFORMANCE

2.1                            Take-Off

2.1.1                Take-Off Field Length

FAR take-off field length at an Aircraft gross weight of […***…] at the start of ground run at sea level pressure altitude in ISA+15°C conditions shall be not more than a guaranteed value of […***…]

2.1.2                Take-Off Weight

When operated under the conditions defined below (representative of […***…]):

Pressure altitude	: […***…]
Ambient temperature	: […***…]
Take-Off Run Available (TORA)	: […***…]
Take-Off Distance Available (TODA)	: […***…]
Accelerate-Stop Distance Available (ASDA)	: […***…]
Line-up distance TORA / TODA / ASDA	: […***…]
Slope	: […***…]
Wind	: […***…]
Runway condition	: […***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

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Obstacles (height / distance from end of TORA)	: […***…]
: […***…]

the permissible take-off weight at the start of ground run shall be not less than a guaranteed value of […***…]

2.1.3                Take-Off Weight

When operated under the conditions defined below (representative of […***…]):

Pressure altitude	: […***…]
Ambient temperature	: […***…]
Take-Off Run Available (TORA)	: […***…]
Take-Off Distance Available (TODA)	: […***…]
Accelerate-Stop Distance Available (ASDA)	: […***…]
Line-up distance TORA / TODA / ASDA	: […***…]
Slope	: […***…]
Wind	: […***…]
Runway condition	: […***…]
Obstacles (height / distance from end of TORA)	: […***…]

the permissible take-off weight at the start of ground run shall be not less than a guaranteed value of:

[…***…]

2.1.4                Take-Off Weight

When operated under the conditions defined below (representative of […***…]):

Pressure altitude	: […***…]
Ambient temperature	: […***…]
Take-Off Run Available (TORA)	: […***…]
Take-Off Distance Available (TODA)	: […***…]
Accelerate-Stop Distance Available (ASDA)	: […***…]
Line-up distance TORA / TODA / ASDA	: […***…]
Slope	: […***…]
Wind	: […***…]
Runway condition	: […***…]
Obstacles (height / distance from end of TORA)	: […***…]
: […***…]
: […***…]
: […***…]
: […***…]

the permissible take-off weight at the start of ground run shall be not less than a guaranteed value of […***…].

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

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2.1.5                Take-Off Weight

When operated under the conditions defined below (representative of […***…]):

Pressure altitude	: […***…]
Ambient temperature	: […***…]
Take-Off Run Available (TORA)	: […***…]
Take-Off Distance Available (TODA)	: […***…]
Accelerate-Stop Distance Available (ASDA)	: […***…]
Line-up distance TORA / TODA / ASDA	: […***…]
Slope	: […***…]
Wind	: […***…]
Runway condition	: […***…]
Obstacles (height / distance from end of TORA)	: […***…]
: […***…]

the permissible take-off weight at the start of ground run shall be not less than a guaranteed value of:

[…***…]

2.2                            Landing Field Length

2.2.1                FAR certified dry landing field length at an Aircraft gross weight of […***…] at sea level pressure altitude shall be not more than a guaranteed value of […***…].

2.2.2                FAR certified wet landing field length at an Aircraft gross weight of […***…] at sea level pressure altitude shall be not more than a guaranteed value of […***…].

2.3                            Cruise Speed

Level flight speed at an Aircraft gross weight of […***…] at a pressure altitude of […***…] in ISA conditions using thrust not exceeding maximum cruise thrust shall be not less than a guaranteed True Mach number of […***…].

2.4                            Range

Range starting at an initial cruise weight of […***…] and consuming […***…] of fuel during cruise while flying at a pressure altitude of […***…] in ISA conditions at a True Mach number of […***…] using thrust not exceeding maximum cruise thrust shall be not less than a guaranteed value of […***…].

For information: The corresponding nominal Range with […***…] fuel burn deterioration is equal to […***…]. The corresponding nominal Range with […***…] fuel mark-up and […***…] fuel burn deterioration is equal to […***…].

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

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2.5                            Specific Range

The Specific Range at a cruise weight of […***…] at a pressure altitude of […***…] in ISA conditions at a True Mach number of […***…] using thrust not exceeding maximum cruise thrust shall be not less than a guaranteed value of […***…].

For information: The corresponding nominal Specific Range with […***…] fuel burn deterioration is equal to […***…]. The corresponding nominal Specific Range with […***…] fuel mark-up and […***…] fuel burn deterioration is equal to […***…].

3                                        […***…]

3.1                            […***…]

The Aircraft shall be capable of carrying a […***…] of not less than […***…]
over a still air stage distance of […***…] (assumed representative of […***…]
with a 23 kt tailwind) when operated under the conditions defined below:

3.1.1                The departure airport conditions are as defined in Paragraph 2.1.3 above.

The destination airport conditions are such as to allow the required […***…].

Pressure altitude is […***…].

3.1.2                […***…]

HAL - A320 Family

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3.2                            […***…]

3.2.1                When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 23 kt tailwind) and when operated under the conditions defined in Paragraph 3.1 above the block […***…] shall be not more than a guaranteed value of […***…].

3.2.2                When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 23 kt tailwind) and when operated under the conditions defined in Paragraph 3.1 above the block […***…] shall be not more than a guaranteed value of […***…]. Such a guarantee assumes that the required […***…] is permissible and is based on a fixed estimated Operating Weight Empty of […***…].

3.3                            […***…]

The Aircraft shall be capable of carrying a […***…] of not less than […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 68 kt headwind) when operated under the conditions defined below:

3.3.1                The departure airport conditions are as defined in Paragraph 2.1.4 above.

The destination airport conditions are such as to allow the required […***…]. Pressure altitude is […***…].

3.3.2                […***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

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3.4                            […***…]

3.4.1                When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 68 kt headwind) and when operated under the conditions defined in Paragraph 3.3 above the block […***…] shall be not more than a guaranteed value of […***…].

3.4.2                When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 68 kt headwind) and

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

when operated under the conditions defined in Paragraph 3.3 above the block […***…] shall be not more than a guaranteed value of […***…]. Such a guarantee assumes that the required […***…] is permissible and is based on a fixed estimated Operating Weight Empty of […***…].

3.5                            […***…]

The Aircraft shall be capable of carrying a […***…] of not less than […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 67 kt headwind) when operated under the conditions defined below:

3.5.1                The departure airport conditions are such as to allow […***…]. Pressure altitude is […***…].

The destination airport conditions are such as to allow […***…]. Pressure altitude is […***…].

[…***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

3.6                            […***…]

When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 67 kt headwind) when operated under the conditions defined in Paragraph 3.5 above the block […***…] shall be not more than a guaranteed value of […***…].

3.7                            […***…]

The Aircraft shall be capable of carrying a […***…] of not less than […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 23 kt tailwind) when operated under the conditions defined below:

3.7.1                The departure airport conditions are as defined in Paragraph 2.1.5 above.

The destination airport conditions are such as to allow […***…]. Pressure altitude is […***…].

[…***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

3.8                            Operating Weight Empty

The […***…] defined in Paragraphs 3.1 to 3.7 inclusive above (except as otherwise specified in Paragraphs 3.2.2 and 3.4.2) are based on an Operating Weight Empty defined as the sum of:

[…***…]

4                                        […***…]

The Seller guarantees that the […***…] of the Aircraft as defined in Paragraph 1 above shall be not more than a guaranteed value of […***…].

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

This is the […***…] as defined in Section 13-10 of the Specification and which will be derived from the […***…] as defined in Paragraph 7 below.

5                                        NOISE GUARANTEES

5.1                            Exterior Noise

5.1.1                Noise Certification

The A321neo powered by LEAP-1A33 engines at a MTOW of […***…] and a MLW of […***…] shall meet the noise levels limits as defined in Chapter 4 of ICAO Annex 16, Volume I, with a cumulative margin of […***…].

Noise data shall be obtained and evaluated in accordance with the requirements of Chapter 4 of ICAO Annex 16, Volume I.

5.2                            Interior Noise

5.2.1                Interior Noise in Flight

5.2.1.1    Cockpit

At a pressure altitude of […***…] and a true Mach number of […***…] in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

[…***…]

Noise levels shall be measured at the […***…]

.

5.2.1.2 Cabin

At a pressure altitude of […***…] and a true Mach number of […***…] in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

[…***…]

Noise levels shall be measured […***…].

5.3                            APU Noise

[…***…]

6                                        GUARANTEE CONDITIONS

6.1                            The Guarantees are applicable at Delivery of the Aircraft.

6.2                            The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

[…***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

7                                  GUARANTEE COMPLIANCE

[…***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

8                                        ADJUSTMENT OF GUARANTEES

8.1                            In the event of any change to any law, governmental regulation or requirement or interpretation thereof (the “Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

8.2                            The Guarantees apply to the Aircraft as described in Paragraph 1 above and may be adjusted in the event of any further configuration change to the Specification which is the subject of a SCN.

9                                        EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

[…***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

[…***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

12                                ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

13                                NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Letter Agreement has been the subject of discussions and negotiation by the parties and that the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement.

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed,

Hawaiian Airlines, Inc.

By: /s/ Hoyt H. Zia

Its: Sr. Vice President, General Counsel & Corporate Secretary

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

Appendix A to Letter Agreement No. 9A

[…***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

[…***…]

HAL - A320 Family

HAL A321 PA – LA 9A […***…]

*** Confidential Treatment Requested

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 9B

As of March18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9B (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

1                                        AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A321 NEO Aircraft as described in the Standard Specification Reference […***…] as amended by Specification Change Notices (“SCN”) defined in Paragraph 1.1 below and the Customer Changes and Operator’s Items provided for in Appendix A, without taking into account any further changes thereto as provided in the Agreement, and hereinafter referred to as the “Specification”.

1.1                            SCN

– New Engine Option (NEO)

– Installation of Pratt & Whitney PW1133G-JM engines

– The following design weights:
– Maximum Take-Off Weight (MTOW)	: […***…]
– Maximum Landing Weight (MLW)	: […***…]
– Maximum Zero Fuel Weight (MZFW)	: […***…]

– […***…]

2                                        GUARANTEED PERFORMANCE

2.1                            Take-Off

2.1.1                Take-Off Field Length

FAR take-off field length at an Aircraft gross weight of […***…] at the start of ground run at sea level pressure altitude in ISA+15°C conditions shall be not more than a guaranteed value of […***…].

2.1.2                Take-Off Weight

When operated under the conditions defined below (representative of […***…]):

Pressure altitude	: […***…]
Ambient temperature	: […***…]
Take-Off Run Available (TORA)	: […***…]
Take-Off Distance Available (TODA)	: […***…]
Accelerate-Stop Distance Available (ASDA)	: […***…]
Line-up distance TORA / TODA / ASDA	: […***…]
Slope	: […***…]
Wind	: […***…]
Runway condition	: […***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

Obstacles (height / distance from end of TORA)	: […***…]
: […***…]

the permissible take-off weight at the start of ground run shall be not less than a guaranteed value of […***…].

2.1.3                Take-Off Weight

When operated under the conditions defined below (representative of […***…]):

Pressure altitude	: […***…]
Ambient temperature	: […***…]
Take-Off Run Available (TORA)	: […***…]
Take-Off Distance Available (TODA)	: […***…]
Accelerate-Stop Distance Available (ASDA)	: […***…]
Line-up distance TORA / TODA / ASDA	: […***…]
Slope	: […***…]
Wind	: […***…]
Runway condition	: […***…]
Obstacles (height / distance from end of TORA)	: […***…]

the permissible take-off weight at the start of ground run shall be not less than a guaranteed value of:

[…***…]

2.1.4                Take-Off Weight

When operated under the conditions defined below (representative of […***…]):

Pressure altitude	: […***…]
Ambient temperature	: […***…]
Take-Off Run Available (TORA)	: […***…]
Take-Off Distance Available (TODA)	: […***…]
Accelerate-Stop Distance Available (ASDA)	: […***…]
Line-up distance TORA / TODA / ASDA	: […***…]
Slope	: […***…]
Wind	: […***…]
Runway condition	: […***…]
Obstacles (height / distance from end of TORA)	: […***…]
: […***…]
: […***…]
: […***…]
: […***…]

the permissible take-off weight at the start of ground run shall be not less than a guaranteed value of […***…].

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

2.1.5                Take-Off Weight

When operated under the conditions defined below (representative of […***…]):

Pressure altitude	: […***…]
Ambient temperature	: […***…]
Take-Off Run Available (TORA)	: […***…]
Take-Off Distance Available (TODA)	: […***…]
Accelerate-Stop Distance Available (ASDA)	: […***…]
Line-up distance TORA / TODA / ASDA	: […***…]
Slope	: […***…]
Wind	: […***…]
Runway condition	: […***…]
Obstacles (height / distance from end of TORA)	: […***…]
: […***…]

the permissible take-off weight at the start of ground run shall be not less than a guaranteed value of:

[…***…]

2.2                            Landing Field Length

2.2.1                FAR certified dry landing field length at an Aircraft gross weight of […***…] at sea level pressure altitude shall be not more than a guaranteed value of […***…].

2.2.2                FAR certified wet landing field length at an Aircraft gross weight of […***…] at sea level pressure altitude shall be not more than a guaranteed value of […***…]

2.3                            Cruise Speed

Level flight speed at an Aircraft gross weight of […***…] at a pressure altitude of […***…] in ISA conditions using thrust not exceeding maximum cruise thrust shall be not less than a guaranteed True Mach number of […***…].

2.4                            Range

Range starting at an initial cruise weight of […***…] and consuming […***…] of fuel during cruise while flying at a pressure altitude of […***…] in ISA conditions at a True Mach number of […***…] using thrust not exceeding maximum cruise thrust shall be not less than a guaranteed value of […***…].

For information: The corresponding nominal Range with […***…] fuel burn deterioration is equal to […***…]. The corresponding nominal Range with […***…] fuel mark-up and […***…] fuel burn deterioration is equal to […***…].

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

2.5                            Specific Range

The Specific Range at a cruise weight of […***…] at a pressure altitude of […***…] in ISA conditions at a True Mach number of […***…] using thrust not exceeding maximum cruise thrust shall be not less than a guaranteed value of […***…].

For information: The corresponding nominal Specific Range with […***…] fuel burn deterioration is equal to […***…]. The corresponding nominal Specific Range with […***…] fuel mark-up and […***…] fuel burn deterioration is equal to […***…].

3                                        […***…]

3.1                            […***…]

The Aircraft shall be capable of carrying a […***…] of not less than […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 23 kt tailwind) when operated under the conditions defined below:

3.1.1                The departure airport conditions are as defined in Paragraph 2.1.3 above.

The destination airport conditions are such as to allow the required […***…]. Pressure altitude is […***…].

3.1.2                […***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

3.2                            […***…]

3.2.1     When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 23 kt tailwind) and when operated under the conditions defined in Paragraph 3.1 above the block […***…] shall be not more than a guaranteed value of […***…].

3.2.2     When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 23 kt tailwind) and when operated under the conditions defined in Paragraph 3.1 above the block […***…] shall be not more than a guaranteed value of […***…]. Such a guarantee assumes that the required […***…] is permissible and is based on a fixed estimated Operating Weight Empty of […***…].

3.3                            […***…]

The Aircraft shall be capable of carrying a […***…] of not less than […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 68 kt headwind) when operated under the conditions defined below:

3.3.1                The departure airport conditions are as defined in Paragraph 2.1.4 above.

The destination airport conditions are such as to allow the required […***…]. Pressure altitude is […***…].

3.3.2                […***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

3.4                                 […***…]

3.4.1     When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 68 kt headwind) and when operated under the conditions defined in Paragraph 3.3 above the block […***…] shall be not more than a guaranteed value of […***…].

3.4.2     When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 68 kt headwind) and

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

when operated under the conditions defined in Paragraph 3.3 above the block […***…] shall be not more than a guaranteed value of […***…]. Such a guarantee assumes that the required […***…] is permissible and is based on a fixed estimated Operating Weight Empty of […***…].

3.5                            […***…]

The Aircraft shall be capable of carrying a […***…] of not less than […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 67 kt headwind) when operated under the conditions defined below:

3.5.1                The departure airport conditions are such as to allow the […***…]. Pressure altitude is […***…].

The destination airport conditions are such as to allow the […***…]. Pressure altitude is […***…].

[…***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

3.6                            […***…]

When carrying a […***…] of […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 67 kt headwind) when operated under the conditions defined in Paragraph 3.5 above the block […***…] shall be not more than a guaranteed value of […***…].

3.7                            […***…]

The Aircraft shall be capable of carrying a […***…] of not less than […***…] over a still air stage distance of […***…] (assumed representative of […***…] with a 23 kt tailwind) when operated under the conditions defined below:

3.7.1                The departure airport conditions are as defined in Paragraph 2.1.5 above.

The destination airport conditions are such as to allow […***…]. Pressure altitude is […***…].

[…***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

3.8       Operating Weight Empty

The […***…] defined in Paragraphs 3.1 to 3.7 inclusive above (except as otherwise specified in Paragraphs 3.2.2 and 3.4.2) are based on an Operating Weight Empty defined as the sum of:

[…***…]

4          […***…]

The Seller guarantees that the […***…] of the Aircraft as defined in Paragraph 1 above shall be not more than a guaranteed value of […***…].

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

This is the […***…] as defined in Section 13-10 of the Specification and which will be derived from the […***…] as defined in Paragraph 7 below.

5                                        NOISE GUARANTEES

5.1                            Exterior Noise

5.1.1                Noise Certification

The A321neo powered by PW 1133G-JM engines at a MTOW of […***…] and a MLW of […***…] shall meet the noise levels limits as defined in Chapter 4 of ICAO Annex 16, Volume I, with a cumulative margin of […***…].

Noise data shall be obtained and evaluated in accordance with the requirements of Chapter 4 of ICAO Annex 16, Volume I.

5.2                            Interior Noise

5.2.1                Interior Noise in Flight

5.2.1.1    Cockpit

At a pressure altitude of […***…] and a true Mach number of […***…] in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

[…***…]

Noise levels shall be measured at the […***…].

5.2.1.2 Cabin

At a pressure altitude of […***…] and a true Mach number of […***…] in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

[…***…]

Noise levels shall be measured […***…].

5.3                            APU Noise

[…***…]

6                                        GUARANTEE CONDITIONS

6.1                            The Guarantees are applicable at Delivery of the Aircraft.

6.2                            The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

[…***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

7                                        GUARANTEE COMPLIANCE

[…***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

8                                        ADJUSTMENT OF GUARANTEES

8.1                            In the event of any change to any law, governmental regulation or requirement or interpretation thereof (the “Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

8.2                            The Guarantees apply to the Aircraft as described in Paragraph 1 above and may be adjusted in the event of any further configuration change to the Specification which is the subject of a SCN.

9                                        EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

[…***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

[…***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

12                                ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

13                                NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Letter Agreement has been the subject of discussions and negotiation by the parties and that the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement.

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

		By:	/s/ Patrick de Castelbajac

		Its:	Vice President Contracts

Accepted and Agreed,

Hawaiian Airlines, Inc.

By:	/s/ Hoyt H. Zia

Its:	Sr. Vice President, General Counsel & Corporate Secretary

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

Appendix A to Letter Agreement No. 9B

[…***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

[…***…]

HAL - A320 Family
HAL A321 PA – LA 9B […***…]
*** Confidential Treatment Requested

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 10

As of March 18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

HAL – A320 Family	LA10-1
HAL A321 PA - LA10 […***…]
*** Confidential Treatment Requested

1.                                    DEFINITIONS

[…***…]

HAL – A320 Family	LA10-2
HAL A321 PA - LA10 […***…]
*** Confidential Treatment Requested

[…***…]

HAL – A320 Family	LA10-3
HAL A321 PA - LA10 […***…]
*** Confidential Treatment Requested

[…***…]

HAL – A320 Family	LA10-4
HAL A321 PA - LA10 […***…]
*** Confidential Treatment Requested

[…***…]

HAL – A320 Family	LA10-5
HAL A321 PA - LA10 […***…]
*** Confidential Treatment Requested

7.                                    ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph shall be void and of no force or effect.

HAL – A320 Family	LA10-6
HAL A321 PA - LA10 […***…]
*** Confidential Treatment Requested

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

		By:	/s/ Patrick de Castelbajac

		Its:	Vice President Contracts

Accepted and Agreed

Hawaiian Airlines, Inc.

By:	/s/ Hoyt H. Zia

Its:	Sr. Vice President, General Counsel & Corporate Secretary

HAL – A320 Family	LA10-7
HAL A321 PA - LA10 […***…]
*** Confidential Treatment Requested

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 11

As of March 18, 2013

Hawaiian Airlines, Inc.

Re:  […***…]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*** Confidential Treatment Requested

1                                        […***…]

*** Confidential Treatment Requested

2.                                    ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

*** Confidential Treatment Requested

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed,

Hawaiian Airlines, Inc.

By: /s/ Hoyt H. Zia

Its: Sr. Vice President, General Counsel & Corporate Secretary

*** Confidential Treatment Requested

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

[…***…] LETTER AGREEMENT

As of March 18, 2013

Hawaiian Airlines, Inc.

3375 Koapaka Street

Honolulu, Hawaii  96819

Re: […***…]

Ladies and Gentlemen:

Hawaiian Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into a purchase agreement of even date herewith (the “Purchase Agreement”) which covers the firm order by the Buyer of sixteen (16) A321 NEO aircraft.  […***…]

[…***…]

Capitalized terms used herein and not otherwise defined in this […***…] Letter Agreement shall have the meanings assigned thereto in the Purchase Agreement.  Without prejudice to the generality of the foregoing sentence, and for ease of reference, […***…].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this […***…] Letter Agreement.

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

[…***…]

*** Confidential Treatment Requested

3. Termination

The commitments of the Seller set forth herein are subject to the non-occurrence of any of the events described in this paragraph 3. If any event described in paragraph 3(a) occurs, this […***…] Letter Agreement and the commitments of the Seller hereunder shall automatically terminate without notice of any kind, without any liability whatever on the part of the Seller and without prejudice to any other rights or remedies that may be exercised by the Seller. If any other event described in paragraph 3 occurs, the Seller shall be entitled at any time upon notice to Buyer to terminate this […***…] Letter Agreement and its commitments hereunder without any liability whatever on the part of the Seller:

[…***…]

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5. Miscellaneous Provisions

(a)                               Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or by facsimile to the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered or delivered by commercial courier, certified air mail, or if such notice or request is given by facsimile, the date upon which sent, shall be deemed to be the effective date of such notice or request.

Seller shall be addressed at:

1, rond-point Maurice Bellonte

31700 BLAGNAC, FRANCE

Attention:	Director - Contracts
Telephone:	011 33 5 61 30 40 12
Fax:	011 33 5 61 30 40 11

and Buyer shall be addressed at:

Hawaiian Airlines, Inc.

3375 Koapaka Street, Suite G-350

Honolulu, HI  96819

USA

Attention:	Executive Vice President and Chief Financial Officer
Attention:	Executive Vice President and General Counsel
Telephone:	1 (808) 835-3700
Fax:	1 (808) 835-3695

or to such other address or to such other person as the party receiving the notice or request may designate and notify the other party from time to time.

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(b)                              Waiver

The failure of one party to enforce at any time any of the provisions of this […***…] Letter Agreement, or to exercise any right herein provided, or to require at any time performance by any other party of any of the provisions hereof, will in no way be construed to be a present or future waiver by the other party of such provisions nor in any way to affect the validity of this […***…] Letter Agreement or any part hereof or the right of such party thereafter to enforce each and every provision. The express waiver by a party hereto of any provision, condition or requirement of this […***…] Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

(c)                               Interpretation and Law

THIS […***…] LETTER AGREEMENT […***…] WILL BE GOVERNED BY AND CONSTRUED, AND THE PERFORMANCE THEREOF WILL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT APPLICATION OF ANY CONFLICT OF LAWS PROVISIONS THAT COULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

The Buyer and the Seller (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York, New York County, and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this […***…] Letter Agreement, the subject matter hereof or any of the transactions contemplated hereby, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that any suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this […***…] Letter Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

(d)                             Severability

In the event that any provision of this […***…] Letter Agreement should for any reason be held to be without effect, the remainder of this […***…] Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this […***…] Letter Agreement prohibited or unenforceable in any respect.

(e)                               Alterations to Contract

This […***…] Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding,

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commitments or representations whatsoever, oral or written. This […***…] Letter Agreement may not be varied except by an instrument in writing of even date herewith or subsequent hereto made by both parties.

(f)                                Language

All correspondence, documents and any other written matters in connection with this […***…] Letter Agreement shall be in English.

(g)                              Headings

All headings in this […***…] Letter Agreement are for convenience of reference only and do not constitute a part of this […***…] Letter Agreement.

(h)                              Counterparts

This […***…] Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

6. Certain Representations of the Parties

(a)       The Buyer represents and warrants to the Seller:

(i)               the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this […***…] Letter Agreement;

(ii)           neither the execution and delivery by the Buyer of this […***…] Letter Agreement, nor the consummation of any of the transactions by the Buyer contemplated hereby, nor the performance by the Buyer of the obligations hereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)       this […***…] Letter Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)      The Seller represents and warrants to the Buyer:

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(i)                        the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under this […***…] Letter Agreement;

(ii)                 neither the execution and delivery by the Seller of this […***…] Letter Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations there under, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)             this […***…] Letter Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

7.  Confidentiality

The provisions of Clause 22.11 of the Purchase Agreement are incorporated by reference herein.

[…***…]

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[…***…]

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed,

HAWAIIAN AIRLINES, INC.

By: /s/ Hoyt H. Zia

Its:  Sr. Vice President, General Counsel & Corporate Secretary

HAL – A320 Family

HAL A321 […***…]

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Schedule 1

[…***…]

HAL – A320 Family

HAL A321 […***…]

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

LETTER AGREEMENT NO. 1 TO […***…] LETTER AGREEMENT

As of March 18, 2013

Hawaiian Airlines, Inc.

3375 Koapaka St.

Honolulu, HI  96819

RE:  […***…]

Ladies and Gentlemen,

HAWAIIAN AIRLINES, INC.  (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a […***…] Letter Agreement of even date herewith (the “Agreement”) which covers, among other matters, […***…], under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the […***…] Letter Agreement (the “Letter Agreement”) certain additional terms and conditions regarding the […***…].  Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

HAL – A320 Family

HAL A321 […***…]

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1.                                    […***…]

2.         ASSIGNMENT

The provisions of Paragraph 4 of the Agreement are incorporated by reference herein.

3.         CONFIDENTIALITY

The provisions of Clause 22.11 of the Purchase Agreement are incorporated by reference herein.

4.         COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

HAL – A320 Family

HAL A321 […***…]

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Patrick de Castelbajac

Its: Vice President Contracts

Accepted and Agreed,

HAWAIIAN AIRLINES, INC.

By: /s/ Hoyt H. Zia

Its: Sr. Vice President, General Counsel & Corporate Secretary

HAL – A320 Family

HAL A321 […***…]

*** Confidential Treatment Requested